Exhibit 10.14

CONFIDENTIAL

Execution Version

AMENDED AND RESTATED

RESEARCH COLLABORATION AND COMMERCIAL

LICENSE AGREEMENT

between

MERSANA THERAPEUTICS, INC.

and

MILLENNIUM PHARMACEUTICALS, INC.

dated

January 29, 2016

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

i

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

ARTICLE 6 - Regulatory Matters		43

6.1	Regulatory Assistance	43

6.2	Regulatory Documentation	44

6.3	Regulatory Communications	44

ARTICLE 7 - Fees, Milestones And Royalties		44

7.1	Technology Access Fee	44

7.2	Research Fees	45

7.3	Exclusive License Maintenance Fees	46

7.4	Option Exercise Fee	46

7.5	Royalties Payable by Licensee	47

7.6	Third Party Royalties	53

7.7	Limitations on Royalty Reductions	54

7.8	Development Milestone Payments	54

7.9	Back-up Products and Replacement Products	56

7.10	Sales Milestone Payments	56

7.11	Payment Terms	57

7.12	Right to Offset	57

7.13	Payment Method	57

7.14	Late Payments	57

7.15	Exchange Control	57

7.16	Taxes	57

ARTICLE 8 - Royalty Reports And Accounting		58

8.1	Reports, Exchange Rates	58

8.2	Audits	58

8.3	Confidential Financial Information	59

ARTICLE 9 - Confidentiality		60

9.1	Non-Disclosure Obligations	60

9.2	Permitted Disclosures	60

9.3	Press Releases and Other Disclosures to Third Parties	62

9.4	Use of Name	63

9.5	Publications Regarding Results of the Research Program	63

9.6	Return of Confidential Information	64

ARTICLE 10 - Inventions And Patents		65

10.1	Disclosure of Inventions	65

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

10.2	Ownership of Intellectual Property	65

10.3	Patent Prosecution and Maintenance	66

10.4	Enforcement of Patent Rights	70

10.5	Prior Patent Rights	72

10.6	Separate Representation	72

10.7	Trademarks	72

ARTICLE 11 - Infringement Or Other Actions Brought By Third Parties		73

11.1	Third Party Actions	73

11.2	Invalidity or Unenforceability Defenses or Actions	74

11.3	Third Party Rights	74

ARTICLE 12 - Representations And Warranties; Covenants		75

12.1	Mutual Representations and Warranties	75

12.2	Additional Representations, Warranties and Covenants of MTI	76

12.3	Additional Covenants of MTI	79

12.4	Performance by Affiliates	79

12.5	DISCLAIMER OF WARRANTIES	79

ARTICLE 13 - Term And Termination		80

13.1	Term	80

13.2	Termination by Licensee	80

13.3	Termination for Cause	80

13.4	License Survival Upon Insolvency	81

13.5	Effect of Expiration and Termination	81

ARTICLE 14 - Indemnity; Limitation Of Liability		83

14.1	Indemnity	83

14.2	Procedure	83

14.3	Limitation of Liability	84

ARTICLE 15 - Force Majeure		84

ARTICLE 16 - Assignment		85

ARTICLE 17 - Severability		85

ARTICLE 18 - Insurance		85

ARTICLE 19 - Miscellaneous		86

19.1	Notices	86

19.2	Applicable Law; Jurisdiction	87

19.3	Dispute Resolution	87

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

19.4	Entire Agreement	89

19.5	Independent Contractors	89

19.6	Waiver and Non-Exclusion of Remedies	89

19.7	Further Assurances	89

19.8	No Benefit to Third Parties	90

19.9	Equitable Relief	90

19.10	Counterparts	90

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

AMENDED AND RESTATED RESEARCH
COLLABORATION AND COMMERCIAL LICENSE AGREEMENT

This AMENDED AND RESTATED RESEARCH COLLABORATION AND COMMERCIAL LICENSE AGREEMENT is entered into as of the 29th day of January, 2016 (the “Amendment Effective Date”) by and between:

MERSANA THERAPEUTICS, INC., a Delaware corporation, having its principal place of business at 840 Memorial Drive Cambridge, MA 02139 (hereinafter referred to as “MTI”)

and

MILLENNIUM PHARMACEUTICALS, INC., a Delaware corporation, a wholly-owned subsidiary of Takeda Pharmaceutical Company Limited, having its principal place of business at 40 Landsdowne Street, Cambridge, MA 02139 (hereinafter referred to as “Licensee”).

MTI and Licensee may sometimes individually be referred to hereafter as a “Party” or collectively as the “Parties”.

WITNESSETH

WHEREAS, MTI and Licensee are parties to that certain Research Collaboration and Commercial License Agreement (the “Original Agreement”) dated March 31, 2014 (the “Original Effective Date”), as amended by the First Amendment to Research Collaboration and Commercial License Agreement (the “First Amendment”) dated October 15, 2014 (the “First Amendment Effective Date”), and as further amended by the Second Amendment to Research Collaboration and Commercial License Agreement (the “Second Amendment”) dated January 9, 2015 (the “Second Amendment Effective Date”);

WHEREAS, MTI Controls certain intellectual property rights relating to certain proprietary cytotoxins and certain technology useful for linking such proprietary cytotoxins to other molecules, such as Antibodies, capable of directing such cytotoxins to specific tissues or cells;

WHEREAS, Licensee Controls intellectual property rights relating to antibodies to certain Antigens, and is currently conducting Development programs to discover Antigens, or to incorporate Licensee Antibodies into pharmaceutical compounds, that may have activity in certain disease-related pathways, and to develop Licensee Antibodies that it Controls Directed to those Antigens;

WHEREAS, MTI has provided, and wishes to further provide, Licensee with the right to nominate certain Antigens as Designated Target Antigens and as Exclusive Target Antigens for use in conjunction with Licensee’s Development, Commercialization and Manufacture of Licensee Antibodies Directed to the Exclusive Target Antigens, on the terms set forth in this Agreement;

WHEREAS, pursuant to the Original Agreement, MTI provided Licensee with the right to nominate [***] Antigens as Designated Target Antigens, and Licensee has subsequently

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

designated [***] such Antigens as Designated Target Antigens (the Designated Target Antigen [***]), and has further designated [***] as an Exclusive Target Antigen (the Exclusive Target Antigen [***]);

WHEREAS, pursuant to the Second Amendment, the Parties amended the Original Agreement to provide Licensee with the right to nominate up to three (3) additional Antigens as Designated Target Antigens, and Licensee has subsequently designated [***] as [***] Designated Target [***] (the Designated Target [***]), which upon such designation became Exclusive Target [***];

WHEREAS, MTI and Licensee seek to amend and restate the Original Agreement, as amended by the First Amendment and the Second Amendment, in its entirety as set forth herein, and to provide Licensee with the right to nominate up to three (3) additional Antigens as Designated Target Antigens, which upon designation as provided herein shall also be Exclusive Target Antigens, on the terms set forth in this Agreement;

NOW, THEREFORE, in consideration of the mutual covenants and obligations set forth herein, the Parties hereto, intending to be legally bound, agree as follows:

ARTICLE 1 - DEFINITIONS AND INTERPRETATION

1.1          Definitions.  For the purposes of this Agreement the following words and phrases shall have the following meanings:

1.1.1           “Accounting Standard” means (a) with respect to MTI, GAAP, and (b) with respect to Licensee, IFRS.

1.1.2           “ADC” means an Antibody Directed to a Target that is conjugated to either (a) a Cytotoxic Compound [***] or (b) a Payload [***].

1.1.3           “ADC Materials” has the meaning set forth in Section 2.2.1.

1.1.4           “Affiliate” of a Party or Third Party means any corporation or other business entity that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with such Party or Third Party, as applicable.  As used herein, the term “control” means the direct or indirect ownership of fifty percent (50%) or more of the stock having the right to vote for directors thereof or the ability to otherwise control the management thereof.

1.1.5           “Agreement” means this Amended and Restated Research Collaboration and Commercial License Agreement, all amendments and supplements thereto and all schedules attached hereto, including the following:

Schedule A	-	Research Plans:

[***]		[***]

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Schedule B	-	MTI Patent Rights

Schedule C	-	MTI In-Licenses

Schedule D	-	Press Releases:

D.1		- Previous Press Releases

D.2		- Joint Press Release

Schedule E	-	Cytotoxic Compounds and Payloads:

E.1		- Cytotoxic Compounds

E.2		- Payloads

Schedule F	-	Designated Target Antigens:

[***]		[***]

Schedule G	-	Co-Exploitation Terms

Schedule H	-	Share Purchase Agreement Term Sheet

1.1.6           “Alternate Product” has the meaning set forth in Section 7.9.1.

1.1.7           “Amendment Effective Date” means the date set forth in the first line of this Agreement.

1.1.8           “Antibody” means an unconjugated polyclonal or monoclonal antibody (whether (a) fully human, fully mouse, humanized, phage display, chimeric, polyclonal, polyclonal mixes or any other type of antibody, (b) multiple or single chain, single domain, recombinant, in vivo, in vitro or naturally occurring or a combination of the foregoing in any species or (c) monospecific or bi-specific) or any analog, derivative, fragment or modification thereof (including a full antibody, scFv, scFvFc, Fab, minibody, single domain antibodies, nanobodies, etc.).

1.1.9           “Antigen” means (a) any protein (including any glyco- or lipo-protein), carbohydrate, compound or other composition that stimulates the production of Antibodies or against which Antibodies are Directed, (b) any naturally occurring isoform or variants thereof or (c) any fragment or peptide of any of the foregoing.  The whole protein, carbohydrate, compound or other composition as well as a fragment or peptide thereof, or portion of the whole is considered the same Antigen.

1.1.10         “Applicable Law” means any law or statute, any rule or regulation (including written governmental interpretations thereof, the guidance related thereto, or the application thereof) issued by a Governmental Authority or Regulatory Authority and any judicial, governmental, or administrative order, judgment, decree, or ruling, in each case as applicable to the subject matter and the parties at issue.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

1.1.11         “Available” has the meaning set forth in Section 2.4.2(a).

1.1.12         “Bankruptcy Code” has the meaning set forth in Section 13.4.

1.1.13         “Biosimilar Product” means, with respect to a Licensed Product in [***], any generic, biosimilar or interchangeable product sold by a Third Party that (a) has been licensed (i) as a biosimilar (as defined in Section 351(i)(2) of the PHSA) or interchangeable (as defined in Section 351(i)(3) of the PHSA) biological product by the FDA pursuant to Section 351(a) or 351(k) of the PHSA or (ii) a generic product under Section 505(b)(2) or 505(j) of the FD&C Act or any subsequent or superseding law, statute or regulation, (b) has been licensed as a similar biological medicinal product by EMA pursuant to Directive 2001/83/EC, as may be amended, or any subsequent or superseding law, statute or regulation or (c) has otherwise received Regulatory Approval as a generic, biosimilar or interchangeable product from another applicable Regulatory Authority in such country, where in the case of each of clauses (a), (b) or (c) above, such Licensed Product is the reference product for purposes of determining biosimilarity or interchangeability of the Third Party product.

1.1.14         “BLA” has the meaning set forth in the definition of Regulatory Approval.

1.1.15         “Breaching Party” has the meaning set forth in Section 13.3.1.

1.1.16         “Business Day” means a day on which national banks located in the Commonwealth of Massachusetts are open for commercial banking business other than a Saturday or Sunday.

1.1.17         “Calendar Quarter” means any of the three (3)-month periods beginning on January 1, April 1, July 1 or October 1 of any Calendar Year, except that the first Calendar Quarter of the Term shall commence on the Original Effective Date and end on June 30, 2014 and the last Calendar Quarter shall end on the last day of the Term.

1.1.18         “Calendar Year” means, (a) for the first Calendar Year, the period commencing on the Original Effective Date and ending on December 31 of the year during which the Original Effective Date occurs, (b) for the last Calendar Year, the period commencing on January 1 of the last year of the Term, and ending on the last day of the Term, and (c) each interim period of twelve (12) months commencing on January 1 and ending on December 31.

1.1.19         “Certification Date” has the meaning set forth in Section 12.2.

1.1.20         “Change in Control” means with respect to a Party, (a) a merger or consolidation in which (i) such Party is a constituent party, or (ii) a subsidiary of such Party is a constituent party, and such entity in clause (i) or (ii) issues shares of its capital stock pursuant to such merger or consolidation, except in the case of either clause (i) or (ii) any such merger or consolidation involving such Party or a subsidiary of such Party in which the shares of capital stock of such entity outstanding immediately prior to such merger or consolidation continue to represent, or are converted into or are exchanged for shares of capital stock which represent, immediately following such merger or consolidation more than 50% by voting power of the capital stock of (A) the surviving or resulting corporation or (B) the parent corporation of such

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

surviving or resulting corporation, in the case that the surviving or resulting corporation is a wholly owned subsidiary of another corporation immediately following such merger or consolidation; (b) the sale, lease, transfer, exclusive license or other disposition, in a single transaction or series of related transactions, by such Party or a subsidiary of such Party of all or substantially all of the assets of such Party or such subsidiary of such Party taken as a whole or to which this Agreement relates (except where such sale, lease, transfer, exclusive license or other disposition is only to a wholly owned subsidiary of such Party or a subsidiary of such Party); or (c) any “person” or “group,” as such terms are defined in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended, and the rules thereunder (collectively, the “Exchange Act”) in a single transaction or series of related transactions, becomes the beneficial owner as defined under the Exchange Act, directly or indirectly, whether by purchase or acquisition or agreement to act in concert or otherwise, of 50% or more by voting power of the then-outstanding capital stock or other equity interests of such Party or a subsidiary of such Party, other than pursuant to a bona fide financing.

1.1.21         “Claim” has the meaning set forth in Section 14.1.1.

1.1.22         “Clinical Trial” means any clinical study conducted on human subjects.  Without limiting the foregoing, Clinical Trials includes any Phase I Clinical Trial, Phase II Clinical Trial, Phase III Clinical Trial or Phase IV Clinical Trial.

1.1.23         “Co-Exploitation” mean the Exploitation activities conducted pursuant to the Co-Exploitation Terms.

1.1.24         “Co-Exploitation License” has the meaning set forth in Section 5.5.4(c).

1.1.25         “Co-Exploitation Option” has the meaning set forth in Section 5.5.1.

1.1.26         “Co-Exploitation Option Exercise Fee” means Fifteen Million Dollars ($15,000,000), to be paid as set forth in Section 5.5.4(a) and, as applicable, Section 5.5.4(b).

1.1.27         “Co-Exploitation Option Period” has the meaning set forth in Section 5.5.1.

1.1.28         “Co-Exploitation Terms” means the terms applicable to the co-Development, co-Commercialization and co-Promotion of the Co-Exploited Product in and for the United States as set forth in Schedule G.

1.1.29         “Co-Exploited Product” means the Potential Co-Exploited Product as to which MTI has exercised the Co-Exploitation Option, or the replacement thereto, if any, made in accordance with Section 5.5.6.

1.1.30         “Combination Product” has the meaning set forth in the definition of Net Sales.

1.1.31         “Commercialize” or “Commercializing” means to market, Promote, distribute, offer for sale, sell, have sold, import, have imported, export, have exported or

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

otherwise commercialize a compound or product.  When used as a noun, “Commercialization” means any and all activities involved in Commercializing.

1.1.32         “Commercially Reasonable Efforts” means, with respect to the efforts to be expended by a Party with respect to any objective, those reasonable, good faith efforts to accomplish such objective as such Party would use to accomplish a similar objective under similar circumstances, taking into account (when relevant with respect to a product) the competitiveness of the marketplace, its proprietary position, the regulatory requirements involved in its Development, Commercialization and Regulatory Approval, the cost of goods and availability of capacity to Manufacture at commercial scale, the profitability (including payment of any royalties or other payments hereunder or to Third Parties), and other relevant factors, including other commercial, technical, legal, safety, medical or scientific factors.

1.1.33         “Companion Diagnostic” means a diagnostic product developed for use with a product (whether developed after or in connection with such product) for predicting or monitoring the suitability of such product for prophylactic or therapeutic use in human patients or defined subpopulations thereof.  Potential applications for a Companion Diagnostic with respect to a product include use: (a) as a means to select or monitor the patient population for the conduct of Clinical Trials of such product, (b) to predict predisposition to treatment in clinical use with such product (including to predict the likelihood or degree of therapeutic efficacy), or (c) to predict or monitor therapeutic efficacy or potential safety considerations in clinical use with such product.

1.1.34         “Competitive Product” has the meaning set forth in Section 10.4.1.

1.1.35         “Confidential Information” has the meaning set forth in Section 9.1.

1.1.36         “Conjugation Know-How” means all Know-How that is invented, conceived or developed by or on behalf of either or both Party(ies) in the conduct of its or their activities (a) (i) under a Research Plan, and (ii) that consists of the binding or coupling of Antibody(ies) [***], including (x) [***] and (y) the [***], or (b) (i) outside of a Research Plan, but otherwise under this Agreement and during the Term and (ii) that consists of the binding or coupling of Antibody(ies) [***], including (x) [***] and (y) [***].

1.1.37         “Conjugation Technology” means (a) all Conjugation Know-How, and (b) any Patent Right to the extent that it claims such Conjugation Know-How (“Conjugation Patent Right”).

1.1.38         “Control” means, with respect to any information, Regulatory Documentation or intellectual property right, possession, whether directly or indirectly, by a Party or its Affiliates (including, except as described below, a Future Acquirer) of the ability (whether by sole, joint or other ownership interest, license or otherwise, other than pursuant to the grants set forth in this Agreement) to grant the right to access or use, or to grant a license or a sublicense to, such information or intellectual property right as provided for herein without violating the terms of any agreement or other arrangement with any Third Party.  Notwithstanding the foregoing, any information or intellectual property right Controlled by a Future Acquirer shall not be treated as “Controlled” by the applicable acquired Party or its

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Affiliates for purposes of this Agreement to the extent, but only to the extent, that such intellectual property (a) is Controlled by such Future Acquirer immediately prior to the time such Future Acquirer qualifies as such, other than pursuant to a license or other grant of rights (whether directly or indirectly) by the applicable acquired Party or its Affiliates, or (b) is Controlled by such Future Acquirer subsequent to the time that such Future Acquirer qualifies as such but (i) was not Controlled by the applicable acquired Party or any of its existing Affiliates prior to the time such Future Acquirer qualifies as such and (ii) did not come under the Control of such Future Acquirer due to any license or other grant of rights by the applicable acquired Party or its Affiliates or any reference or access to any Licensee Technology, MTI Technology or any other intellectual property right or other Confidential Information of the applicable non-acquired Party or information or intellectual property right Controlled by the applicable acquired Party or any of its Affiliates (other than information or intellectual property Controlled by a Future Acquirer that would be excluded by clause (a) or (b)(i) of this definition).

1.1.39         “Cover” means, with respect to a Patent Right in a country, that the Development, Manufacture, Commercialization or other Exploitation of a Licensed Product in such country would, but for ownership of or the grant of a license to such Patent Right, infringe a Valid Patent Claim of such Patent Right.

1.1.40         “Cytotoxic Compound” means (a)  [***], and (b) [***] that, as of the Amendment Effective Date or, subject to Section 3.7, at any time during the Term, (i) (x) MTI or its Affiliates own, and (y) with respect to which MTI or its Affiliates Control Patent Rights Covering such cytotoxic compound or Control Know-How that relates to or consists of such cytotoxic compound, and (ii) that the Parties have mutually agreed to include as a Cytotoxic Compound by expressly identifying it as such in the applicable Research Plan, and any Improvements to any of the foregoing ((a) and (b)). All Cytotoxic Compounds that are identified in a Research Program as of the Amendment Effective Date are set forth on Schedule E.1, subject to updating in accordance with Section 2.2.2.

1.1.41         “Designated Patent Rights” has the meaning set forth in Section 10.3.3(a).

1.1.42         “Designated Target Antigen” means any Antigen designated by Licensee and confirmed to be Available on the register of available targets maintained by the Gatekeeper pursuant to the procedures set forth in Section 2.4.  For clarity, each Designated Target Antigen shall include any naturally occurring variants or isoforms thereof as well as any fragment or peptide of such Antigen, variants and isoforms.  For clarity, each of the Designated Target Antigen One, the Designated Target Antigen Two, the Designated Target Antigen Three, the Designated Target Antigen Four, the Designated Target Antigen Five, the Designated Target Antigen Six and the Designated Target Antigen Seven (and any Replacement Antigen with respect to any of the foregoing) shall be a Designated Target Antigen.

1.1.43         “Designated Target Antigen One” means, subject to Section 2.4.5, the Antigen [***].

1.1.44         “Designated Target Antigen Two” means, subject to Section 2.4.5, the Antigen [***].

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

1.1.45         “Designated Target Antigen Three” means, subject to Section 2.4.5, the Antigen [***].

1.1.46         “Designated Target Antigen Four” means, subject to Section 2.4.5, the fourth (4th) Designated Target Antigen [***].

1.1.47         “Designated Target Antigen Five” means, subject to Section 2.4.5, the fifth (5th) Designated Target Antigen [***].

1.1.48         “Designated Target Antigen Six” means, subject to Section 2.4.5, the sixth (6th) Designated Target Antigen [***].

1.1.49         “Designated Target Antigen Seven” means, subject to Section 2.4.5, the seventh (7th) Designated Target Antigen [***].

1.1.50         “Develop” or “Developing” means to discover, research or otherwise develop a product, including conducting non-clinical and clinical research and development activities, including toxicology, pharmacology and other discovery efforts, test method development and stability testing, process development, formulation development, delivery system development, quality assurance and quality control development, process and manufacturing scale-up and other manufacturing activities related to developing a product, statistical analysis, clinical studies (including pre-approval studies), Companion Diagnostics activities, regulatory affairs, pharmacovigilance, Regulatory Approval, post-approval clinical activities including Phase IV Clinical Trials.  When used as a noun, “Development” means any and all activities involved in Developing.

1.1.51         “Development Plan” means a written comprehensive plan for the Development of a Potential Co-Exploited Product in the Field, including Development activities to be conducted, Development timelines, clinical trial design, Companion Diagnostic development, activities designed to generate the manufacturing scale-up, clinical and regulatory information required for filing and obtaining or maintaining Regulatory Approval for such Potential Co-Exploited Product, as customarily produced by Licensee at the applicable stage of Development.

1.1.52         “Directed” means, with respect to an Antigen, that an Antibody or an ADC is selected, generated or optimized to preferentially bind to such Antigen.

1.1.53         “Drug Master File” shall mean a voluntary submission to the FDA or any foreign equivalent submission to a Regulatory Authority (such as an Active Substance Master File in the European Union) that may be used to provide (a) information regarding a Licensed Product, ADC, Cytotoxic Compound or Payload, as applicable, (b) information regarding MTI Linker Technology or any other MTI Technology used to create an ADC or a Licensed Product, and (c) information regarding the Manufacturing (including the facilities used therefor) of a Licensed Product or ADC.

1.1.54         “EMA” means the European Medicines Agency, and any successor agency thereto.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

1.1.55         “Estimated Pre-Payment” has the meaning set forth in Section 7.2.2.

1.1.56         “EU Major Market Country” means each of France, Germany, Italy, Spain and the United Kingdom.

1.1.57         “European Union” means the economic, scientific and political organization of member states of the European Union as it may be constituted from time to time.

1.1.58         “Event of Force Majeure” has the meaning set forth in Article 15.

1.1.59         “Exchange Act” has the meaning set forth in the definition of Change in Control.

1.1.60         “Excluded MTI Conjugation Know-How” has the meaning set forth in the definition of Product Know-How.

1.1.61         “Exclusive License” has the meaning set forth in Section 3.2.1.

1.1.62         “Exclusive License Maintenance Fee” has the meaning set forth in Section 7.3.

1.1.63         “Exclusive Target Antigens” means each of the Exclusive Target Antigen One, the Exclusive Target Antigen Two, the Exclusive Target Antigen Three, the Exclusive Target Antigen Four, the Exclusive Target Antigen Five, the Exclusive Target Antigen Six and the Exclusive Target Antigen Seven.

1.1.64         “Exclusive Target Antigen One” means Designated Target Antigen One. The Parties acknowledge and agree that the Exclusive Target Antigen One was designated by Licensee [***].

1.1.65         “Exclusive Target Antigen Two” means Designated Target Antigen Two [***].

1.1.66         “Exclusive Target Antigen Three” means Designated Target Antigen Three.

1.1.67         “Exclusive Target Antigen Four” means Designated Target Antigen Four.

1.1.68         “Exclusive Target Antigen Five” means Designated Target Antigen Five.

1.1.69         “Exclusive Target Antigen Six” means Designated Target Antigen Six.

1.1.70         “Exclusive Target Antigen Seven” means Designated Target Antigen Seven.

1.1.71         “[***]” has the meaning set forth in Section 19.3.4.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

1.1.72         “Exploit” means make, have made, import, use, sell or offer for sale, including to research, Develop, Commercialize, register, Manufacture, have Manufactured, hold or keep (whether for disposal or otherwise), have used, export, transport, distribute, Promote, market or have sold or otherwise dispose of.  “Exploitation” means the act of Exploiting a compound, product or process.

1.1.73         “Extensions” has the meaning set forth in Section 10.3.6.

1.1.74         “FD&C Act” means the Federal Food, Drug & Cosmetic Act, as amended, together with any rules, regulations and requirements promulgated thereunder (including all additions, supplements, extensions and modifications thereto).

1.1.75         “FDA” means the United States Food and Drug Administration, and any successor agency thereto.

1.1.76         “Field” means all diagnoses, prevention, control or treatment of any and all human conditions, diseases and disorders.

1.1.77         “First Amendment” has the meaning set forth in the introduction to this Agreement.

1.1.78         “First Amendment Effective Date” has the meaning set forth in the introduction to this Agreement.

1.1.79         “First Commercial Sale” means, with respect to any Licensed Product and with respect to any country of the Territory, the first commercial sale of a Licensed Product by Licensee, its Affiliates or Sublicensees to a Third Party for monetary value following, if required by Applicable Law, Regulatory Approval and Pricing Approval of such Licensed Product and, when Regulatory Approval and Pricing Approval are not required by Applicable Law for the Licensed Product, the first commercial sale in that country, in each case for use or consumption of such Licensed Product in such country by the general public; provided, that sales for clinical study purposes or compassionate, named patient (paid or unpaid) or similar use shall not constitute a First Commercial Sale.

1.1.80         “Fleximer” means MTI’s biodegradable polymer platform, poly(hydroxymethylethylene)hydroxymethyl formal, in any of its forms and sizes and varieties that are incorporated into an ADC or otherwise delivered to Licensee pursuant to a Research Plan.

1.1.81         “Fleximer Conjugation Patent Right” means any Patent Right to the extent that it claims Conjugation Know-How (other than Product Know-How) that (a) is invented, conceived or developed solely by Licensee, its Affiliates or by a Third Party, other than MTI or its Affiliates, acting on behalf of Licensee and (b) is specific to Fleximer.

1.1.82         “Former Designated Target Antigen” has the meaning set forth in Section 2.4.5.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

1.1.83         “FTE” means one person (or the equivalent of one person) working full time for one twelve (12) month period in a Development, regulatory or other relevant capacity employed or contracted by a Party and assigned to perform specified work, with such commitment of time and effort to constitute one employee performing such work on a full-time basis, which for purposes hereof shall be [***] hours per year.

1.1.84         “FTE Fee” has the meaning set forth in Section 7.2.1.

1.1.85         “FTE Rate” means, as of the Amendment Effective Date, [***] Dollars [***]; provided, that such rate shall be adjusted [***], with each [***] adjustment effective as of [***], based on the percentage increase over the applicable annual period in the Consumer Price Index (U.S. Bureau of Labor Statistics for all urban consumers, U.S. city average, all items).  The FTE Rate shall be deemed inclusive of (a) all expenses incurred per FTE providing the applicable services under the Research Plans, including salaries, wages, bonuses, benefits, profit sharing, stock option grants, and FICA costs and other similar ex-U.S. costs, meals and entertainment, training, recruiting, relocation, operating supplies, and equipment and other disposable goods to the extent required for the performance of the applicable services and (b) Overhead associated with such FTE and the performance of its activities under the Research Plans.

1.1.86         “Future Acquirer” means a Third Party to any Change in Control transaction involving either Party and such Third Party or any of such Third Party’s Affiliates other than the applicable acquired Party or any of its Affiliates existing immediately prior to such Change in Control.

1.1.87         “Future MTI In-License” means any agreement that is deemed to be a Future MTI In-License under Section 3.7.2.

1.1.88         “GAAP” means Generally Accepted Accounting Principles in the United States.

1.1.89         “Gatekeeper” shall mean [***], or such other Third Party as may be agreed by the Parties in writing from time to time.

1.1.90         “GLP Toxicology Studies” means, with respect to a Licensed Product, animal studies conducted in accordance with GLP and intended to support an IND for such Licensed Product.

1.1.91         “Good Clinical Practices” means the then current standards for good clinical practices for pharmaceuticals, as set forth in the FD&C Act and applicable regulations and guidances promulgated thereunder, including the Code of Federal Regulations, and the guidelines of the International Conference on Harmonization and other comparable regulations and guidances of any Regulatory Authority in any country or region outside of the United States, as applicable.

1.1.92         “Good Laboratory Practices” or “GLP” means the then current standards for good laboratory practices for pharmaceuticals, as set forth in the FD&C Act and applicable regulations and guidances promulgated thereunder, including the Code of Federal

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Regulations, and the guidelines of the International Conference on Harmonization and other comparable regulations and guidances of any Regulatory Authority in any country or region outside of the United States, as applicable.

1.1.93         “Good Manufacturing Practices” means the then current standards for good manufacturing practices for pharmaceuticals, as set forth in the FD&C Act and applicable regulations and guidances promulgated thereunder, including the Code of Federal Regulations, and the guidelines of the International Conference on Harmonization and other comparable regulations and guidances of any Regulatory Authority in any country or region outside of the United States, as applicable.

1.1.94         “Governmental Authority” means any applicable multi-national, federal, state, local, municipal or other government authority of any nature (including any governmental division, prefecture, subdivision, department, agency, bureau, branch, office, commission, council, court or other tribunal).

1.1.95         “Gross Sales” means revenue recognized under IFRS.

1.1.96         “IFRS” means International Financial Reporting Standards.

1.1.97         “Improvement” means all patentable and non-patentable inventions, discoveries, developments, enhancements, modifications or other know-how or improvements that derive from or relate to a Licensee Antibody, a Cytotoxic Compound or Payload, as applicable or the MTI Linker Technology, whether invented, conceived or developed by a Party, its Affiliate or a Third Party acting on a Party’s behalf or jointly by both Parties or their Affiliates or Third Parties acting on their behalf.

1.1.98         “IND” means (a) in the United States, an Investigational New Drug Application, as defined in the FD&C Act, filed with the FDA that is required to be filed with the FDA before conducting a Clinical Trial (including all supplements and amendments that may be filed with respect to the foregoing); and (b) any foreign counterpart of the foregoing.

1.1.99         “Indemnitee” has the meaning set forth in Section 14.2.

1.1.100      “Indemnitor” has the meaning set forth in Section 14.2.

1.1.101      “Indication” means, with respect to a Licensed Product in a country, an indication for which it is being developed or for which Regulatory Approval is obtained for such Licensed Product in such country and shall include any subsequent Regulatory Approval for (a) any other indications for which additional Clinical Trials are not required, (b) any label expansion for an existing Indication, whether or not requiring additional Clinical Trials or (c) the use of such Licensed Product for use as a first-, second- or third-line therapy, or as an adjuvant therapy, for the same tumor type, whether or not requiring additional Clinical Trials.  For clarity, [***] for any subsequent Regulatory Approval described in the foregoing clauses (a)-(c) that is obtained for a Licensed Product.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

1.1.102      “Initiation” means, with respect to a Clinical Trial, the dosing of the first patient with a Licensed Product pursuant to the clinical protocol for the specified Clinical Trial.

1.1.103      “Issued Shares” has the meaning set forth in Schedule H.

1.1.104      “Joint Know-How” means Know-How that is invented, conceived, or developed jointly by or on behalf of both Parties’ (or their Affiliates’ or Sublicensees’) employees or Third Parties acting on such Parties’ behalf, in each case, in the course of such Party’s or Affiliates’ or Sublicensees’ performance under this Agreement, but that does not otherwise constitute MTI Platform Technology or Product Technology.

1.1.105      “Joint Patent Committee” has the meaning set forth in Section 10.3.8(a).

1.1.106      “Joint Patent Right” means any Patent Right that claims Joint Know-How.

1.1.107      “Joint Research Committee” has the meaning set forth in Section 2.5.2(a).

1.1.108      “Joint Technology” means the Joint Know-How and the Joint Patent Rights.

1.1.109      “Know-How” means all proprietary technical information, processes, formulae, data, inventions, methods, knowledge, discoveries, know-how, trade secrets and other information, whether or not patentable, but that is not generally known, including any tangible embodiments of the foregoing.

1.1.110      “Liabilities” has the meaning set forth in Section 14.1.1.

1.1.111      “Licensed Product” means any composition, combination, dosage, drug, formulation or good that incorporates one or more ADCs.

1.1.112      “Licensee” has the meaning set forth in the introduction to this Agreement.

1.1.113      “Licensee Antibody” means (a) any Antibody that is provided by or on behalf of Licensee to MTI under this Agreement and that is Directed to a Target or (b) any Improvement thereto (other than any Improvement that would cause such Antibody to not be Directed to a Target).

1.1.114      “Licensee Know-How” means any and all Know-How, excluding any Joint Know-How, that (a) is Controlled by Licensee or any Affiliate of Licensee as of the Original Effective Date or that comes into the Control of Licensee or any of its Affiliates at any time during the Term and (b) relates to or consists of (i) [***], (ii) [***], (iii) [***], or (iv) [***].

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

1.1.115                   “Licensee Patent Right” means any Patent Right that claims Licensee Know-How, including the Product Patent Rights, but excluding any Joint Patent Rights.

1.1.116                   “Licensee Regulatory Documentation” means Regulatory Documentation owned or Controlled by Licensee or any of its Affiliates on or after the Original Effective Date relating to an ADC or a Licensed Product.

1.1.117                   “Licensee Technology” means the Licensee Patent Rights and the Licensee Know-How.

1.1.118                   “Major Market Country” means each of the United States, Japan, France, Germany, Italy, Spain and the United Kingdom.

1.1.119                   “Manufacture” or “Manufacturing” means to make, produce, manufacture, process, fill, finish, package, label, perform quality assurance testing, release, ship or store a compound or product or any intermediate or component thereof.  When used as a noun, “Manufacture” or “Manufacturing” means any and all activities involved in Manufacturing a compound or product or any intermediate or component thereof.

1.1.120                   “Marketing Authorization Application” means the application for Regulatory Approval submitted to the Committee for Medicinal Products for Human Use of the European Commission.

1.1.121                   “MHLW” means the Ministry of Health, Labour and Welfare in Japan, or any successor entity thereto.

1.1.122                   “MTI” has the meaning set forth in the introduction to this Agreement.

1.1.123                   “MTI Indemnitees” has the meaning set forth in Section 14.1.2.

1.1.124                   “MTI In-License” means each agreement listed on Schedule C to this Agreement.

1.1.125                   “MTI IP” has the meaning set forth in the definition of Reciprocal Technology.

1.1.126                   “MTI Know-How” means any and all Know-How, excluding any Product Know-How and Joint Know-How, that is (a) Controlled by MTI or any Affiliate of MTI as of the Original Effective Date or, subject to Section 3.7, at any time during the Term and (b) relates to or consists of a [***] of any of the foregoing and is necessary or useful to Develop, Manufacture or Commercialize or otherwise Exploit ADCs or Licensed Products, including the MTI Platform Know-How and MTI’s and its Affiliates’ right, title and interest in the Conjugation Know-How.

1.1.127                   “MTI Licensee” has the meaning set forth in Section 3.11.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

1.1.128                   “MTI Linker Technology” means Fleximer and any of its forms and sizes and varieties that MTI or its Affiliates own or otherwise Control as of the Original Effective Date, or subject to Section 3.7, at any time during the Term.

1.1.129                   “MTI Patent Right” means any Patent Right that (a) claims MTI Know-How or (b) is otherwise Controlled by MTI or any of its Affiliates (such as, for example, as a result of a license to or acquisition of Patent Rights that does not include any license to or acquisition of Know-How) as of the Original Effective Date or, subject to Section 3.7, at any time during the Term that relates to or consists of a [***] of any of the foregoing and is necessary or useful to Develop, Manufacture or Commercialize or otherwise Exploit ADCs or Licensed Products, including the MTI Platform Patent Rights and MTI’s and its Affiliates’ right, title and interest in the Conjugation Patent Rights, but excluding any Joint Patent Rights or Product Patent Rights.  As of the Amendment Effective Date, MTI Patent Rights includes all Patent Rights listed in Schedule B.

1.1.130                   “MTI Platform Know-How” means all Know-How that (a) is invented, conceived or developed by or on behalf of either or both Party(ies) in the course of conducting its or their activities under this Agreement, and (b) to the extent relating to or consisting of [***], but excluding any such Know-How that is invented, conceived or developed by or on behalf of (i) Licensee (other than by MTI or its Affiliates) to the extent relating to or consisting of (A) any Antibody Directed to a Target (including a Licensee Antibody), (B) any Conjugation Know-How or (C) the Exploitation of any of the foregoing ((A) or (B)), or (ii) either or both Party(ies) that is Product Know-How.

1.1.131                   “MTI Platform Patent Right” means any Patent Right that claims MTI Platform Know-How.

1.1.132                   “MTI Platform Technology” means the MTI Platform Know-How and the MTI Platform Patent Rights.

1.1.133                   “MTI Prosecution Patent Rights” is defined in Section 12.2(c).

1.1.134                   “MTI Regulatory Documentation” means Regulatory Documentation owned or Controlled by MTI or any of its Affiliates on or after the Original Effective Date relating to a Cytotoxic Compound or Payload, as applicable, the MTI Linker Technology or other MTI Technology that is necessary or useful to Exploit an ADC or a Licensed Product.  For clarity, MTI Regulatory Documentation also includes Regulatory Documentation owned or Controlled by MTI or any of its Affiliates relating to any Clinical Trial of a Co-Exploited Product conducted by or on behalf of MTI pursuant to the Co-Exploitation Terms.

1.1.135                   “MTI Technology” means the MTI Patent Rights and the MTI Know-How.

1.1.136                   “MTI Trademarks” has the meaning set forth in Section 10.7.

1.1.137                   “NDA” has the meaning set forth in the definition of Regulatory Approval.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

1.1.138                   “Net Sales” means the aggregate gross invoiced amounts for all Licensed Products sold by or for Licensee, its Affiliates or Sublicensees (Licensee or such other selling person, the “Selling Person”) to Third Parties (and not any Affiliate or Sublicensee of Licensee), in each case, after deduction (if not already deducted in the amount invoiced) of the following items paid by the Selling Person, provided and to the extent that such items are incurred or allowed and do not exceed reasonable and customary amounts in the market in which such sales occurred:

(a)                                 any trade, quantity or cash discounts, allowances, rebates or payments actually taken and allowed, including promotional or similar discounts or rebates and discounts, rebates or payments (including compulsory payments) to governmental (national, state or local), group purchasing organizations, or managed care organizations;

(b)                                 discounts provided in connection with coupon, voucher or similar patient programs;

(c)                                  any credits or allowances given or made with respect to Licensed Products by reason of rejection, defects, recalls, returns, rebates, retroactive price reductions or uncollectable amounts;

(d)                                 any tax, tariff, duty or government charge (including any sales, value added, excise or similar tax or government charge, but excluding any income tax) levied on the sale, transportation or delivery of the Licensed Products and borne by the Selling Person without reimbursement from any Third Party, including that portion of the annual fee on prescription drug manufacturers imposed by the Patient Protection and Affordable Care Act, Pub. L. No. 111-148 (as amended) and similar contributions in all countries including that certain tax with respect to pharmaceutical or biotechnology companies in France (known as the remise conventionelle) and including any contribution for “Drug Induced Suffering” and “Contribution for Measure for Drug Safety” payable to the Pharmaceuticals and Medical Devices Agency in Japan and equivalent taxes, fees or contributions in all other countries in the Territory, that the Selling Person allocates to sales of Licensed Products in accordance with its standard policies and procedures consistently applied across its products, as applicable;

(e)                                  any sales, credits or allowances given or made with respect to Licensed Products for wastage replacement, indigent patient, Clinical Trial and any unpaid compassionate or named patient, charitable or humanitarian programs; and

(f)                                   any charges for freight, packaging for shipment, postage or transportation, or for insurance, in each case to the extent borne by the Selling Person.

In the event a Licensed Product is sold as part of a Combination Product (as defined below) in a country, the Net Sales of such Licensed Product, for the purposes of determining payments based on Net Sales in such country, shall be negotiated by the Parties in good faith, which negotiations shall commence promptly following filing by or on behalf of Licensee with a Regulatory Authority for Regulatory Approval with respect to such Combination Product (provided that any failure to reach agreement with respect thereto shall not require Licensee to delay the First Commercial Sale of such Combination Product), taking into account the relative

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

price of each component when sold separately and in a manner consistent with industry standards.  As used above, the term “Combination Product” means any pharmaceutical product that consists of an ADC and other active compounds or active ingredients sold as a single formulation or any combination of a Licensed Product sold together with another pharmaceutical product for a single invoiced price, and the phrases “sold as part of a Combination Product,” and “sold separately” refer to sales by the Selling Person in the applicable country.

All of the foregoing deductions from the gross invoiced sales prices of Licensed Products shall be determined in accordance with applicable Accounting Standards.  In the event that the Selling Person makes any adjustments to such deductions after the associated Net Sales have been reported pursuant to this Agreement, the adjustments shall be reported and reconciled in the next report and payment of any amounts due or credit issued, as applicable.

1.1.139                   “New Development” has the meaning set forth in Section 3.7.1.

1.1.140                   “New Exclusive Target Antigen” means each of the Exclusive Target Antigen [***].

1.1.141                   “New Technologies” has the meaning set forth in Section 3.7.2.

1.1.142                   “New Technology Notice” has the meaning set forth in Section 3.7.2.

1.1.143                   “New Terms” has the meaning set forth in Section 3.7.2.

1.1.144                   “Notice of Dispute” has the meaning set forth in Section 19.3.1.

1.1.145                   “Notice Period” has the meaning set forth in Section 13.3.1.

1.1.146                   “Option” has the meaning set forth in Section 3.4.

1.1.147                   “Option Exercise Date” has the meaning set forth in Section 3.5.

1.1.148                   “Option Exercise Fee” has the meaning set forth in Section 7.4(a).

1.1.149                   “Option Period” means, with respect to each Designated Target Antigen that is the subject of a Research Program, the period commencing on the [***] day of the applicable Research Program Term and continuing until [***] Business Days after the end of such Research Program Term.

1.1.150                   “Original Agreement” has the meaning set forth in the introduction to this Agreement.

1.1.151                   “Original Effective Date” has the meaning set forth in the introduction to this Agreement.

1.1.152                   “Overage” has the meaning set forth in Section 7.2.2.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

1.1.153                   “Overhead” means an amount covering internal overhead costs, including equipment maintenance costs, utilities, insurance premiums, general, administrative, supervisory and facilities expenses, including allocated personnel, building operating costs and depreciation and repairs and maintenance, but excluding idle capacity charges.

1.1.154                   “Party” and “Parties” are defined in the introduction to this Agreement.

1.1.155                   “Patent Right” means any and all national, regional and international (a) issued patents and pending patent applications (including provisional patent applications), (b)  patent applications filed either from the foregoing or from an application claiming priority to the foregoing, including all provisional applications, converted provisionals, substitutions, continuations, continuations-in-part, divisions, renewals and continued prosecution applications, and all patents granted thereon, (c) patents-of-addition, revalidations, reissues, reexaminations and extensions or restorations (including any supplementary protection certificates and the like) by existing or future extension or restoration mechanisms, including patent term adjustments, patent term extensions, supplementary protection certificates or the equivalent thereof, (d) inventor’s certificates, utility models, petty patents, innovation patents and design patents, (e) other forms of government-issued rights comparable in scope to any of the foregoing, including so-called pipeline protection or any importation, revalidation, confirmation or introduction patent or registration patent or patent of additions to any of such foregoing and (f) United States and foreign counterparts of any of the foregoing.

1.1.156                   “Payload” means a compound that (a) is therapeutically or biologically active [***], and (b) as of the effective date of each relevant Research Plan is not a Cytotoxic Compound. All Payloads that are identified in a Research Program as of the Amendment Effective Date are set forth on Schedule E.2, subject to updating in accordance with Section 2.2.2.

1.1.157                   “Phase I Clinical Trial” means a Clinical Trial of a Licensed Product conducted by or on behalf of Licensee, its Affiliates or Sublicensees on a sufficient number of subjects for, and that generally provides for the first introduction into humans of a such Licensed Product with, the primary purpose of determining safety, metabolism and pharmacokinetic properties and clinical pharmacology of such product, in a manner that is generally consistent with 21 CFR § 312.21(a), as amended (or its successor regulation), excluding, for clarity any investigator-initiated Clinical Trials.

1.1.158                   “Phase II Clinical Trial” means a Clinical Trial of a Licensed Product conducted by or on behalf of Licensee, its Affiliates or Sublicensees on a sufficient number of subjects for making (and the principal purpose of which is to make) a preliminary determination as to whether a pharmaceutical product is safe for its intended use and obtaining (and to obtain) sufficient information about such product’s efficacy, in a manner that is generally consistent with 21 CFR § 312.21(b), as amended (or its successor regulation), or a similar clinical study prescribed by the Regulatory Authorities in a country outside the United States, to permit the design of further clinical trials of such Licensed Product, excluding, for clarity any investigator-initiated Clinical Trials.

1.1.159                   “Phase II Notice” has the meaning set forth in Section 5.5.3(b).

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

1.1.160                   “Phase III Clinical Trial” means a pivotal Clinical Trial of a Licensed Product with a defined dose or a set of defined doses of such Licensed Product and conducted by or on behalf of Licensee, its Affiliates or Sublicensees on a sufficient number of subjects for ascertaining (and that is designed to ascertain) the efficacy and safety of the intended use of such Licensed Product and determining (and to determine) warnings, precautions, and adverse reactions that are associated with such Product in the dosage range to be prescribed, in a manner that is generally consistent with 21 CFR § 312.21(c), as amended (or its successor regulation), or a similar clinical study prescribed by the Regulatory Authorities in a country outside the United States, which trial is necessary to support Regulatory Approval of such Licensed Product, excluding, for clarity any investigator-initiated Clinical Trials.

1.1.161                   “Phase IV Clinical Trial” means (a) a Clinical Trial of a Licensed Product conducted following commencement of a Phase III Clinical Trial for such Licensed Product that is not required for receipt of Regulatory Approval (whether such Clinical Trial is conducted prior to or after receipt of such Regulatory Approval), but that may be useful in support of the post-Regulatory Approval Exploitation of such Licensed Product; or (b) a Clinical Trial of a Licensed Product conducted after Regulatory Approval of such Licensed Product has been obtained from an appropriate Regulatory Authority due to a request or requirement of such Regulatory Authority. Phase IV Clinical Trials may include epidemiological studies, modeling and pharmacoeconomic studies, post-marketing surveillance, and clinical or other research studies, excluding, for clarity any investigator-initiated Clinical Trials.

1.1.162                   “PHSA” means the United States Public Health Service Act, as may be amended, or any subsequent or superseding law, statute or regulation.

1.1.163                   “Potential Co-Exploited Product” means any Licensed Product containing an ADC that is Directed to a New Exclusive Target Antigen as to which MTI retains the right to exercise the Co-Exploitation Option.

1.1.164                   “Potential Co-Exploited Product Data Package” means, with respect to a Potential Co-Exploited Product, a written report available for access by MTI through a data room during the applicable Co-Exploitation Option Period that contains (a) [***], (b) [***], (d) [***], (e) [***], (f) [***], (i) [***], (j)  [***] and (k) [***]; in the case of (d) and (f), as reasonably necessary for MTI to determine whether it wishes to exercise the Co-Exploitation Option with respect to such Potential Co-Exploited Product.

1.1.165                   “Pricing Approval” means the later of (a) the approval, agreement, determination or governmental decision establishing the price for a Licensed Product that can be legally charged to consumers, as required in a given jurisdiction or country in connection with Commercialization of such Licensed Product in such jurisdiction or country and (b) the approval, agreement, determination or governmental decision establishing, the level of reimbursement for such Licensed Product that will be reimbursed by Governmental Authorities, as required or desirable in a given jurisdiction or country in connection with Commercialization of such Licensed Product in such jurisdiction or country.

1.1.166                   “Product Know-How” means any Know-How that (a) is invented, conceived, or developed by or on behalf of either or both Party(ies) during the Term in the

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

course of conducting its or their activities under this Agreement, and (b) to the extent relating to or consisting of (i) a Target (including with respect to the binding of Antibodies to such Target or the effect of any ADC or Licensed Product on cells expressing such Target), (ii) Antibody(ies) Directed to a Target (including a Licensee Antibody), (iii) ADC(s), (iv) Licensed Product(s) or (v) the Exploitation of any of the foregoing ((i), (ii), (iii) or (iv)), but excluding any such Know-How that is invented, conceived or developed by or on behalf of MTI (other than by Licensee or its Affiliates) to the extent relating to or consisting of any Conjugation Know-How or the Exploitation thereof (such excluded Know-How, the “Excluded MTI Conjugation Know-How”).

1.1.167                   “Product Patent Right” means any Patent Right that claims Product Know-How.

1.1.168                   “Product Technology” means the Product Know-How and the Product Patent Rights.

1.1.169                   “Product Trademarks” has the meaning set forth in Section 10.7.

1.1.170                   “Promotion” means those activities, including congresses, opinion leader management, physicians meeting, professional education, detailing, advertising and distributing samples of a product, normally undertaken by a pharmaceutical company’s sales force to implement marketing plans and strategies aimed at encouraging the appropriate use of a particular product.  When used as a verb, “Promote” shall mean to engage in Promotion.

1.1.171                   “Publication” has the meaning set forth in Section 9.5.

1.1.172                   “Reciprocal Technology” means any Know-How or Improvements (and any Patent Rights with respect thereto) invented, conceived, or developed by or on behalf of any MTI Licensee, whether alone or with MTI, under or in connection with a license or grant of other rights or access in, to or under any [***], as applicable, [***] or any of its Affiliates (collectively, “MTI IP”) (a) that derive from or relate to a [***], as applicable, the [***], (b) the practice of which is necessary or useful for the Development, Manufacture, Commercialization or other Exploitation of Antibody-drug conjugates and (c) that would be MTI Technology were such Know-How or Patent Rights invented, conceived or developed by MTI alone.

1.1.173                   “Regulatory Approval” means final regulatory approval (but excluding Pricing Approval) required to sell a Licensed Product for a disease or condition in accordance with the Applicable Laws of a given country.  In the United States, its territories and possessions, Regulatory Approval means approval of a New Drug Application (“NDA”), Biologics License Application (“BLA”) or an equivalent by the FDA.  In Japan, Regulatory Approval means marketing approval (seizo hanbai shonin) by the MHLW.  In the European Union, Regulatory Approval means marketing authorization from the EMA.

1.1.174                   “Regulatory Authority” means, with respect to a country in the Territory, any national (e.g., the FDA or the MHLW), supra-national (e.g., the European Commission, the Council of the European Union, or the EMA), regional, state or local regulatory agency, department, bureau, commission, council or other Governmental Authority involved in

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

the granting of a Regulatory Approval or a Pricing Approval, for biopharmaceutical products in such country.

1.1.175                   “Regulatory Documentation” means:  all (a) applications (including all INDs), registrations, licenses, authorizations and approvals (including all Regulatory Approvals and Pricing Approvals); (b) correspondence and reports submitted to or received from Regulatory Authorities (including minutes and official contact reports relating to any communications with any Regulatory Authority) and all supporting documents with respect thereto, including all adverse event files and complaint files; (c) clinical and other data contained, referenced or otherwise relied upon in any of the foregoing; and (d) for clarity, any Drug Master File.

1.1.176                   “Replacement Antigen” has the meaning set forth in Section 2.4.5.

1.1.177                   “Research Fee” has the meaning set forth in Section 7.2.1.

1.1.178                   “Research License” has the meaning set forth in Section 3.1.

1.1.179                   “Research Plan” means, with respect to any Research Program, the plan for such Research Program, as further described in Section 2.2.

1.1.180                   “Research Program” means each research program conducted pursuant to Article 2.

1.1.181                   “Research Program Term” has the meaning set forth in Section 2.3.

1.1.182                   “Royalty Report” has the meaning set forth in Section 8.1.1.

1.1.183                   “Royalty Term” means, on a Licensed Product-by-Licensed Product and country-by-country basis, the period commencing upon the First Commercial Sale of a Licensed Product and ending upon the later to occur of ((a) and (b)):

(a)                                 the later of:

(i) the date of expiration of the last Valid Patent Claim of the MTI Patent Rights that would be infringed by the Manufacture or Commercialization of such Licensed Product in such country, if not for the licenses granted hereunder; and

(ii) the date of expiration of the first to expire Valid Patent Claim of the Product Patent Rights claiming the composition of matter of the ADC contained in such Licensed Product;

and

(b)                                 ten (10) years after the First Commercial Sale of the Licensed Product;

provided, that, notwithstanding the foregoing and for purposes of this definition of Royalty Term and Section 7.5.1(g) and 7.5.2(h) only, any MTI Patent Right that claims Excluded MTI Conjugation Know-How shall be deemed to be a Product Patent Right and not an MTI Patent Right.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

1.1.184                   “Second Amendment” has the meaning set forth in the introduction to this Agreement.

1.1.185                   “Second Amendment Effective Date” has the meaning set forth in the introduction to this Agreement.

1.1.186                   “Selling Person” has the meaning set forth in the definition of Net Sales.

1.1.187                   “Study Materials” has the meaning set forth in Section 2.2.1.

1.1.188                   “Sublicensee” means any person or entity that is granted a sublicense under the MTI Technology by Licensee or its Affiliate in accordance with the terms of this Agreement, including Section 3.6, excluding any Third Party granted any right or license in connection with settlement of litigation pursuant to Section 10.4.

1.1.189                   “Substitutable Research Plan” has the meaning set forth in Section 2.4.3.

1.1.190                   “Supply Fees” has the meaning set forth in Section 7.2.1.

1.1.191                   “Target” means a Designated Target Antigen or an Exclusive Target Antigen.

1.1.192                   “Technology Access Fee” has the meaning set forth in Section 7.1.

1.1.193                   “Term” has the meaning set forth in Section 13.1.

1.1.194                   “Territory” means all countries in the world.

1.1.195                   “Third Party” means any person or entity other than Licensee, MTI and their respective Affiliates.

1.1.196                   “Third Party Action” has the meaning set forth in Section 11.1.1.

1.1.197                   “Third-Party Agreement” has the meaning set forth in Section 3.7.2.

1.1.198                   “Triggering Event” has the meaning set forth in Section 5.5.6.

1.1.199                   “Valid Patent Claim” means with respect to a Patent Right in a country any claim of an (a) issued Patent Right that has not (i) expired, irretrievably lapsed or been abandoned, revoked, dedicated to the public or disclaimed or (ii) been found to be unpatentable, invalid or unenforceable by an unreversed and unappealable decision of a Governmental Authority in such country; or (b) application for a Patent Right that (i) has been pending for less than [***] years and is being prosecuted in good faith and has not been abandoned or finally disallowed without the possibility of appeal or re-filing and (ii) has not been admitted to be invalid or unenforceable through reissue, reexamination, or disclaimer, and which is not subject to an interference claim.  In the event that a Patent Right issues from an application for a Patent

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Right described in clause (b) of this definition, the claims of such issued Patent Right will be deemed to be Valid Patent Claims from and after the date of issuance so long as it satisfies the requirements of clause (a) of this definition.

1.2                               Certain Rules of Interpretation in this Agreement and the Schedules.

1.2.1                                 Unless otherwise specified, all references to monetary amounts are to United States of America currency (U.S. Dollars);

1.2.2                                 The preamble to this Agreement and the descriptive headings of Articles and Sections are inserted solely for convenience of reference and are not intended as complete or accurate descriptions of the content of this Agreement or of such Articles or Sections;

1.2.3                                 Except where the context otherwise requires, wherever used, the singular shall include the plural, the plural the singular, the use of any gender shall be applicable to all genders and the word “or” is used in the inclusive sense (and/or);

1.2.4                                 The words “include” and “including” have the inclusive meaning frequently identified with the phrases “without limitation” and “but not limited to”;

1.2.5                                 The words “will” and “shall” have the same meaning;

1.2.6                                 Whenever this Agreement refers to a number of days, unless otherwise specified, such number refers to calendar days.  Unless otherwise specified, deadlines within which any payment is to be made or act is to be done within or following a specified time period after a date shall be calculated by excluding the day, Business Day, month or year of such date, as applicable, and including the day, Business Day, month or year of the date on which the period ends;

1.2.7                                 Whenever any payment is to be made or action to be taken under this Agreement is required to be made or taken on a day other than a Business Day, such payment shall be made or action taken on the next Business Day following such day to make such payment or do such act; and

1.2.8                                 Unless otherwise specified, references in this Agreement to any Article, Section or Schedule shall mean references to such Article, Sections or Schedule of this Agreement.

ARTICLE 2 - RESEARCH PROGRAM

2.1                               Objective and Conduct of the Research Program.  The Parties will conduct a Research Program with respect to each Designated Target Antigen, each in accordance with a Research Plan, the terms of this Agreement and Applicable Law in good scientific manner.  The purpose of each Research Program will be to identify, develop and evaluate ADCs for Development, Manufacture and Commercialization under this Agreement.  Each Party will (a) use Commercially Reasonable Efforts to perform each Research Plan and (b) conduct the activities assigned to it under (and within the timelines contained in) each Research Plan, except, with respect to clause (b), to the extent that it is not technically feasible to do so.  If MTI is in

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

material breach of its obligation to perform any activity assigned to it under a Research Plan with respect to a Target (except to the extent that such breach was caused by a breach of Licensee to perform any activity under a Research Plan that was required for MTI to perform such activity (e.g., a failure by Licensee to provide materials required by MTI to perform such activity)) and fails to remedy such breach within [***] days after written notice thereof from Licensee, the amount of the Option Exercise Fee with respect to such Designated Target Antigen shall be reduced in accordance with Section 7.4.  Each Research Plan will include a budget for MTI’s activities thereunder, including with respect to FTEs to be provided by MTI and Supply Fees to be included thereunder.

2.2                               Research Plans.

2.2.1                                 Research Plan Framework.  Each Research Plan will provide a framework for the applicable Research Program, which will describe the activities pursuant to which (i) Licensee will deliver to MTI specified quantities of [***] Licensee Antibodies Directed to the applicable Designated Target Antigen, (ii) MTI will create [***] ADCs using such Licensee Antibodies in quantities and meeting the specifications set forth in the Research Plan, and will deliver to Licensee any such resulting ADCs in such quantities (the “ADC Materials”) and such Cytotoxic Compounds or Payloads, as applicable, MTI Linker Technology and other drug conjugation materials in such quantities (such materials, excluding, for clarity, ADC Materials, the “Study Materials”), each as contemplated under the Research Plan or agreed to by the Parties, and (iii) Licensee will have the right to [***], all as will be more specifically set forth in the applicable Research Plan.

(a)                                 The Parties acknowledge that the work conducted in a Research Program is initial research and the results are uncertain.  As a result, MTI makes no guarantee that the ADCs will meet the specifications set forth in the Research Plan.

(b)                                 MTI acknowledges and agrees that (i) it shall not use any Licensee Antibodies or other materials supplied by Licensee to MTI for any purpose other than creating the ADCs and delivering the resulting ADCs to Licensee pursuant to, and otherwise performing its obligations under, the applicable Research Plan, (ii) it shall only use Licensee Antibodies or other materials supplied by Licensee to MTI in compliance with all Applicable Laws, (iii) it shall not transfer any Licensee Antibodies or other materials supplied by Licensee to MTI or grant any rights thereto to any Third Party without the express prior written consent of Licensee, (iv) Licensee shall retain full ownership of, and all right title and interest to and under, all Licensee Antibodies or other materials supplied by Licensee to MTI and (v) at the end of the applicable Research Program Term, or upon earlier termination of this Agreement, MTI shall at the instruction of Licensee either destroy or return any unused Licensee Antibodies or other materials supplied by Licensee to MTI.

(c)                                  Licensee acknowledges and agrees that (i) it shall not use any Study Materials supplied by MTI to Licensee for any purpose other than evaluating ADCs as set forth in the applicable Research Plan or otherwise performing activities within the scope of the Research License (unless and until Licensee exercises an Option with respect to the applicable Designated Target Antigen, upon exercise of which Licensee shall be free to retain and use Study Materials arising out of the Research Program for such Target for any purpose within the scope

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

of the Exclusive License for such Target), (ii) it shall only use Study Materials supplied by MTI to Licensee in compliance with all Applicable Laws, (iii) except as provided in a Research Plan, it shall not transfer any Study Materials supplied by MTI to Licensee or grant any rights thereto to any Third Party (other than to a permitted sublicensee under the Research License or Affiliates of Licensee and to Third Parties who conduct or who participate in the conduct of the Research Program (or any portion thereof) or Licensee’s other evaluation and research activities conducted in connection therewith on behalf, and under the direction, of Licensee) without the express prior written consent of MTI (unless and until Licensee exercises an Option with respect to a Designated Target Antigen, upon exercise of which, Licensee shall be free to use Study Materials arising out of the Research Program for such Target for any purpose within the scope of the Exclusive License for such Target), (iv) MTI shall retain full ownership of, and all right, title, and interest in and to, all Study Materials supplied by MTI to Licensee and (v) at the end of the Option Period with respect to a Designated Target Antigen if Licensee has not exercised an Option for such Designated Target Antigen, or upon earlier termination of this Agreement for any reason, Licensee shall at the instruction of MTI either destroy or return any unused Study Materials supplied by MTI to Licensee under the Research Program for such Target in its possession or control.

(d)                                 Each Party acknowledges and agrees that (i) it shall not use any ADC Materials with respect to a Designated Target Antigen for any purpose other than activities set forth in the Research Plan for such Designated Target Antigen (or, with respect to Licensee, evaluating the ADC Materials within the scope of the Research License, unless and until Licensee exercises an Option with respect to the applicable Designated Target Antigen, upon exercise of which, Licensee shall be free to use such ADC Materials for any purpose within the scope of the Exclusive License for such Target), (ii) it shall only use ADC Materials in compliance with all Applicable Laws, (iii) except as provided in a Research Plan, it shall not transfer any ADC Materials or grant any rights thereto to any Third Party (other than, with respect to Licensee, to its a permitted sublicensee under the Research License or Affiliates of Licensee and to Third Parties who conduct or who participate in the conduct of the Research Program (or any portion thereof) or Licensee’s other evaluation and research activities conducted in connection therewith on behalf, and under the direction, of Licensee or, with respect to MTI, to a permitted sublicensee as set forth in Section 3.9) without the express prior written consent of the other Party (unless and until, with respect to Licensee, Licensee exercises an Option with respect to a Designated Target Antigen, upon exercise of which, Licensee shall be free to use ADC Materials arising out of the Research Program for such Target for any purpose within the scope of the Exclusive License for such Target), (iv) ADC Materials shall be and remain the joint property of both Parties (unless and until Licensee exercises its Option with respect to the applicable Designated Target Antigen, upon exercise of which, such ADC Materials arising out of the Research Program for such Target shall be owned by, and all right, title and interest in and to such ADC Materials shall be, and are hereby, assigned to, Licensee) and (v) at the end of the Option Period with respect to a Designated Target Antigen (A) if Licensee has not exercised an Option with respect to the applicable Designated Target Antigen, or upon earlier termination of this Agreement for any reason, each Party shall, unless otherwise agreed by the Parties, destroy any unused ADC Materials arising out of the Research Program for such Target in its possession or control and (B) if Licensee has exercised an Option with respect to a Designated Target Antigen, MTI shall at the instruction of Licensee either deliver to Licensee or destroy any ADC Materials arising out of the Research Program for a Target in MTI’s possession or control.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

2.2.2                                 Research Plans; Cytotoxic Compound and Payload Schedules.  Research Plans for each Designated Target Antigen will be developed and approved as set forth in Section 2.4.3.  As of the Amendment Effective Date, the Research Plans for Designated Target [***].  Following approval as set forth in Section 2.4.3, (a) each additional Research Plan shall automatically be deemed attached hereto as part of Schedule A and numbered thereunder in accordance with the number of the corresponding Designated Target Antigen, and (b) the Parties will promptly thereafter update Schedule E.1 and Schedule E.2, as needed, to include any additional Cytotoxic Compounds and Payloads that are identified in such Research Plan at such time, and such amended schedules shall automatically be deemed to amend the existing Schedule E.1 and Schedule E.2 under this Agreement in their entirety.

2.2.3                                 Changes to Research Plans.  Licensee may propose changes to a Research Plan, which shall be subject to review and approval by the Joint Research Committee, as provided in Section 2.5 (including the decision-making mechanisms set forth therein).

2.2.4                                 Records and Reports.  MTI shall maintain, in good scientific manner, complete and accurate books and records pertaining to its activities under each Research Plan, in sufficient detail to verify compliance with its obligations under this Agreement and which books and records shall (a) be appropriate for patent and regulatory purposes, (b) be kept and maintained in compliance with Applicable Law, (c) properly reflect all work done and results achieved in the performance of its activities hereunder and (d) except to the extent pertaining to MTI activities that are not conducted solely with respect to a Research Plan (e.g., Manufacturing batches of Fleximer or Cytotoxic Compounds or Payloads, as applicable for general use), record only such activities and shall not include or be commingled with records of activities outside the scope of this Agreement.  Such books and records shall be retained by MTI for at least [***] years after the expiration or termination of this Agreement in its entirety or for such longer period as may be required by Applicable Law.  Following exercise of an Option with respect to a particular Designated Target Antigen, Licensee shall have the right, during normal business hours and upon reasonable notice, to inspect and copy all records of MTI maintained with respect to the Research Program for such Designated Target Antigen pursuant to this Section 2.2.4.  MTI shall provide the Joint Research Committee with reports relating to its activities under each Research Program as provided in Section 2.5.2(b)(3).

2.3                               Term of the Research Program.  The term of the Research Program for Designated Target Antigen [***] commenced upon approval of the corresponding Research Plan under Section 2.4.3 of this Agreement as revised pursuant to the Second Amendment and in effect upon the Second Amendment Effective Date, and the term of each subsequent Research Program shall commence upon approval of a Research Plan under Section 2.4.3 of this Agreement; provided, that the term of the Research Program with respect to any Replacement Antigen shall commence upon approval of the Research Plan under Section 2.4.5.  The term of each Research Program shall continue until the earlier of (a) the later of (i) completion of MTI’s activities set forth in the Research Plan, including the disclosure and delivery by MTI to Licensee of any and all results, information, materials and other deliverables contemplated thereunder and (ii) [***] months following commencement of the Research Plan plus any extensions as set forth below in this Section 2.3 and (b) if such Target is Designated Target Antigen [***] (each such period, a “Research Program Term”).  If Licensee requires additional time to conduct its evaluation and research activities under a Research Plan or if any amendment

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

to a Research Plan would require additional time to be completed, then Licensee may elect, on a [***], by providing written notice thereof to MTI, to extend each Research Program Term for a total of up to [***] months.  Provided that MTI is not in material breach of its obligation to perform any activity assigned to it under a Research Plan with respect to a Target (or if MTI is in material breach of such obligation, but such breach was caused by a breach of Licensee to perform any activity under a Research Plan that was required for MTI to perform such activity (e.g., a failure by Licensee to provide materials required by MTI to perform such activity) and MTI is not otherwise in material breach of its obligations under a Research Plan with respect to such Target), including as set forth in Section 2.1, Licensee will pay to MTI, subject to receipt of an applicable invoice, [***] Dollars [***] for each [***] period that a Research Program Term is extended pursuant to the preceding sentence, such amount to be paid together with providing the written notice of extension to MTI, which extension notice shall, with respect to an amendment to a Research Plan, be provided within [***] days after approval of such amendment pursuant to Section 2.2.3, and otherwise be provided not less than [***] days prior to the end of the then-current Research Program Term or extension period with respect thereto, as applicable; provided, that, if the activities set forth in the Research Plan are completed (or if Licensee exercises, or provides written notice that it will not exercise, its Option with respect to the applicable Designated Target Antigen) in such then-current Research Program Term or extension period with respect thereto, as applicable, in which an extension payment is made, such extension payment for any subsequent extension period shall be refunded to Licensee promptly following such then-current Research Program Term or extension period with respect thereto, as applicable.

2.4                               Availability of Target Antigens; Approval of New Research Plans.

2.4.1                                 Limit on Designated Target Antigens.  Licensee may designate up to seven (7) Designated Target Antigens (including the Designated Target Antigen [***], which the Parties acknowledge and agree were designated by Licensee and determined to be Available prior to the Amendment Effective Date), subject to any such Designated Target Antigen being replaced, all as set forth in this Section 2.4; provided, that (a) Licensee may only nominate the Designated Target Antigen [***] and (b) Licensee may only nominate the Designated Target Antigen [***].

2.4.2                                 Gatekeeper Process.

(a)                                 If Licensee decides, within the time periods set forth in Section 2.4.1 (or, with respect to a Replacement Antigen, at any time during an applicable Research Program Term), to propose an Antigen that it is considering to designate as a Designated Target Antigen for purposes of this Agreement, Licensee shall provide the Gatekeeper with a confidential written description of such proposed Antigen, including to the extent available, the Name, Aliases, and UniProt/SwissProt number sequence for such proposed Antigen.  Within [***] Business Days following Gatekeeper’s receipt of such written notice with respect to a particular proposed Antigen, MTI shall ensure that Gatekeeper shall notify Licensee in writing whether the proposed Antigen is Available for designation as a Designated Target Antigen.  The Parties hereby acknowledge and agree that a proposed Antigen shall be “Available” for designation by Licensee as a Designated Target Antigen unless (i) [***]  (ii) [***]; in each case

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((i) and (ii)) provided, that prior to the date of receipt of such written notice from Licensee to Gatekeeper, MTI shall have [***].

(b)                                 For clarity, in the event that the Gatekeeper notifies Licensee that a proposed Antigen is not Available pursuant to the procedures set forth in this Section 2.4.2, Licensee shall not have exhausted any of its rights to designate Designated Target Antigens hereunder.

(c)                                  MTI shall be solely responsible for the Gatekeeper’s performance of its obligations under this Agreement and MTI shall be liable for any breach by the Gatekeeper of any such obligation or any error or omission of or by the Gatekeeper in performing such obligations.

2.4.3                                 Designation of Target Antigen.  In the event that the Gatekeeper notifies Licensee that a proposed Antigen is Available for designation as a Designated Target Antigen in accordance with Section 2.4.2, within [***] Business Days following receipt of such notice, Licensee will thereafter notify the Gatekeeper if it wishes to so designate such proposed Antigen (in which case, Licensee will also promptly provide notice to MTI that it has designated an Antigen to be a Designated Target Antigen).  For clarity, Licensee shall not be [***] with respect to such Designated Target Antigen pursuant to Section 3.4 or 3.5, as applicable.  Upon such designation, or in the event Licensee elects to exercise its rights under Section 2.4.6, the Parties will promptly meet to draft a Research Plan and budget for the Research Program for such Designated Target Antigen including such Cytotoxic Compound or Payload, as applicable, and MTI Linker Technology and shall use good faith efforts to agree on such Research Plan and budget with respect thereto.  Upon mutual agreement by the Parties on a proposed Research Plan and budget, such Antigen shall be deemed a Designated Target Antigen hereunder (if applicable), such proposed Research Plan and budget will be deemed to be a Research Plan hereunder, the corresponding Research Program will commence, and Schedule A and Schedule F hereto shall be amended to include such Research Plan and to [***].  In the event the Parties cannot agree on a proposed Research Plan and budget within [***] days of commencing discussions with respect thereto, then, at Licensee’s election, and provided that the only material change in such proposed Research Plan (as compared to the Research Plan for Designated Target Antigen [***]  (as such Research Plan may be amended pursuant to Section 2.2.3)) is the change of the Designated Target Antigen (such a proposed Research Plan, a “Substitutable Research Plan”), the Research Plan and budget with respect to the Research Program for such Designated Target Antigen shall be deemed to be the Research Plan and budget for Designated Target Antigen [***] set forth on [***]  (as such Research Plan may be amended pursuant to Section 2.2.3), whereupon such Antigen shall be deemed a Designated Target Antigen hereunder (if applicable), such proposed Research Plan and budget will be deemed to be a Research Plan hereunder, and the corresponding Research Program will commence.  In the event the Parties cannot agree on a proposed Research Plan and budget with respect to the Research Program that is not a Substitutable Research Plan, within [***] days of commencing discussions with respect thereto, then Licensee shall have the right to submit such disagreement to a [***] pursuant to Section 19.3.4 for resolution.  Unless otherwise agreed by the Parties, the Research Plan and budget selected by the [***], if Licensee elects to proceed thereunder, shall be deemed to be the Research Plan and budget hereunder for such Designated Target Antigen and the corresponding Research Program will commence.  For clarity, if Licensee does not elect to

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proceed with a Research Plan selected by a [***] pursuant to Section 19.3.4, then, unless otherwise agreed by the Parties, the corresponding Research Program will not commence, such Antigen will not be a Designated Target Antigen hereunder (including for purposes of Section 2.4.1) and no amounts will be due or payable by Licensee hereunder with respect to such Antigen.  For clarity, a Research Program may only involve a [***] under this Agreement.

2.4.4                                 Reserved.

2.4.5                                 Replacement Antigen.  On a Designated Target Antigen by Designated Target Antigen basis so long as [***], Licensee shall have the right to designate a different proposed Antigen as a replacement for (a) any two (2) Designated Target Antigens, in Licensee’s sole discretion, except that (i) Licensee shall not have the right to designate [***], and (ii) Licensee shall not have the right to designate [***], and (b) any Designated Target Antigen upon the withdrawal of any designation of such Designated Target Antigen pursuant to Section 12.2 (each such replacement, a “Replacement Antigen”) subject to and in accordance with the procedures described above in Section 2.4.2, for the initial designation of a target Antigen as a Designated Target Antigen (including the designation of a Research Plan with respect thereto and, agreement upon a budget for such Research Plan as provided in Section 2.4.3).  For clarity, except pursuant to Section 12.2 for which there is [***], Licensee may make the replacement described in the first sentence of this Section 2.4.5 in Licensee’s sole discretion, which right, for clarity, shall not be exhausted if a proposed Replacement Antigen is deemed not Available pursuant to the procedures set forth in Section 2.4.2.  Once a Designated Target Antigen has been replaced by a Replacement Antigen, such initial Designated Target Antigen shall be considered a “Former Designated Target Antigen” and Licensee shall have no further rights or license under this Agreement to continue Development of Licensee Antibodies or ADCs Directed to such Former Designated Target Antigen.  Thereafter, (x) the Replacement Antigen shall be considered a Designated Target Antigen, and (y) a Replacement Antigen with respect to Designated Target Antigen One, Designated Target Antigen Two, Designated Target Antigen Three, Designated Target Antigen Four, Designated Target Antigen Five, Designated Target Antigen Six or Designated Target Antigen Seven shall be considered, as the case may be, Designated Target Antigen One, Designated Target Antigen Two, Designated Target Antigen Three, Designated Target Antigen Four, Designated Target Antigen Five, Designated Target Antigen Six or Designated Target Antigen Seven, in each case, for purposes of this Agreement. With respect to the Replacement Antigen for the [***] to be replaced pursuant to this Section 2.4.5, Licensee shall pay to MTI Five Hundred Thousand U.S. Dollars ($500,000) within [***] Business Days following receipt of the certification from MTI with respect to such Replacement Antigen required by Section 12.2 and an invoice therefor, provided that such designation is not withdrawn during such [***] Business Day period.

2.4.6                                 Additional Cytotoxic Compounds and MTI Linker Technology.  Licensee shall have the right to initiate a new Research Program with respect to an existing Designated Target Antigen, or an Exclusive Target Antigen, as applicable, in combination with any existing or, subject to Section 3.7, new Cytotoxic Compound, Payload or MTI Linker Technology, at any time prior to the earlier of (a) [***] and (b) the [***], which Research Program will be conducted pursuant to a new Research Plan and budget with respect thereto agreed to by the Parties in accordance with the procedures described above in Section 2.4.3 for the agreement of Research Plans and budgets.  For the avoidance of doubt, [***] Technology

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Access Fee will become due or payable by Licensee’s exercise of its rights under this Section 2.4.6. Notwithstanding the foregoing, the restriction set forth in Section 2.4.6(b) shall be modified to refer to the “[***]” with respect to any new Research Program using a new Cytotoxic Compound or Payload.

2.4.7                                 Target Exclusivity.  During the Option Period, MTI shall collaborate exclusively with Licensee with respect to each Designated Target Antigen until such time as [***] or until [***], whichever is earlier.  If, however, [***], MTI shall continue to collaborate exclusively with Licensee with respect to such Designated Target Antigen (then deemed an Exclusive Target Antigen) for the remainder of the Term, unless earlier terminated pursuant to Article 13.  For purposes of this Section 2.4.7, “collaborate exclusively” means that MTI shall not, [***].

2.5                               Governance of Research Program.

2.5.1                                 Primary Contacts.  Promptly following the Original Effective Date, each Party designated an individual to be reasonably available to the other Party to facilitate communication, respond to questions and otherwise coordinate the Parties’ activities under this Agreement regarding, relating to or in connection with the conduct of a Research Program or Licensed Products.  Such designated individual may, but is not required to, serve as a representative of its respective Party on the Joint Research Committee.  A Party may replace its designated individual at any time by written notice to the other Party.

2.5.2                                 Joint Research Committee.

(a)                                 Formation and Composition.  Within [***] Business Days after the Original Effective Date, the Parties established a joint research committee (the “Joint Research Committee”) composed of [***] appointed representatives of each of Licensee and MTI.  A Party may change one or more of its representatives on the Joint Research Committee at any time or elect to have one of its members represented by a delegate at a meeting of the Joint Research Committee.  The Joint Research Committee will be chaired by a [***] representative selected by [***] from one of the [***]  members of the Joint Research Committee.  The Parties may allow additional employees to attend meetings of the Joint Research Committee subject to the confidentiality provisions of Article 9.

(b)                                 Functions and Authority.  The Joint Research Committee will be responsible for supervising and managing the Research Program.  Its functions will be:

(1)                                 Overseeing and coordinating the progress, timelines, budget and results of the Research Program;

(2)                                 Reviewing and approving proposed amendments to the Research Plan proposed pursuant to Section 2.2.3;

(3)                                 Determining the frequency and content of reports to be provided by MTI regarding its activities under each Research Plan and reviewing such reports upon submission by MTI;

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

(4)                                 Determining the Estimated Pre-Payment for each Calendar Quarter during each Research Program Term (other than the first Calendar Quarter of the Term) pursuant to Section 7.2.2; and

(5)                                 Such other matters as the Parties may mutually agree in writing.

(c)                                  Meetings.  During the Term of the Agreement, the Joint Research Committee will meet in person or by teleconference or videoconference at least [***] during a Research Program Term.  The Joint Research Committee also may choose to meet more frequently on an as needed basis.

(d)                                 Decisions.  A quorum of the Joint Research Committee is required for any meeting of the Joint Research Committee, which quorum will exist if at least [***] of each Party is present.  If a quorum exists, then [***] consent of all attending members of the Joint Research Committee is required in order for any decision to be approved or action taken on behalf of the Joint Research Committee.  In the event that the Joint Research Committee cannot agree on an issue that is subject to its decision-making authority, [***] relating to any such issue, including amendments to the Research Plan, other than:

(1)                                 any amendment to a Research Plan that would require MTI to perform an activity that would, in the reasonable opinion of MTI’s legal counsel, infringe or misappropriate any intellectual property rights of a Third Party, in which case, such amendment shall not require such activity without MTI’s consent, which consent may be withheld in MTI’s reasonable discretion;

(2)                                 amendments to any Research Plan that would require that MTI reduce the number of FTEs required under such Research Plan to [***] percent [***] the number of FTEs required under such Research Plan to more than [***] percent [***], in each case, of the number of FTEs included in such Research Program in the previous Calendar Quarter, in which case such amendment will not be approved without MTI’s consent, which consent may be withheld in MTI’s reasonable discretion; and

(3)                                 amendments to any Research Plan that would require that MTI use more FTEs in any period than the [***] of FTEs required under such Research Plan (as initially approved by the Parties and without regard to amendments approved in accordance with clause (2) above), in which case such amendment will not be approved without MTI’s consent, which consent may be withheld in MTI’s reasonable discretion.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

(e)                                  Minutes and Reports.  The Joint Research Committee will maintain accurate minutes of its meetings, including all proposed decisions and recommended actions or decisions taken.  The chairperson of the Joint Research Committee shall be responsible for preparing and issuing minutes of each such meeting within [***] days thereafter.  Such minutes shall not be finalized until each Party reviews and confirms the accuracy of such minutes in writing; provided that any minutes shall be deemed approved unless a member of the Joint Research Committee objects to the accuracy of such minutes within [***] days after the circulation of the minutes by the Joint Research Committee.

(f)                                   Duration.  The Joint Research Committee will be in existence only during each Research Program Term.

ARTICLE 3 - LICENSES & OPTIONS

3.1                               Research License Grants.  Subject to the terms and conditions of this Agreement, MTI shall, and does hereby, grant to Licensee an exclusive (even as to MTI and its Affiliates, except to the extent required for MTI to perform its obligations under this Agreement), non-transferrable (except as set forth in Article 16), worldwide, royalty-free right and license to and under the MTI Technology and MTI’s interest in the Joint Technology to conduct its activities (including research and evaluation activities) under each Research Program in accordance with Article 2 as set forth in the applicable Research Plan (whether during the Research Program Term or thereafter until the expiration of the applicable Option Period) (collectively, the “Research License”).  The Research Plan and Research License shall include the right to evaluate and conduct research on the [***], for the sole purpose of determining Licensee’s interest in exercising an Option with respect to such Designated Target Antigen, but shall specifically exclude (x) [***], (y) [***] or (z) [***].  Notwithstanding the foregoing, the Research License set forth in this Section 3.1 shall include the right to grant sublicenses through multiple tiers to Affiliates of Licensee and to Third Parties who conduct or who participate in the conduct of the Research Program (or any portion thereof) or Licensee’s other evaluation and research activities conducted in connection therewith on behalf, and under the direction, of Licensee (subject to MTI’s consent, which consent shall not be unreasonably withheld, delayed or conditioned); provided, that any such Affiliate and Third Party is bound to applicable provisions of this Agreement, including obligations of confidentiality and assignment of inventions comparable in scope to those included herein.  The Research License shall continue until the last to expire Option Period, unless earlier terminated pursuant to Article 13.  For clarity, the Research License applies only to Designated Target Antigen [***].

3.2                               Exclusive License Grants.

3.2.1                                 Upon the occurrence of the applicable events provided in Section 3.2.2 below with respect to an Exclusive Target Antigen and subject to the terms and conditions of this Agreement, MTI shall, and does hereby, grant to Licensee an exclusive (even as to MTI and its Affiliates, except to the extent required for MTI to perform its obligations under this Agreement), non-transferrable (except as set forth in Article 16), royalty-bearing (a) right and license to and under the MTI Technology and MTI’s interest in the Joint Technology, and (b) right to access and reference the MTI Regulatory Documentation, in each case ((a) and (b)), with the right to sublicense (through multiple tiers) as permitted in Section 3.6, to Develop,

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Manufacture, Commercialize and otherwise Exploit ADCs and Licensed Products, in each case, Directed to such Exclusive Target Antigen, within the Field in the Territory (collectively, the “Exclusive License”).

3.2.2                                 With respect to each Exclusive Target Antigen, the Exclusive License shall be in effect upon exercise of the applicable Option with respect to the applicable Designated Target Antigen pursuant to Section 3.4 or 3.5, as applicable, and, in addition, with respect to the Exclusive Target Antigen [***], upon MTI’s receipt of the applicable Option Exercise Fee set forth in Section 7.4(a) with respect thereto.  The Parties acknowledge and agree that Licensee paid to MTI the Option Exercise Fee for Designated Target Antigen [***] prior to the Amendment Effective Date.

3.2.3                                 Each Exclusive License shall continue (x) for the applicable Royalty Term, unless earlier terminated pursuant to Article 13, subject to payment of applicable milestones, and royalties, and, with respect to the Exclusive Target Antigen [***], the Technology Access Fees set forth in Section 7.1, in each case, applicable to each such Exclusive License, and (y) thereafter, as provided in Section 13.5.4.

3.2.4                                 During the Term, neither MTI nor its Affiliates shall carry out, conduct or engage in any activity, by itself or with or through any Third Party, directly or indirectly, to Develop, Manufacture or Commercialize or otherwise Exploit any Antibody products Directed to a Target that contain or use MTI Linker Technology, any Cytotoxic Compound or Payload, as applicable or any other MTI Technology, including ADCs or Licensed Products, in the Territory or grant any right or license, including granting any covenant not to sue, with respect to any of the foregoing.

3.3                               Other License Grants.  Except as set forth in the Research License and the Exclusive License, and subject to the provisions of this Agreement, each Party hereby grants to the other Party a worldwide, non-exclusive, royalty-free, fully-paid and perpetual right and license, with rights to sublicense through multiple tiers, under its respective right, title and interest in the Conjugation Technology, for all purposes.

3.4                               Grant of Options.  Subject to the provisions of this Agreement, MTI hereby grants Licensee [***] exclusive options, exercisable during the applicable Option Periods, to obtain an Exclusive License described in Section 3.2, with respect to each of the [***] Designated Target Antigens (each, an “Option”).  The Parties acknowledge and agree that Licensee exercised the Option with respect to Designated Target Antigen [***] prior to the Amendment Effective Date.  Further, for clarity, Licensee will be deemed to have exercised the Option with respect to Designated Target Antigen [***] upon designation of each such Designated Target Antigen in accordance with Section 2.4.3.

3.5                               Procedure to Exercise Option for Designated Target Antigen  [***].  At any time during the applicable Option Period with respect to Designated Target Antigen [***], Licensee shall have the right to notify MTI in writing that it desires to obtain the Exclusive License to such Designated Target Antigen.  Together with providing such notice to MTI (the date of such notice by Licensee of such Option being exercised referred to herein as the “Option Exercise Date”), Licensee shall pay MTI the applicable Option Exercise Fee described in

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Section 7.4, if any, whereupon (a) such Designated Target Antigen shall automatically become an Exclusive Target Antigen for purposes of this Agreement and (b) Licensee shall be, and is hereby, granted an Exclusive License with respect to such Exclusive Target Antigen in accordance with Section 3.2, without any further action of the Parties.  If during the applicable Option Period with respect to an Option, Licensee determines it will not exercise such Option, Licensee shall so notify MTI in writing.  The Parties acknowledge and agree that Licensee exercised the Option with respect to Designated Target Antigen One and paid the applicable Option Exercise Fee with respect thereto prior to the Amendment Effective Date.

3.6                               Rights to Sublicense.

3.6.1                                 Licensee shall have the right to grant sublicenses through multiple tiers of each Exclusive License granted to Licensee pursuant to this Agreement to any Affiliate or any Third Party, subject to [***].  Except as expressly provided in Section 3.1, Licensee shall not have the right to sublicense the MTI Technology outside the scope of the Exclusive Licenses granted herein.  As a condition to granting any sublicense hereunder, Licensee shall require each Sublicensee (other than a Sublicensee acting on behalf of Licensee hereunder, with respect to which Licensee will use good faith efforts to require each such Sublicensee) to cross-license or otherwise transfer or convey back to Licensee, with the right to grant sublicenses or licenses, as applicable, through multiple tiers, all Know-How or Improvements (and any Patent Rights with respect thereto) invented, conceived, or developed by or on behalf of any such Sublicensee, whether alone or with Licensee or a Third Party, that would be MTI Platform Technology or Conjugation Technology were such Know-How or Patent Rights invented, conceived or developed solely by Licensee.  Licensee shall remain obligated for all of its obligations under this Agreement, to the extent not satisfied by or on behalf of Licensee or any Sublicensee, and, as between the Parties, will remain liable for all acts or omissions of its Sublicensees under any Exclusive License.  Licensee shall notify MTI within a reasonable period after granting any sublicense under any Commercialization rights to a Licensed Product to a Third Party (other than a Third Party acting on behalf of Licensee hereunder).

3.6.2                                 Licensee shall make all payments due to MTI pursuant to this Agreement by reason of achievement of any fees, milestones and royalties set forth herein by any Sublicensee.  Licensee will further require any Sublicensee to comply with all terms of this Agreement applicable to such Sublicensee (including all terms of this Agreement and the MTI In-Licenses expressly identified as applicable to a Sublicensee).

3.7                               Improvements and New Technologies.

3.7.1                                 Except with respect to New Technologies (which are governed by Section 3.7.2), MTI shall provide Licensee notice of (in accordance with this Section 3.7.1) and, if, and to the extent requested by Licensee, access with respect to a Target (a) during the Research Program Term with respect to such Target and until the conclusion of such Research Program with respect to such Target, [***]; (b) after the Research Program Term until receipt of written notice from a Regulatory Authority in a Major Market Country of acceptance of submission (or other acceptance of submission by a Regulatory Authority in a Major Market Country) of the first BLA by a Regulatory Authority in a Major Market Country for the [***]; and (c) during the Term, [***], in each case ((a), (b), and (c)), the practice of which is necessary

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

or useful for the Development, Manufacture or Commercialization of Antibody-drug conjugates Directed to such Target, including all relevant information and materials with respect to any such [***] (each, a “New Development”).  Such notice of a New Development with respect to a Target shall be provided by MTI (x) with respect to [***], (y) with respect to [***], and (z) with respect to [***].

3.7.2                                 Subject to the last sentence of this Section 3.7.2, MTI shall notify Licensee (in accordance with this Section 3.7.2) of any agreement with a Third Party (each, a “Third-Party Agreement”) entered into by MTI or any of its Affiliates [***]  (collectively, the “New Technologies”), by providing to Licensee a written description of the New Technologies (each, a “New Technology Notice”), including all [***]  (the “New Terms”).  Licensee shall have [***] days from receipt of such notice to notify MTI that it elects to exercise a right of negotiation to obtain sublicense rights to practice such New Technology(ies).  If Licensee provides notice that it does not wish to exercise such right of negotiation or fails to provide notice during such [***] day period, MTI shall be free to sublicense such rights without further obligation under this Section 3.7.2.  If Licensee duly exercises its right of negotiation, the Parties shall negotiate in good faith modifications to this Agreement to reflect such New Terms and other economic terms agreed to by the Parties for a period of not less than [***]  months; provided, that the MTI Technology shall be deemed to include such New Technologies and the agreement with such Third Party with respect to such New Technologies shall be deemed to be a Future MTI In-License only [***].  With respect to any Third-Party Agreement that limits the [***].  With respect to any other Third-Party Agreement, MTI may [***]; provided that if MTI sublicenses such rights to a Third Party prior to the earlier of (i) [***] and (ii) [***].  Without limiting, and subject to, Licensee’s rights under this Section 3.7.2, [***].  Notwithstanding anything to the contrary, Licensee’s rights under this Section 3.7.2 shall expire on [***] under this Section 3.7.2 shall apply only with respect to Third-Party Agreements entered into prior to [***].  Such notice of a Third-Party Agreement required by the first sentence of this Section 3.7.2 shall be provided by MTI (x) [***], (y) with respect to any other Third-Party Agreement executed by the parties thereto prior to [***], and (z) with respect to any other Third-Party Agreement executed by the parties thereto [***].

3.7.3                                 For clarity, the Parties acknowledge that, subject to Section 3.7.1 and Section 3.7.2, MTI’s interest in any new Cytotoxic Compounds, MTI Linker Technology, other MTI Technology or Improvements (including applicable New Technologies) shall be included in the MTI Technology and made available and provided to Licensee via the Research License or Exclusive License provided in this Article 3.  MTI shall amend Schedule B to add the Patent Rights Controlled by MTI covering such new Cytotoxic Compounds, MTI Linker Technology, other MTI Technology or Improvements (including applicable New Technologies).  Such amended schedule shall be promptly delivered to Licensee.

3.8                               Compliance with the MTI In-Licenses.

3.8.1                                 Licensee, its Affiliates and Sublicensees shall comply with all obligations, covenants and conditions of the MTI In-Licenses and any Future MTI In-Licenses, and any amendments thereto following written disclosure and notice thereof (and consent by Licensee pursuant to Section 3.8.2) to Licensee, that apply under each of the MTI In-Licenses and any Future MTI In-Licenses to Licensee, its Affiliates or Sublicensees, as applicable.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

3.8.2                                 MTI will not terminate or enter into any amendment to an MTI In-License or any Future MTI In-License that would adversely affect Licensee or otherwise adversely effect, limit, restrict, impact or otherwise impair Licensee’s rights, or impose additional obligations on Licensee, under this Agreement without first obtaining the prior written consent of Licensee and will not commit any acts or permit the occurrence of any omissions that would cause breach or termination of any MTI In-License or any Future MTI In-License; provided, that upon becoming aware of any such breach occurring and prior to any such termination right being triggered with respect to an MTI In-License or Future MTI In-License, MTI will promptly provide notice thereof to Licensee and, unless and until a MTI In-License or Future MTI In-License provides (or MTI enters into a written agreement, including an amendment to such MTI In-License or Future MTI In-License, providing) that Licensee’s rights under such MTI In-License or Future MTI In-License granted hereunder would survive any termination of such MTI In-License or Future MTI In-License without imposing any additional obligations on Licensee, Licensee shall have the right, but not the obligation, to perform any such acts or remedy any such omissions on behalf of MTI, at MTI’s cost and expense, and Licensee shall have the right to offset any costs or expenses incurred by it in exercising its rights under this Section 3.8.2 against any payments owed to MTI under this Agreement; provided, further, that if MTI in good faith disputes any such breach or termination right and is contesting such breach or termination right pursuant to the terms of the applicable MTI In-License or Future MTI In-License during the applicable cure period thereunder with respect thereto, Licensee shall not exercise the foregoing right until such time as Licensee determines in good faith that such performance or remedy is necessary to preserve any of Licensee’s rights under this Agreement with respect to such MTI In-License or any Future MTI In-License.

3.9                               License to MTI.  Subject to the provisions of this Agreement, including Sections 2.2.1(b) and 2.2.1(d), Licensee hereby grants to MTI, during the applicable Research Program Term, a non-exclusive, non-transferrable (except as set forth in Article 16), royalty-free right and license to and under the Licensee Technology and Licensee’s interest in the Joint Technology in the Territory solely for MTI to conduct its activities under each Research Plan.  MTI shall have the right to sublicense the Licensee Patent Rights and Licensee Know-How to Affiliates and Third Parties who conduct or who participate in the conduct of the Research Program (or any portion thereof) on behalf, and under the direction, of MTI; provided, that (x) any such Affiliate or Third Party is bound to applicable provisions of this Agreement, including obligations of confidentiality and assignment of inventions comparable in scope to those included herein, and (y) MTI shall first obtain Licensee’s prior written consent to such sublicenses and the terms thereof.

3.10                        Right of Negotiation.  In the event that Licensee determines to sublicense its rights to Commercialize a Licensed Product under an Exclusive License in its entirety or with respect to one or more country(ies) to a Third Party, Licensee shall so notify MTI of such determination, which notice shall include the rights contemplated to be sublicensed, including the proposed territory and other material rights and obligations for such proposed sublicense.  MTI shall have [***] days from receipt of such notice to notify Licensee that it elects to exercise a right of negotiation to obtain and undertake all such proposed rights and obligations, as described in this Section 3.10.  If MTI provides notice that it does not wish to exercise such right of negotiation or fails to provide notice during such [***] day period, Licensee shall be free to sublicense such rights without further obligation under this Section 3.10.  If MTI duly exercises

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

its right of negotiation, MTI and Licensee shall negotiate in good faith the terms of such sublicense for a period of not less than [***] months.  If such good faith negotiation does not result in a binding agreement, Licensee may sublicense such rights to a Third Party without further obligation under this Section 3.10 at any time within the [***] month period following the date of expiration of the [***] month negotiation period.  If Licensee does not complete a sublicense agreement to a Sublicensee within such [***] month period or Licensee determines to grant a sublicense on terms more favorable to the applicable proposed Sublicensee, when taken as a whole, than those last offered by Licensee, then Licensee shall be required to re-offer such rights to MTI before offering such rights to a Third Party and such offer shall be then subject to the timelines and process above.  Notwithstanding anything to contrary, the obligations of this Section 3.10 shall not apply with respect to any proposed agreement with a Third Party (a) covering both rights to be sublicensed hereunder as well as rights or obligations relating to other products of Licensee or its Affiliates or such Third Party or (b) that is of the type or scope with respect to which Licensee enters into in the ordinary course with similarly situated products, services or territories.

3.11                        Reciprocal Rights.  MTI shall not have the right to grant any right, title or interest in, to or under any MTI Platform Technology invented, conceived, or developed by or on behalf of Licensee or its Affiliates (other than by MTI or its Affiliates) to (or to Exploit any such MTI Platform Technology with, through or for the benefit of) any Affiliate of MTI or any Third Party (each, an “MTI Licensee”), unless such MTI Licensee has agreed to (a) [***], including all relevant information and materials with respect thereto, and (b) [***] (including to Licensee).

ARTICLE 4 - TECHNOLOGY DISCLOSURE; MATERIAL TRANSFERS

4.1                               Disclosure of MTI Technology.  Following Licensee’s exercise of an Option with respect to a Designated Target Antigen under a Research Program, MTI shall (a) disclose and make available to Licensee such MTI Know-How ([***]) and for procuring Third Party arrangements for obtaining clinical and commercial supplies of such Licensed Products (or any intermediate or component thereof) and (b) upon Licensee’s reasonable request and with at least [***] Business Days’ notice to MTI, make available to Licensee at MTI’s facilities, MTI’s personnel to provide a reasonable amount of technical assistance and training to Licensee’s personnel in order to enable Licensee to use the MTI Technology and MTI Regulatory Documentation or in establishing or procuring Third Party arrangements for obtaining clinical or commercial supplies of ADCs or Licensed Products (or any intermediate or component thereof).  Licensee shall pay to MTI for such assistance set forth in clauses (a) and (b) above, an amount equal to the FTE Fees in accordance with Section 7.2 for MTI employees to the extent reasonably required to provide such assistance, including as directed by Licensee.  Licensee shall reimburse MTI for any reasonable and verifiable out-of-pocket costs incurred by MTI in making such disclosures and providing such assistance and training in accordance with Section 7.2.

4.2                               Material Transfers.  All material provided by a Party hereunder will be accompanied by environmental, health and safety information reasonably available to the providing Party, including material safety data sheets, and such information will be updated with any material changes thereto of which the providing Party is aware. Each Party assumes all liability for damages that may arise from its access to, use, testing, administration, storage, or disposal of material received hereunder from the other Party, other than such liability arising out

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

of any claim of infringement or misappropriation of any intellectual property right based on its use in accordance with this Agreement.

4.3                               Cooperation with Governmental Authorities.  Following Licensee’s exercise of an Option with respect to a Designated Target Antigen, upon request by Licensee, MTI shall provide the FDA and other applicable Governmental Authorities or Regulatory Authorities full access to all MTI Regulatory Documentation and related MTI Know-How, in each case, to the extent necessary for the FDA and other applicable Governmental Authorities or Regulatory Authorities to consider and approve Licensee, an Affiliate, a Sublicensee or a Third Party as a manufacturer of the Licensed Products, or to consider and act upon any filings with such Governmental Authorities or Regulatory Authorities with respect to Licensed Products, including for Regulatory Approvals of the Licensed Products.  Licensee shall pay to MTI for such assistance under this Article 4 an amount equal to the FTE Fees in accordance with Section 7.2 for MTI employees to the extent reasonably required to provide such assistance, including as directed by Licensee.  Licensee shall reimburse MTI for any reasonable and verifiable out-of-pocket costs incurred by MTI in providing such access in accordance with Section 7.2.

ARTICLE 5 - DEVELOPMENT AND COMMERCIALIZATION; MANUFACTURING

5.1                               In General; Diligence.  Upon exercise of an Option with respect to a Designated Target Antigen, as between the Parties, Licensee shall have the sole right and responsibility, at its sole expense, for all aspects of the Development, Manufacture, Commercialization and other Exploitation of ADCs and Licensed Products, except with respect to those obligations of MTI in support thereof as provided hereunder, including as set forth in Article 4 and Sections 5.3 and 6.1.  Upon exercise of an Option with respect to a Designated Target Antigen, Licensee shall use Commercially Reasonable Efforts to (a) Develop and obtain Regulatory Approval for a Licensed Product Directed to such Target in [***], and (b) Commercialize such Licensed Product in any country or jurisdiction in which Regulatory Approval and Pricing Approval is obtained for such Licensed Product.  Without limiting the foregoing, upon exercise of an Option with respect to a Designated Target Antigen, Licensee shall use Commercially Reasonable Efforts to (i) conduct such preclinical studies and Clinical Trials as are necessary or desirable to obtain Regulatory Approvals for a Licensed Product Directed to such Target in each Major Market Country, and (ii) obtain any necessary approvals to market such Licensed Product in each Major Market Country (including, where necessary, Pricing Approval).  Licensee shall comply with all Applicable Laws (including Good Laboratory Practices, Good Clinical Practices, and Good Manufacturing Practices) in the Development, Manufacture, and Commercialization of such Licensed Products, and shall require its Affiliates and Sublicensees to do the same.

5.2                               Funding and Progress Reports.  Except as set forth herein, as between MTI and Licensee, Licensee shall be solely responsible for funding all costs of the Development, Manufacture and Commercialization of Licensed Products pursuant to an Exclusive License.  Licensee shall keep MTI informed in a timely manner as to the progress of the Development of Licensed Products as set forth in this Section 5.2.  On a Licensed Product-by-Licensed Product basis, beginning upon Licensee’s exercise of an Option with respect to the applicable Designated Target Antigen and ending upon such time that MTI is granted access to the data room for such Licensed Product pursuant to Section 5.5.2, Licensee shall provide MTI, through its designated contact person identified in accordance with Section 2.5.1, with a written report annually within

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

[***] days following the end of each Calendar Year that provides a summary of Licensee’s significant activities related to Development and Commercialization of each Licensed Product and status of Clinical Trials and applications for Regulatory Approval necessary for marketing such Licensed Product; provided that, following such time that MTI is granted access to the data room for a Licensed Product pursuant to Section 5.5.2, if MTI does not exercise the Co-Exploitation Option during the Co-Exploitation Option Period applicable to such Licensed Product, then Licensee shall thereafter resume providing annual reports with respect to such Licensed Product in accordance with the foregoing.  Such reports shall be deemed Licensee’s Confidential Information for the purposes of Article 9.

5.3                               Manufacturing.  Following Licensee’s exercise of an Option with respect to a Designated Target Antigen, except as otherwise expressly set forth in this Agreement, Licensee shall be responsible for all Manufacturing and supply of Licensed Products.  At such times as Licensee shall request, MTI shall disclose to Licensee the names of MTI’s existing, back-up or alternative suppliers of Cytotoxic Compounds or Payloads, as applicable and Fleximer (or any intermediate or component thereof or other materials, reagents or compositions (including linkers) that are necessary or useful to Manufacture any ADC or Licensed Product) and, from and after the first exercise of an Option, Licensee shall have the right to enter into agreements with such existing and back-up or alternative suppliers to Manufacture ADCs and Licensed Products (and any intermediate or component thereof) on its behalf.  Licensee shall not have the right under this Section 5.3 to contact any of MTI’s suppliers with respect to the Manufacture of ADCs and Licensed Products unless and until Licensee has exercised its first Option.  In the event MTI agrees to provide any assistance beyond the limited activities described in this Section 5.3 or Article 4 or to supply any materials beyond those contemplated in the Research Plan directly to Licensee, the Parties shall negotiate in good faith a separate agreement governing the terms of any such assistance or supply by MTI, including relevant prices and other such terms as may be appropriate and customary in agreements for providing such assistance or for supplying similar products at similar volumes.

5.4                               Booking of Sales; Distribution.  As between the Parties, Licensee shall have the sole right to invoice and book sales, establish all terms of sale (including pricing and discounts) and warehouse and distribute the Licensed Products in the Territory and perform or cause to be performed all related services.  As between the Parties, Licensee shall handle all returns, recalls or withdrawals, order processing, invoicing, collection, distribution and inventory management with respect to the Licensed Products in the Territory.  Licensee shall notify MTI within a reasonable period after commencing any recall of any Commercial lot of Licensed Product.

5.5                               Option for Co-Development, Co-Commercialization, Co-Promotion, and Profit Sharing Rights.

5.5.1                                 Co-Exploitation Option.  Subject to the provisions of this Agreement, Licensee hereby grants MTI an exclusive option to co-Develop, co-Commercialize, and co-Promote one Potential Co-Exploited Product pursuant to the Co-Exploitation Terms (the “Co-Exploitation Option”).  For clarity, notwithstanding the definition of “Exploit”, the Co-Exploitation Option does not include any right for MTI to obtain rights to Manufacture any Potential Co-Exploited Product.  The Co-Exploitation Option is exercisable with respect to a single Potential Co-Exploited Product during the period commencing on the Amendment

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Effective Date and continuing until the first to occur of [***] or the date on which the [***] pursuant to Section [***], as applicable (the “Co-Exploitation Option Period”).

5.5.2                                 Provision of Potential Co-Exploited Product Data Packages.  Until such time as MTI has first exercised the Co-Exploitation Option, Licensee shall provide MTI with prompt written notice identifying the applicable Potential Co-Exploited Product at the earlier of (a) such time that Licensee determines to [***] to such Potential Co-Exploited Product and (b) the [***] of such Potential Co-Exploited Product.  Concurrently with such notice, Licensee shall make available to MTI a data room populated with the then current Potential Co-Exploited Product Data Package for such Potential Co-Exploited Product.  Following MTI’s notification to Licensee, Licensee will provide MTI with credentials to access such Potential Co-Exploited Product Data Package in such data room and will use reasonable efforts to update such Potential Co-Exploited Product Data Package to include available data from [***] if any, and will make appropriate personnel reasonably available to MTI to answer questions with respect to such Potential Co-Exploited Product Data Package, during the Co-Exploitation Option Period. MTI will have [***] Business Days after Licensee makes a Potential Co-Exploited Product Data Package available to review such Potential Co-Exploited Product Data Package to determine in good faith whether such Potential Co-Exploited Product Data Package is complete or to make additional requests in writing to complete such Potential Co-Exploited Product Data Package. Any such additional requests shall specifically identify which elements required to be provided in the Potential Co-Exploited Product Data Package have not been provided. If Licensee agrees that such additional information so requested is required to be provided in order to complete the Potential Co-Exploited Product Data Package, the process outlined above shall be repeated, except that MTI will have [***] Business Days after such information is provided to determine in good faith whether such Potential Co-Exploited Product Data Package is complete. If Licensee does not agree that such additional information is required to be provided in order to complete the Potential Co-Exploited Product Data Package, the matter shall be resolved in accordance with Section 19.3.

5.5.3                                 Exercise of Co-Exploitation Option.

(a)                                 If Licensee provides access to a Potential Co-Exploited Product Data Package pursuant to Section 5.5.2(a), MTI shall have [***] days after Licensee makes the complete Potential Co-Exploited Product Data Package available to MTI (including any additional material or information requested by MTI, and agreed by Licensee to be required to be provided in order to complete the Potential Co-Exploited Product Data Package pursuant to Section 5.5.2) to provide Licensee with written notice as to whether MTI is exercising the Co-Exploitation Option with respect to the corresponding Potential Co-Exploited Product.

(b)                                 If Licensee provides access to a Potential Co-Exploited Product Data Package pursuant to Section 5.5.2(b), Licensee shall provide written notice to MTI promptly following the Initiation of the [***], after which MTI shall have [***] days to provide Licensee with written notice as to whether MTI is exercising the Co-Exploitation Option with respect to such Potential Co-Exploited Product.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

5.5.4                                 Effects of Exercise of Co-Exploitation Option.  If MTI exercises the Co-Exploitation Option during the applicable Co-Exploitation Option Period by providing written notice thereof to Licensee as set forth in Section 5.5.3(a) or 5.5.3(b), as applicable, then:

(a)                                 MTI shall pay all or a portion of the Co-Exploitation Option Exercise Fee concurrently with such notice, in accordance with Section 5.5.4(b), except that the period for MTI to pay the Co-Exploitation Option Exercise Fee shall be extended for any period that may be necessary for the Parties to agree in good faith on a share purchase agreement pursuant to subsection (b) below if MTI has elected to pay the Co-Exploitation Option Exercise Fee through Issued Shares in accordance with such subsection; and the Co-Exploitation Option shall not be considered exercised during such extended period.

(b)                                 If Licensee provides notice to MTI pursuant to Section 5.5.2(a) prior to completion of, and delivery to MTI of the final report with respect to, [***] for the applicable Potential Co-Exploited Product, and MTI thereafter exercises the Co-Exploitation Option with respect to such Potential Co-Exploited Product pursuant to Section 5.5.3(a), [***] Dollars [***] shall be paid concurrently with MTI’s notice that it is exercising the Co-Exploitation Option, with the balance of the Co-Exploitation Option Fee to be paid within [***] days after Licensee’s notice of the Initiation of the [***] of such Co-Exploited Product.  If Licensee provides notice to MTI pursuant to Section 5.5.2(a) after completion of, and delivery to MTI of the final report with respect to, [***] for the applicable Potential Co-Exploited Product and before [***] for the applicable Potential Co-Exploited Product, and MTI thereafter exercises the Co-Exploitation Option with respect to such Potential Co-Exploited Product pursuant to Section 5.5.3(a), [***] Dollars [***] shall be paid concurrently with MTI’s notice that it is exercising the Co-Exploitation Option, with the balance of the Co-Exploitation Option Fee to be paid within [***] days after Licensee’s notice of the [***] of such Co-Exploited Product.  In all other cases, the full amount of the Co-Exploitation Option Exercise Fee shall be paid concurrently with MTI’s notice that it is exercising the Co-Exploitation Option. MTI may pay the Co-Exploitation Option Exercise Fee, in its sole discretion: (i) in U.S. Dollars or (ii) in accordance with a share purchase agreement to be negotiated by the Parties in good faith on the terms set forth in Schedule H.

(c)                                  Upon exercise of the Co-Exploitation Option, and without any further action of the Parties, the Exclusive License set forth in Section 3.2 with respect to the applicable Exclusive Target Antigen shall become co-exclusive (together with MTI) with respect to the Co-Exploited Product (such co-exclusive license, the “Co-Exploitation License”) to the extent necessary for MTI to exercise its rights and perform its obligations under the Co-Exploitation Terms.

(d)                                 Following exercise of the Co-Exploitation Option, Licensee shall provide MTI with a copy of the most recent Potential Co-Exploited Product Data Package for the Co-Exploited Product and will subsequently terminate access to any other Potential Co-Exploited Product Data Package to which MTI has access to under Section 5.5.2.

5.5.5                                 Failure to Exercise Co-Exploitation Option.  If MTI does not notify Licensee that MTI is exercising the Co-Exploitation Option with respect to a Potential Co-Exploited Product (or notifies Licensee that MTI is not exercising the Co-Exploitation Option

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with respect to a Potential Co-Exploited Product) within the period set forth in Section 5.5.3(a) or 5.5.3(b), as applicable, the Co-Exploitation Option Period shall expire with respect to such Potential Co-Exploited Product, such Potential Co-Exploited Product shall no longer be a Potential Co-Exploited Product hereunder, and Licensee shall, subject to Section 3.10, be free to grant any Third Party rights with respect thereto; provided that, notwithstanding the foregoing, if Licensee has provided notice to MTI pursuant to Section 5.5.2(a) and MTI does not exercise the Co-Exploitation Option with respect to the Potential Co-Exploited Product that is the subject of such notice, such Potential Co-Exploited Product shall again be a Potential Co-Exploited Product hereunder if Licensee does not grant any Third Party rights to such Potential Co-Exploited Product and Licensee thereafter Initiates a first [***] Clinical Trial with respect to such Potential Co-Exploited Product.

5.5.6                                 Option to Replace Co-Exploited Product.  If, at any time following MTI’s initial exercise of the Co-Exploitation Option, (a) Licensee determines to completely terminate the Development of the Co-Exploited Product or (b) neither Licensee nor MTI undertakes any material Development activities for a period of [***] consecutive months after MTI exercises the Co-Exploitation Option with respect to such Co-Exploited Product (such occurrence ((a) or (b), a “Triggering Event”), but prior to the [***] of such Co-Exploited Product, then MTI shall have the right to exercise the Co-Exploitation Option again with respect to one (1) [***] pursuant to this Section 5.5.6 (except that in no event may MTI replace (x) the Co-Exploited Product [***] or (y) the Co-Exploited Product [***]. In the event that MTI believes that a Triggering Event has occurred, MTI shall promptly provide notice thereof to Licensee. Unless Licensee provides notice within [***] days following Licensee’s receipt of such notice from MTI that it disputes that a Triggering Event has occurred (in which case the Parties will promptly confer to discuss such matter in good faith), then within [***] Business Days after MTI’s notice to Licensee or Licensee’s notice to MTI of the occurrence of a Triggering Event:

(a)                                 Licensee shall provide written notice to MTI identifying all other Potential Co-Exploited Products with regard to which no [***] and no rights have been sublicensed to a Third Party in accordance with Section 3.10 or stating that there are no such Potential Co-Exploited Products.  Concurrently with such notice (with respect to each Potential Co-Exploited Product for which the [***] or following Initiation of the [***]  (with respect to each Potential Co-Exploited Product for which the [***] has not yet commenced), Licensee shall make available to MTI a data room populated with the then current Potential Co-Exploited Product Data Package for each such Potential Co-Exploited Product.  Following MTI’s notification to Licensee to be made on a Potential Co-Exploited Product-by-Potential Co-Exploited Product basis, Licensee will provide MTI with credentials to access the applicable Potential Co-Exploited Product Data Package in such data room and will use reasonable efforts to update such Potential Co-Exploited Product Data Package to include available data from each applicable [***] and make appropriate personnel reasonably available to MTI to answer questions with respect to such Potential Co-Exploited Product Data Package(s) during the applicable Co-Exploitation Option Term.  If Licensee has provided MTI with access to the Potential Co-Exploited Product Data Package following MTI’s request, MTI shall have [***] days after receipt of [***] for the applicable Potential Co-Exploited Product to provide Licensee with written notice as to whether MTI is exercising the Co-Exploitation Option with respect to such Potential Co-Exploited Product. For clarity, the exercise of the Co-Exploitation Option with

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

respect thereto shall be subject to payment of an additional Co-Exploitation Option Exercise Fee for the new Co-Exploitation Option exercise, which shall be paid in cash and not Issued Shares.

(b)                                 If MTI does not notify Licensee that MTI is exercising the Co-Exploitation Option with respect to a Potential Co-Exploited Product (or notifies Licensee that MTI is not exercising the Co-Exploitation Option with respect to a Potential Co-Exploited Product) within the period set forth in subsection (a) above, the Co-Exploitation Option Period shall expire with respect to such Potential Co-Exploited Product, such Potential Co-Exploited Product shall no longer be a Potential Co-Exploited Product, and Licensee shall, subject to Section 3.10, be free to grant any Third Party rights with respect thereto.

(c)                                  If MTI exercises the Co-Exploitation Option pursuant to this Section 5.5.6, the consequences set forth in Sections 5.5.4(c) and 5.5.4(d) shall apply with respect to the replacement Co-Exploited Product, the original Co-Exploited Product shall no longer be considered a Co-Exploited Product hereunder, and MTI shall have no further right pursuant to this Section 5.5.6 to designate any other replacement Co-Exploited Product.

ARTICLE 6 - REGULATORY MATTERS

6.1                               Regulatory Assistance.  As between the Parties, Licensee shall (a) be solely responsible for, and shall solely own, all applications for Regulatory Approval and Pricing Approval with respect to a Licensed Product and (b) without limitation of the foregoing, have the sole right to (i) file all INDs and make all other filings with the Regulatory Authorities, and to otherwise seek all Regulatory Approvals and Pricing Approvals for Licensed Products, in the Territory, as well as to conduct all correspondence and communications with Regulatory Authorities regarding such matters and (ii) report all adverse events to Regulatory Authorities if and to the extent required by Applicable Law.  Should Licensee desire to file an IND or an application for Regulatory Approval or Pricing Approval, or equivalents of the foregoing, for a Licensed Product, MTI will provide, at Licensee’s request, MTI Regulatory Documentation and to the extent it is able to do so without violating the terms of an agreement with a Third Party (and MTI shall be obligated to use good faith efforts to obtain consent from an applicable Third Party to do so) and which may be redacted to remove information not relevant for the purposes hereunder, other technical information MTI has created or possesses that is necessary or useful for Licensee in connection with any such INDs or other application for Regulatory Approval or Pricing Approval or the maintenance thereof, including information relating to the chemical structure of the Licensed Product, the Cytotoxic Compound or Payload, as applicable used to create such Licensed Product, and the MTI Linker Technology used to create such Licensed Product, including access to the contents in the Drug Master File, as well as other MTI Regulatory Documentation that are necessary or useful to compile the Chemistry Manufacturing and Controls section of an IND submission or an application for Regulatory Approval with respect to a Licensed Product and such other relevant information MTI has created or possesses or Controls as Licensee may reasonably request.  If MTI has, during the Term, a Drug Master File with the FDA or equivalent that contains information necessary or useful to support or maintain an IND or application for Regulatory Approval or Pricing Approval (including as relating to any MTI Technology arising after the Original Effective Date):  (x) MTI shall notify Licensee of such Drug Master File and any subsequent amendments or changes made to such Drug Master File; (y) keep each such Drug Master File properly maintained and up-to-date; and

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(z) in accordance with Section 3.2.1, Licensee shall have, and shall have the further right to grant Affiliates and Third Parties, the right of reference or access to the contents of each such Drug Master File.  Licensee shall reimburse MTI for any reasonable and verifiable out-of-pocket costs incurred by MTI specifically in providing any such information or assistance to Licensee pursuant to this Article 6, plus an amount equal to MTI’s then current FTE Fee for MTI’s personnel engaged in providing such activities, as set forth in Section 7.2.  In the event MTI agrees to provide regulatory assistance beyond the limited activities described above, the Parties shall negotiate in good faith a separate agreement governing the terms of any such regulatory assistance by MTI, including terms as may be appropriate and customary in agreements for similar types of regulatory assistance.

6.2                               Regulatory Documentation.  Except to the extent prohibited by Applicable Law, all Regulatory Documentation (including all Regulatory Approvals and Pricing Approvals) relating to any ADC or Licensed Product developed by or on behalf of (or granted to) Licensee or any of its Affiliates, Sublicensees or designees after the Original Effective Date shall be owned by and shall be the sole property and held in the name of, Licensee or its designated Affiliate, Sublicensee or designee.  Promptly following the exercise of an Option with respect to a Designated Target Antigen, MTI shall, and does hereby, assign, and shall cause its Affiliates and its and their licensees and sublicensees to so assign, to Licensee or its designated Affiliate, Sublicensee or designee, without additional compensation, all of its right, title and interest in and to all Regulatory Documentation solely relating to any ADC or Licensed Product.

6.3                               Regulatory Communications.  Licensee will promptly provide to MTI written summaries of material communications with Regulatory Authorities in the Major Market Countries regarding the status and progress of seeking Regulatory Approval for a Licensed Product; provided that all such summaries shall be deemed Confidential Information of Licensee.

ARTICLE 7 - FEES, MILESTONES AND ROYALTIES

7.1                               Technology Access Fee.  The Parties acknowledge and agree that Licensee paid to MTI the following non-refundable, non-creditable up-front fee (the “Technology Access Fee”) with respect to the Designated Target Antigen One, the Designated Target Antigen Two, the Designated Target Antigen Three and the Designated Target Antigen Four, as follows in consideration of the Research Program and the Research Licenses granted herein:

(a)                                 [***] U.S. Dollars [***] within [***] Business Days following the Original Effective Date, for the Designated Target [***];

(b)                                 An [***] U.S. Dollars [***] with respect to the Designated Target Antigen [***] designated pursuant to Section 2.4.3 that was not withdrawn by Licensee pursuant to Section 12.2, within [***] Business Days following the receipt of the certification set forth in Section 12.2 from MTI; and

(c)                                  An additional [***] U.S. Dollars [***] in the aggregate with respect to the Designated Target Antigen [***] designated under the Second Amendment pursuant to Section 2.4.3, within [***] Business Days following the Second Amendment Effective Date.

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Within [***] days after MTI’s delivery to Licensee of an invoice therefor on or after the Amendment Effective Date, Licensee shall pay to MTI the Technology Access Fee for the Designated Target Antigen Five, the Designated Target Antigen Six and the Designated Target Antigen Seven in the aggregate amount of thirteen million five hundred thousand dollars ($13,500,000) by wire transfer of immediately available funds according to instructions that MTI shall provide.

For clarity, [***] for any Replacement Antigen.

7.2                               Research Fees.

7.2.1                                 Subject to Section 7.2.3, following receipt of an invoice therefor, Licensee shall pay MTI, (a) at the annual FTE Rate, for each FTE who performs Development, consultation or support work as requested by Licensee pursuant to this Agreement in accordance with the applicable Research Plan (and budget therein) or, with respect to the services described in Sections 4.1, 4.3 and 6.1, as directed by Licensee or as otherwise set forth therein (the “FTE Fees”) and (b) for all ADC Materials and Study Materials supplied by MTI to Licensee hereunder at the actual, reasonable and verifiable out-of-pocket cost to MTI therefor (the “Supply Fees”).  The FTE Fees and the Supply Fees are collectively referred to herein as the “Research Fees.”

7.2.2                                 Within [***] days prior to the end of each Calendar Quarter during each Research Program Term, the Joint Research Committee shall develop a good faith estimate of the Research Fees to be incurred during the subsequent Calendar Quarter in accordance with the then-current Research Plan (such amount, the “Estimated Pre-Payment”).  No later than the [***] day of each Calendar Quarter during any Research Program Term (other than the first Calendar Quarter of the Term), following receipt of an invoice therefor, Licensee will pay to MTI the Estimated Pre-Payment for such Calendar Quarter minus any Overage (as defined below) retained by MTI.  Within [***] days after the end of each Calendar Quarter during any Research Program Term, MTI shall provide Licensee with a detailed invoice including information concerning the Research Fees actually incurred during such Calendar Quarter; provided, that such Research Fees shall not exceed amounts budgeted in the applicable Research Plan for activities conducted in such Calendar Quarter, without Licensee’s prior written consent; provided, further, that if such Research Fees exceed amounts pre-paid by Licensee for such Calendar Quarter (including any amounts carried forward from previous Calendar Quarters pursuant to the next sentence) and meet the requirements of the immediately preceding proviso, they shall be paid by Licensee within [***] days of receipt of the applicable invoice.  Any amounts pre-paid pursuant to this Section 7.2.2 with respect to a Research Program and a Calendar Quarter, but not credited hereunder for such Calendar Quarter (such excess amount, the “Overage”), shall be carried forward for pre-payment for the subsequent Calendar Quarter; provided, that any Overage retained by MTI and not credited hereunder before the end of the Research Program Term for such Research Program shall be refunded to Licensee within [***] days of Licensee’s request therefor following the end of such Research Program Term or the earlier termination of this Agreement.  The Parties acknowledge and agree that, as of the Amendment Effective Date, Licensee has paid to MTI all amounts that were payable prior to the Amendment Effective Date in accordance with this Section 7.2.2, including the initial pre-

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

payment of [***] U.S. Dollar [***] within [***] Business Days following the Original Effective Date to cover the estimated Research Fees for the first Calendar Quarter.

7.2.3                                 Notwithstanding anything to the contrary in this Agreement, (a) Supply Fees or other out-of-pocket costs to be reimbursed hereunder shall not include any costs or expenses included in the FTE Rate or FTE Fees generally, (b) FTE Fees or other FTEs to be reimbursed hereunder shall not include FTEs for any Overhead personnel or the cost or expense of supervisory personnel, including management, who are not directly performing activities for Licensee under a Research Program or otherwise under this Agreement, and (c) in no event shall any cost or expense of MTI that is to be reimbursed by Licensee hereunder, including the Research Fees, be reimbursed more than once.  In no event shall any Research Fee (x) be charged or reimbursed hereunder with respect to MTI’s costs of developing materials or information (including MTI Regulatory Documentation), except to the extent specifically related to an ADC or a Licensed Product, pursuant to a Research Plan or otherwise, requested by Licensee in writing and pursuant to an agreed-upon budget or (y) otherwise include any MTI capital expenditures or other expenses not specifically incurred in connection with, and not specifically related to, MTI’s performance under this Agreement.  MTI shall keep complete and accurate records in sufficient detail to properly reflect all Research Fees and other reimbursements based on out-of-pocket costs or FTE Cost hereunder to enable accurate amounts payable hereunder to be determined.  Any reimbursable out-of-pocket expense related to travel exceeding [***] U.S. Dollars [***] shall require Licensee’s prior written consent.

7.3                               Exclusive License Maintenance Fees.  Following receipt of the applicable invoice, Licensee shall pay an annual maintenance fee to MTI in the sum of [***] Dollars [***] for each Exclusive Target Antigen (the “Exclusive License Maintenance Fee”) beginning on the [***] anniversary of each Option Exercise Date for such Exclusive Target Antigen, as applicable, and thereafter, unless earlier terminated in accordance with Article 13, on each anniversary of the applicable Option Exercise Date through the date on which Licensee [***].  Notwithstanding the foregoing, the Exclusive License Maintenance Fee will be reduced for an Exclusive Target Antigen by the amount of any payments made under Sections 7.5 or 7.8 with respect to a Licensed Product Directed to such Exclusive Target Antigen during the [***] month period preceding the date on which an Exclusive License Maintenance Fee is due.  For clarity, no Exclusive License Maintenance fee shall be due with respect to the Exclusive Target Antigen [***].

7.4                               Option Exercise Fee.

(a)                                 Licensee shall pay to MTI One Million Three Hundred Thousand Dollars ($1,300,000) (the “Option Exercise Fee”) for each Exclusive License exercised and obtained by Licensee with respect to the Exclusive Target Antigen One and Exclusive Target Antigen Two; provided, that if MTI is in material breach of its obligations to perform any activity assigned to it under a Research Plan with respect to such Exclusive Target Antigen (except to the extent that such breach was caused by a breach of Licensee to perform any activity under a Research Plan that was required for MTI to perform such activity (e.g., a failure by Licensee to provide materials required by MTI to perform such activity)) and fails to remedy such breach for [***] days after written notice thereof from Licensee, then the Option Exercise Fee for such Exclusive Target Antigen shall be automatically reduced by [***] percent [***];

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provided, further, that within [***] Business Days following the Original Effective Date, Licensee paid to MTI a non-refundable pre-payment of [***] Dollars [***], which amount was credited against the Option Exercise Fee that was due hereunder and which was timely paid in full by Licensee with respect to the Designated Target Antigen [***].  Option Exercise Fees for Targets that are not withdrawn by Licensee pursuant to Section 12.2 are payable within [***] Business Days after the receipt of the certification set forth in Section 12.2 from MTI and an invoice therefor.

(b)                                 For clarity, notwithstanding anything in the foregoing to the contrary, the Option Exercise Fee is only payable with respect to the Designated Target Antigen [***] and Licensee shall not be required to pay any Option Exercise Fee with respect to the Designated Target Antigen [***].  The Parties acknowledge and agree that Licensee paid MTI the Option Exercise Fee for the Designated Target Antigen [***] prior to the Amendment Effective Date.

7.5                               Royalties Payable by Licensee.  This Section 7.5 shall apply to Net Sales of Licensed Products other than Net Sales of the Co-Exploited Product in the United States, which, for clarity, shall be subject to profit and loss sharing as set forth in the Co-Exploitation Terms.

7.5.1                                 Royalties Payable by Licensee for ADCs Directed to Excusive Target Antigen [***].  In consideration for the Exclusive Licenses granted to Licensee herein, during the applicable Royalty Term for a Licensed Product that incorporates an ADC Directed to any of Exclusive Target Antigen [***], and subject to Sections 7.6.2 and 10.4.1, Licensee shall pay to MTI royalties on Net Sales of such Licensed Product during the applicable Royalty Term for such Licensed Product (but excluding any Net Sales in any country for which the Royalty Term for such Licensed Product in such country has expired, upon and after the date of such expiration), which royalties shall be paid at the following rates as set forth below:

(a)                                 [***] percent [***] of the portion of Net Sales less than or equal to [***] Dollars [***] in Net Sales of such Licensed Product in a single Calendar Year;

(b)                                 [***] percent [***] of the portion of Net Sales of such Licensed Product greater than [***] Dollars [***] and less than or equal to [***] Dollars [***] in a single Calendar Year; and

(c)                                  [***] percent [***] of the portion of Net Sales of such Licensed Product in excess of [***] Dollars [***] in a single Calendar Year;

provided, that in each case ((a), (b) and (c)), Net Sales in a country for which the Royalty Term for such Licensed Product has expired shall be excluded for purposes of calculating the applicable rates (i.e., the thresholds), and royalty payments, for such Licensed Product.

(d)                                 In establishing the royalty structure of this Section 7.5.1, the Parties recognize, and Licensee acknowledges, the substantial value of the various actions and investments undertaken by MTI prior to the Original Effective Date.  Such value is significant and in addition to the value of MTI’s grant to Licensee of the Exclusive Licenses pursuant to

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Section 3.2, as it enables the rapid and effective Development and Commercialization of the Licensed Products in the Territory.

(e)                                  For avoidance of doubt, the incremental royalty rates set forth above shall only apply to that portion of the Net Sales that falls within the indicated range of sales.  By way of example, and not in limitation of the foregoing Sections 7.5.1(a), (b), (c) and (e) if, during a Calendar Year, Net Sales of the Licensed Product were equal to [***], the royalty payable by Licensee would be calculated by adding (i) the royalty due on Net Sales with respect to the first [***] at the first level percentage of [***] percent [***], (ii) the royalty due on Net Sales with respect to the next [***] at the second level percentage of [***] percent [***].  The obligation to pay royalties shall be imposed only once with respect to the same unit of Licensed Product sold by Licensee, its Affiliate or Sublicensee.

(f)                                   If and for so long as there is a Biosimilar Product being sold by a Third Party in a [***] in a country in the Territory, then the royalties otherwise payable by Licensee to MTI in such country pursuant to Sections 7.5.1(a), 7.5.1(b), and 7.5.1(c) above (as such royalties may have been reduced pursuant to Section 7.5.1(g)) shall be reduced by the percent set forth below of the amounts otherwise owed:

Biosimilar Products unit volume sales for each Licensed Product in such country, as a percentage of total sales of Licensed Products and Biosimilar Products in such country	Reduction rate
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

The Parties will select a mutually agreeable independent Third Party to identify and calculate the Biosimilar Products unit volume sales for each Licensed Product in a [***] in a country in the Territory and such unit volume sales amounts shall be included in each Royalty Report provided for under Article 8.  In the event that such independent Third Party is not available or otherwise able to accurately determine or calculate the Biosimilar Product unit volume sales, Licensee shall calculate the Biosimilar Product unit volume sales based on available data in good faith.  In the event MTI disputes Licensee’s calculation of any Biosimilar Product unit volume sales for a Licensed Product in a country in the Territory, MTI may by written notice to Licensee require that such dispute be resolved in accordance with Section 19.3 and submitted to a [***] pursuant to Section 19.3.4; provided, that Licensee shall have the right to take royalty reductions pursuant to this Section 7.5.1(f) pending resolution of any such dispute, calculated using its good faith calculation of the Biosimilar Product unit volume sales pursuant to the preceding sentence; provided, further, that if any such dispute is resolved in favor of MTI, within [***] days of such resolution, Licensee shall pay to MTI any adjustment in royalties due pursuant to Sections 7.5.1(a), 7.5.1(b), and 7.5.1(c)  above as required by such resolution together with the interest payment required by Section 7.14.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

(g)                                 If the Royalty Term for a Licensed Product in a country is based on clause (a)(i) or (a)(ii) of the definition of Royalty Term, the royalty percentages on Net Sales otherwise payable with respect to such Licensed Product in such country will be reduced by [***] percent [***] after date of expiration of the last to expire of the Valid Patent Claims of the MTI Patent Rights that are the subject of clause (a)(i) of such definition but before the date of expiration of the first to expire of the Valid Patent Claims of the Product Patent Rights claiming the [***] in such Licensed Product.  Further, if the Royalty Term is based on clause (b) of the definition of Royalty Term, to the extent royalties are payable after the date of expiration of the last to expire of the Valid Patent Claims of the MTI Patent Rights or the first to expire of the Valid Patent Claims of the Product Patent Rights claiming the [***] in such Licensed Product, the royalty percentages on Net Sales otherwise payable with respect to such Licensed Product in such country will be reduced by [***] percent [***].

(h)                                 Any reductions set forth in Section 7.5.1(f) or 7.5.1(g) shall be (i) applied, if both reductions are applicable, to the royalty rate payable to MTI under Section 7.5.1(a), (b) and (c) in the order of first Section 7.5.1(g) and then Section 7.5.1(f), and (ii) with respect to Net Sales in a country in which any such reduction is triggered, allocated across the applicable rates set forth in Section 7.5.1(a), (b) and (c) on a pro rata basis in proportion to the Net Sales in such country compared to Net Sales throughout the Territory, excluding in each case, any Net Sales in a country for which the Royalty Term for such Licensed Product in such country has expired, from and after the date of such expiration.  By way of example, and not in limitation of the foregoing Section 7.5.1(f), (g) or (h), with respect to clause (ii) of this Section 7.5.1(h), if royalties are to be reduced in a country for a Licensed Product by [***]  percent [***] in a Calendar Year in which (x) Net Sales in such country account for [***] percent [***] of worldwide Net Sales for such Licensed Product, (y) world-wide Net Sales for such Licensed Product in such Calendar Year are [***] Dollars [***]  and (z) no other reductions apply to such royalties, then the royalties payable pursuant to Section 7.5.1 are calculated as follows:

(A)                               [***] of the royalty rate applicable pursuant to Section 7.5.1(a)) shall be paid on Net Sales of [***] dollars [***] of the Net Sales subject to Section 7.5.1(a));

(B)                               [***] of the royalty rate applicable pursuant to Section 7.5.1(a)) shall be paid on Net Sales of [***] dollars [***] of the Net Sales subject to Section 7.5.1(a));

(C)                               [***] of the royalty rate applicable pursuant to Section 7.5.1(b)) shall be paid on Net Sales of [***] dollars [***] of the Net Sales subject to Section 7.5.1(b)); and

(D)                               [***] of the royalty rate applicable pursuant to Section 7.5.1(b)) shall be paid on Net Sales of [***] dollars [***] of the Net Sales subject to Section 7.5.1(b)).

MTI acknowledges and agrees that the sales levels set forth in this Section 7.5.1 (including the examples in Section 7.5.1(e) and this Section 7.5.1(h)) and Section 7.10 shall not be construed as representing an estimate or projection of anticipated sales of the Licensed

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Products or implying any level of diligence or Commercially Reasonable Efforts in the Territory and that the sales levels set forth in Sections 7.5.1(a), 7.5.1(b), 7.5.1(c) and 7.10 are merely intended to define Licensee’s royalty and other payment obligations, as applicable, in the event such sales levels are achieved and that the sales levels set forth in Section 7.5.1(e) and this Section 7.5.1(h) are merely intended illustrative purposes only.

7.5.2                                 Royalties Payable by Licensee for ADCs Directed to Designated Target Antigen [***].  In consideration for the Exclusive Licenses granted to Licensee herein, during the applicable Royalty Term for a Licensed Product that incorporates an ADC Directed to any of Exclusive Target Antigen [***], and subject to Sections 7.6.2 and 10.4.1, Licensee shall pay to MTI royalties on Net Sales of such Licensed Product during the applicable Royalty Term for such Licensed Product (but excluding any Net Sales in any country for which the Royalty Term for such Licensed Product in such country has expired, upon and after the date of such expiration), which royalties shall be paid at the following rates as set forth below:

(a)                                 [***] percent [***] of the portion of Net Sales less than or equal to [***] Dollars [***] in Net Sales of such Licensed Product in a single Calendar Year;

(b)                                 [***] percent [***] of the portion of Net Sales of such Licensed Product greater than [***] Dollars [***] and less than or equal to [***] Dollars [***] in a single Calendar Year;

(c)                                  [***]  percent [***] of the portion of Net Sales of such Licensed Product greater than [***] Dollars [***] and less than or equal to [***] Dollars [***] in a single Calendar Year; and

(d)                                 [***] percent (9.0%) of the portion of Net Sales of such Licensed Product in excess of [***] Dollars [***] in a single Calendar Year;

provided, that in each case ((a), (b), (c), and (d)), Net Sales in a country for which the Royalty Term for such Licensed Product has expired shall be excluded for purposes of calculating the applicable rates (i.e., the thresholds), and royalty payments, for such Licensed Product.

(e)                                  In establishing the royalty structure of this Section 7.5.2, the Parties recognize, and Licensee acknowledges, the substantial value of the various actions and investments undertaken by MTI prior to the Amendment Effective Date.  Such value is significant and in addition to the value of MTI’s grant to Licensee of the Exclusive Licenses pursuant to Section 3.2, as it enables the rapid and effective Development and Commercialization of the Licensed Products in the Territory.

(f)                                   For avoidance of doubt, the incremental royalty rates set forth above shall only apply to that portion of the Net Sales that falls within the indicated range of sales.  By way of example, and not in limitation of the foregoing Sections 7.5.2(a), (b), (c), (d) and (e) if, during a Calendar Year, Net Sales of the Licensed Product were equal to [***], the royalty payable by Licensee would be calculated by adding (i) the royalty due on Net Sales with respect to the first [***]at the first level percentage of [***] percent [***], and (ii) the royalty due on Net Sales with respect to the next [***] at the second level percentage of [***] percent

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

[***]. The obligation to pay royalties shall be imposed only once with respect to the same unit of Licensed Product sold by Licensee, its Affiliate or Sublicensee.

(g)                                 If and for so long as there is a Biosimilar Product being sold by a Third Party in a [***] in a country in the Territory, then the royalties otherwise payable by Licensee to MTI in such country pursuant to Sections 7.5.2(a), 7.5.2(b), 7.5.2(c), and 7.5.2(d) above (as such royalties may have been reduced pursuant to Section 7.5.2(h)) shall be reduced by the percent set forth below of the amounts otherwise owed:

Biosimilar Products unit volume sales for each Licensed Product in such country, as a percentage of total sales of Licensed Products and Biosimilar Products in such country	Reduction rate
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

The Parties will select a mutually agreeable independent Third Party to identify and calculate the Biosimilar Products unit volume sales for each Licensed Product in [***] in a country in the Territory and such unit volume sales amounts shall be included in each Royalty Report provided for under Article 8.  In the event that such independent Third Party is not available or otherwise able to accurately determine or calculate the Biosimilar Product unit volume sales, Licensee shall calculate the Biosimilar Product unit volume sales based on available data in good faith.  In the event MTI disputes Licensee’s calculation of any Biosimilar Product unit volume sales for a Licensed Product in a country in the Territory, MTI may by written notice to Licensee require that such dispute be resolved in accordance with Section 19.3 and submitted to a [***] pursuant to Section 19.3.4; provided, that Licensee shall have the right to take royalty reductions pursuant to this Section 7.5.2(g) pending resolution of any such dispute, calculated using its good faith calculation of the Biosimilar Product unit volume sales pursuant to the preceding sentence; provided, further, that if any such dispute is resolved in favor of MTI, within [***] days of such resolution, Licensee shall pay to MTI any adjustment in royalties due pursuant to Sections 7.5.2(a), 7.5.2(b), 7.5.2(c), and 7.5.2(d) above as required by such resolution together with the interest payment required by Section 7.14.

(h)                                 If the Royalty Term for a Licensed Product in a country is based on clause (a)(i) or (a)(ii) of the definition of Royalty Term, the royalty percentages on Net Sales otherwise payable with respect to such Licensed Product in such country will be reduced by [***]  percent [***] after date of expiration of the last to expire of the Valid Patent Claims of the MTI Patent Rights that are the subject of clause (a)(i) of such definition but before the date of expiration of the first to expire of the Valid Patent Claims of the Product Patent Rights claiming the [***] in such Licensed Product.  Further, if the Royalty Term is based on clause (b) of the definition of Royalty Term, to the extent royalties are payable after the date of expiration of the last to expire of the Valid Patent Claims of the MTI Patent Rights or the first to expire of the Valid Patent Claims of the Product Patent Rights claiming the [***] in such Licensed Product, the royalty

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

percentages on Net Sales otherwise payable with respect to such Licensed Product in such country will be reduced by [***] percent [***].

(i)                                    Any reductions set forth in Section 7.5.2(g) or 7.5.2(h) shall be (i) applied, if both reductions are applicable, to the royalty rate payable to MTI under Section 7.5.2(a), (b), (c), and (d) in the order of first Section 7.5.2(h) and then Section 7.5.2(g), and (ii) with respect to Net Sales in a country in which any such reduction is triggered, allocated across the applicable rates set forth in Section 7.5.2(a), (b), (c), and (d) on a pro rata basis in proportion to the Net Sales in such country compared to Net Sales throughout the Territory, excluding in each case, any Net Sales in a country for which the Royalty Term for such Licensed Product in such country has expired, from and after the date of such expiration.  By way of example, and not in limitation of the foregoing Section 7.5.2(g), (h) or (i), with respect to clause (ii) of this Section 7.5.2(i), if royalties are to be reduced in a country for a Licensed Product by [***] percent [***] in a Calendar Year in which (x) Net Sales in such country account for [***] percent [***] of worldwide Net Sales for such Licensed Product, (y) world-wide Net Sales for such Licensed Product in such Calendar Year are [***] Dollars [***] and (z) no other reductions apply to such royalties, then the royalties payable pursuant to Section 7.5.2 are calculated as follows:

(A)                               [***]  of the royalty rate applicable pursuant to Section 7.5.2(a)) shall be paid on Net Sales of [***] dollars [***] of the Net Sales subject to Section 7.5.2(a));

(B)                               [***] of the royalty rate applicable pursuant to Section 7.5.2(a)) shall be paid on Net Sales of [***] dollars [***] of the Net Sales subject to Section 7.5.2(a));

(C)                               [***] of the royalty rate applicable pursuant to Section 7.5.2(b)) shall be paid on Net Sales of [***] dollars [***] of the Net Sales subject to Section 7.5.2(b)); and

(D)                               [***] of the royalty rate applicable pursuant to Section 7.5.2(b)) shall be paid on Net Sales of [***] dollars [***] of the Net Sales subject to Section 7.5.2(b)).

MTI acknowledges and agrees that the sales levels set forth in this Section 7.5.2 (including the examples in Section 7.5.2(f) and this Section 7.5.2(i)) and Section 7.10 shall not be construed as representing an estimate or projection of anticipated sales of the Licensed Products or implying any level of diligence or Commercially Reasonable Efforts in the Territory and that the sales levels set forth in Sections 7.5.2(a), 7.5.2(b), 7.5.2(c), 7.5.2(d), and 7.10 are merely intended to define Licensee’s royalty and other payment obligations, as applicable, in the event such sales levels are achieved and that the sales levels set forth in Section 7.5.2(f) and this Section 7.5.2(i) are merely intended for illustrative purposes only.

For clarity, if a Licensed Product incorporates ADCs Directed to both (a) the Exclusive Target Antigen [***] and (b) the Exclusive Target Antigen [***], subject to Sections 7.6.2 and Section 10.4.1, Licensee shall pay to MTI royalties on Net Sales of such Licensed Product during the applicable Royalty Term for such Licensed Product (but excluding any Net Sales in any

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

country for which the Royalty Term for such Licensed Product in such country has expired, upon and after the date of such expiration) which royalties shall be paid at the rates and subject to the conditions as set forth above in this Section 7.5.2 only and not at the rates as set forth in Section 7.5.1.

7.6                               Third Party Royalties.

7.6.1                                 Subject to Section 7.6.2, Licensee shall be responsible for paying all royalties owed by MTI under the MTI In-Licenses to the extent due as a result of Development, Manufacture, or Commercialization of the Licensed Product in the Territory by Licensee, its Affiliates, or their respective Sublicensees; provided, that in no event shall the royalty rates or terms applied to Licensed Products with respect to a MTI In-License Agreement be more onerous than the royalty rates and terms applied to MTI’s or its (sub)licensees’ products with respect to such MTI In-License Agreement.  Subject to Section 7.6.2, Licensee shall also be responsible for all payments with respect to any Future MTI In-Licenses, as agreed by the Parties under Section 3.7.2, to the extent due as a result of Development, Manufacture, or Commercialization of the Licensed Product in the Territory by Licensee, its Affiliates, or their respective Sublicensees; provided, that in no event shall the payment obligations or terms applied to Licensed Products with respect to a Future MTI In-License Agreement be more onerous than the payment obligations and terms applied to MTI’s or its (sub)licensee’s products with respect to such Future MTI In-License.  For purposes of the calculation of payments due pursuant to this Section 7.6.1, Licensee shall reasonably estimate the amount of such payments with respect to any MTI In-License or Future MTI In-Licenses, as applicable, shall report such calculation in the report it provides pursuant to Section 8.1.1, and may offset such amount pursuant to Section 7.6.2.  MTI shall promptly confirm or update such calculation, along with reasonable detail to support any update thereof, and (a) if such calculation is confirmed issue an invoice payable by Licensee to MTI in such confirmed amount and Licensee shall pay such invoice within [***] Business Days after receipt of such invoice, (b) if such calculation is updated, issue a revised estimate to Licensee, which revised estimate shall be promptly confirmed or disputed by Licensee.  To the extent any such revised estimate is confirmed by Licensee, MTI shall invoice Licensee for such confirmed amount, and Licensee shall pay such invoice within [***] Business Days after receipt of such invoice.  To the extent any portion of any such revised estimate is disputed by Licensee, Licensee shall not be required to pay such disputed amount pursuant to the preceding sentence and either Party may by written notice to the other Party require that such dispute be resolved in accordance with Section 19.3 by and submitted to a [***] pursuant to Section 19.3.4.

7.6.2                                 Licensee shall be entitled to deduct from the amount due to MTI under Sections 7.5.1 and 7.5.2 with respect to sales of a Licensed Product in a particular country in the Territory an amount equal to [***]  percent [***] of any amounts paid by Licensee under (a) any MTI In-License or Future MTI In-Licenses based upon the sales of (or, if not based on sales, to the extent incurred with respect to the Exploitation of) the Licensed Product in such country or (b) to any Third Party under or in connection with any agreement entered into pursuant to Section 11.3 to the extent (i) such agreement grants rights necessary to Exploit, or for the Exploitation of, any such MTI Linker Technology, any Cytotoxic Compound or Payload, as applicable or any other MTI Technology contained or incorporated in, or used to Exploit, such Licensed Product and (ii) such amounts arise as a result of Development, Manufacture, or

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Commercialization or other Exploitation of such Licensed Product in such country by or on behalf of Licensee, its Affiliates, or their respective Sublicensees; provided, that such credit shall not cause the royalty payments to MTI be reduced below [***] percent [***] of the royalty payments otherwise due pursuant to Sections 7.5.1 and 7.5.2; provided, further, without limitation of the foregoing proviso, that if any of the foregoing payments also relate to a breach of a representation, warranty or covenant of MTI in Article 12 Licensee shall be entitled to recover, pursuant to, and to the extent provided in, Article 14, any such amounts not credited hereunder.  Licensee may carry forward, and deduct from future royalty payments, any amounts which cannot be deducted due to the first proviso in the immediately prior sentence.

7.7                               Limitations on Royalty Reductions.  Notwithstanding anything to the contrary, in no event shall the royalty rate(s) for payments to MTI be reduced pursuant to Section 7.5.1(f), Section 7.5.1(g), Section 7.5.2(g), Section 7.5.2(h) and/or Section 7.6.2 below [***] percent [***] of the royalty payments otherwise due pursuant to Sections 7.5.1 and 7.5.2 (e.g., an initial royalty rate of [***]  percent [***] could not be reduced below [***] percent [***]); provided, that if Sections 7.5.1(f) and 7.5.2(g) above apply with respect to a Biosimilar Product with greater than [***] percent [***] market share in a Calendar Quarter, there shall be no limit on the amount of reductions pursuant to Section 7.5.1(f), Section 7.5.1(g), Section 7.5.2(g), Section 7.5.2(h) and/or Section 7.6.2 with respect to such Calendar Quarter.  Licensee may carry forward, and deduct from future royalty payments, any amounts which cannot be deducted due to this Section 7.7.

7.8                               Development Milestone Payments.

7.8.1                                 Development Milestone Payments for Exclusive Target Antigen [***].  As additional consideration for the licenses, rights and privileges granted to it hereunder, Licensee shall pay to MTI the following milestone payments within [***] days after receiving MTI’s invoice following the first occurrence of each event set forth below with respect to each Licensed Product that is Directed to the Exclusive Target Antigen [***] to achieve such event, whether such events are achieved by Licensee, its Affiliates or Sublicensees, as follows:

(a)                                 Upon initiation of a GLP Toxicology Study, Five Hundred Thousand Dollars (500,000);

(b)                                 Upon the Initiation of a first Phase I Clinical Trial [***] ;

(c)                                  Upon the Initiation of a first Phase II Clinical Trial [***] ;

(d)                                 Upon the Initiation of a first Phase III Clinical Trial [***] ;

(e)                                  [***] ;

(f)                                   [***] ;

(g)                                 [***] ;

(h)                                 [***] ;

(i)                                    [***] ;

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

(j)                                    [***] ;

(k)                                 Upon First Commercial Sale in the United States [***];

(l)                                    Upon First Commercial Sale in the European Union [***]; and

(m)                             Upon First Commercial Sale in Japan [***];

provided, that [***] will be due under each of Section 7.8.1(i) and (j) with respect to the Exclusive Target Antigen [***], even if such milestone event occurs in [***].

7.8.2                                 Development Milestone Payments for Exclusive Target Antigen [***].  As additional consideration for the licenses, rights and privileges granted to it hereunder, Licensee shall pay to MTI the following milestone payments within [***] days following the first occurrence of each event set forth below with respect to each Licensed Product that is Directed to Exclusive Target Antigen [***] to achieve such event, whether such events are achieved by Licensee, its Affiliates or Sublicensees, as follows:

(a)                                 Upon the filing of an IND, [***];

(b)                                 Upon Initiation of a first Phase I Clinical Trial [***];

(c)                                  Upon Initiation of a first Phase II Clinical Trial [***];

(d)                                 Upon Initiation of a first Phase III Clinical Trial [***];

(e)                                  [***] ;

(f)                                   [***] ;

(g)                                 [***] ;

(h)                                 [***];

(i)                                    [***];

(j)                                    [***];

(k)                                 [***];

(l)                                    [***];

(m)                             Upon First Commercial Sale in the United States [***];

(n)                                 Upon First Commercial Sale in the European Union [***];

(o)                                 Upon First Commercial Sale in Japan [***];

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

provided, that [***] will be due under each of Section 7.8.2(k) and (l) with respect to the Exclusive Target Antigen [***], even if such milestone event occurs [***].

Notwithstanding the foregoing, the milestones listed in clauses (e), (h) and (m) of this Section 7.8.2 shall not be payable with respect to any achievement thereof by the Co-Exploited Product.

For clarity, if a Licensed Product incorporates ADCs Directed to both (a) the Exclusive Target Antigen [***] and (b) the Exclusive Target Antigen [***], Licensee shall pay to MTI milestone payments for such Licensed Product at the rates and subject to the conditions as set forth above in this Section 7.8.2 only and not as set forth in Section 7.8.1.

7.9                               Back-up Products and Replacement Products.

7.9.1                                 No milestone payment shall be due for a Licensed Product if such Licensed Product (a) represents a change in [***] of a Licensed Product for which [***] or (b) subject to the remainder of this Section 7.9, is a [***] for which [***] (a Licensed Product described in clause (b) only, an “Alternate Product” for such Licensed Product).

7.9.2                                 In the event that Licensee obtains Regulatory Approval in a Major Market Country for a Licensed Product and Licensee thereafter continues to Commercialize the approved Licensed Product and Develop or Commercialize an Alternate Product for such License Product in the Territory, then (a) from and after receipt of such Regulatory Approval for such first Licensed Product, Licensee will thereafter [***] and (b) within [***] days of receipt of Regulatory Approval in a Major Market Country for such Alternate Product, pay to MTI [***]  percent [***] of each milestone payment that would have been to be paid by Licensee with respect to such Alternate Product, but for the limitation in Section 7.9.1 (and not otherwise paid pursuant to clause (a)).  For clarity, any Alternate Product is also a Licensed Product under this Agreement.

7.10                        Sales Milestone Payments.  Licensee shall notify MTI of any Calendar Year in which annual Net Sales of a Licensed Product in such Calendar Year in all countries in the Territory reach the following thresholds for the first time within [***] days after the end of such Calendar Year, and shall make the following sales milestone payments to MTI within [***] days after receiving an invoice from MTI therefor:

Annual Net Sales Threshold	Sales Milestone Payment

[***]	[***]
[***]	[***]
[***]	[***]

Each sales milestone payment is separate and may only be earned once for each Licensed Product, irrespective of the number of times such thresholds are achieved for such Licensed Product, but if more than one Net Sales threshold is reached in the same Calendar Year, all corresponding sales milestone payments shall be payable during such Calendar Year.  For example, if annual Net Sales of a Licensed Product first reach [***] dollars [***] in Calendar Year 1, [***] dollars [***] shall be payable to MTI for such Calendar Year 1, however, if annual Net Sales of a Licensed Product first reach [***] dollars ($500,000,000) in Calendar Year 2

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

(without first reaching [***]  dollars [***] in Calendar Year 1), then both the [***] dollars [***] and the [***] dollars [***] sales milestone payments would be payable to MTI for such Calendar Year 2.

Net Sales of the Co-Exploited Product in the United States, which are subject to profit and loss sharing pursuant to the Co-Exploitation Terms, shall be excluded from the annual Net Sales of such Co-Exploited Product for purposes of this Section 7.10.

7.11                        Payment Terms.  Royalties shown to have accrued by each Royalty Report provided for under Article 8 shall be due within [***] days after receiving an invoice from MTI promptly following the date such Royalty Report is due pursuant to Section 8.1.2.

7.12                        Right to Offset.  Upon notice by a Party, such Party shall have the right, exercisable [***] Business Days following such notice, to offset any amount owed by the other Party to such first Party under or in connection with this Agreement which obligation is not being contested by the other Party in good faith in accordance with Section 19.3, including in connection with any breach or indemnification obligation by such Party pursuant to Article 14, against any payments owed by such first Party to such other Party under this Agreement.  Such offsets shall be in addition to any other rights or remedies available under this Agreement and Applicable Law.

7.13                        Payment Method.  All payments by Licensee to MTI under this Agreement shall be paid in U.S. dollars, and all such payments shall be made by bank wire transfer in immediately available funds to the bank account designated by MTI in writing; provided, that such account information is provided to Licensee at least [***] days prior to any such payment becoming due hereunder.

7.14                        Late Payments.  If a Party does not receive payment of any sum due to it on or before the due date therefor, simple interest shall thereafter accrue on the sum due to such Party from the due date until the date of payment at a per-annum rate of [***] percent [***] over the then-current prime rate during the period as reported in The Wall Street Journal or the maximum rate allowable by Applicable Law, whichever is lower.

7.15                        Exchange Control.  If at any time legal restrictions prevent the prompt remittance of part or all royalties with respect to any country in the Territory where Licensed Product is sold, payment shall be made through such lawful means or method as the Parties reasonably shall determine.

7.16                        Taxes.  A Party receiving payment pursuant to this Agreement shall pay any and all taxes levied on such payments.  Except as otherwise provided below, all amounts due from Licensee to MTI under this Agreement are gross amounts.  Licensee shall be entitled to deduct the amount of any withholding taxes payable or required by Applicable Law to be withheld by Licensee, its Affiliates or Sublicensees, to the extent Licensee, its Affiliates or Sublicensees pay such withheld amounts to the appropriate Governmental Authority on behalf of MTI.  Licensee shall use Commercially Reasonable Efforts to minimize any such taxes, levies or charges required to be withheld on behalf of MTI by Licensee, its Affiliates or Sublicensees.  Licensee promptly shall deliver to MTI proof of payment of all such taxes, levies and other charges,

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

together with copies of all communications from or with such Governmental Authority with respect thereto, and other supporting documentation as may be required by the Governmental Authority, and shall cooperate with MTI in seeking any related tax exemption or credits that may be available to MTI with respect thereto.

ARTICLE 8 - ROYALTY REPORTS AND ACCOUNTING

8.1                               Reports, Exchange Rates.

8.1.1                                 For so long as any Royalty Term remains in effect, Licensee shall, with respect to each Calendar Quarter (or portion thereof), provide a written report showing, on a consolidated aggregated basis in reasonable detail (a) the Gross Sales of Licensed Products sold by Licensee, its Affiliates and its Sublicensees in the Territory during the corresponding Calendar Quarter on which royalties are due hereunder and the Net Sales from such Gross Sales; (b) the royalties payable in U.S. dollars, if any, which shall have accrued hereunder based upon such Net Sales of Licensed Products; (c) the withholding taxes, if any, required by law to be deducted in respect of such royalties; (d) the dates of the First Commercial Sale of each Licensed Product in each country in the Territory for which royalties are due hereunder, if it has occurred during the corresponding Calendar Quarter; and (e) the exchange rates (as determined pursuant to Section 8.1.3 herein) used in determining the royalty amount expressed in U.S. dollars (each, a “Royalty Report”).

8.1.2                                 Royalty Reports shall be due on the [***] day following the end of the Calendar Quarter to which such Royalty Report relates.  Licensee shall keep complete and accurate records in sufficient detail to properly reflect all Gross Sales and Net Sales and to enable the royalties payable hereunder to be determined.

8.1.3                                 With respect to sales of Licensed Products invoiced in U.S. dollars, the Gross Sales, Net Sales, and royalties payable shall be expressed in U.S. dollars.  With respect to sales of Licensed Products invoiced in a currency other than U.S. dollars, the Gross Sales, Net Sales and royalties payable shall be expressed in the currency of the invoice issued by the Selling Person together with the U.S. dollars equivalent of the royalty due, calculated using the average quarter-end rate of exchange for a given Calendar Quarter published in the Wall Street Journal during the applicable Calendar Quarter.

8.2                               Audits.

8.2.1                                 Upon the written request of MTI and with at least [***] days prior written notice, but not more than once in any Calendar Year, Licensee shall permit an independent certified public accounting firm of internationally recognized standing, selected by MTI and reasonably acceptable to Licensee, at MTI’s sole cost and expense (except as set forth in this Section 8.2), to have access during normal business hours to such of the records of Licensee as required to be maintained under this Agreement to verify the accuracy of the Royalty Reports due hereunder.  Such accountants may audit records relating to Royalty Reports made for any year ending not more than [***] months prior to the date of such request.  The accounting firm shall disclose to MTI only whether the Royalty Reports were correct or not, and the specific details concerning any discrepancies and such information shall be shared at the

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

same time with Licensee.  No other information obtained by such accountants shall be shared with MTI.

8.2.2                                 If such accounting firm concludes that any royalties were owed but not paid to MTI, Licensee shall pay the additional royalties within [***] days following the date MTI delivers to Licensee such accounting firm’s written report so concluding, together with the interest payment required by Section 7.14.  The fees charged by such accounting firm shall be paid by MTI; provided, that if the audit discloses that the royalties payable by Licensee for the audited period are more than [***] percent [***] of the royalties actually paid for such period, then Licensee shall pay the reasonable fees and expenses charged by such accounting firm.  If such accounting firm concludes that the royalties paid were more than what was owed during such period, MTI shall refund the overpayments within [***] days following the date MTI receives such accounting firm’s written report so concluding.

8.2.3                                 Upon the written request of Licensee and with at least [***] days prior written notice, but not more than once in any Calendar Year, MTI shall permit an independent certified public accounting firm of internationally recognized standing, selected by Licensee and reasonably acceptable to MTI, at Licensee’s sole cost and expense, to have access during normal business hours to such of the records of MTI as required to be maintained under this Agreement to verify the accuracy of the Research Fees and other reimbursements based on out-of-pocket costs or FTE Fees due hereunder.  Such accountants may audit such records made for any year ending not more than [***] months prior to the date of such request.  The accounting firm shall disclose to Licensee only whether the Research Fees or other reimbursements were correct or not, and the specific details concerning any discrepancies and such information shall be shared at the same time with MTI.  No other information obtained by such accountants shall be shared with Licensee.

8.2.4                                 If such accounting firm concludes that any Research Fees or other reimbursements were paid but not owed to MTI, MTI shall refund or reimburse Licensee such overpaid amounts within [***] days following the date Licensee delivers to MTI such accounting firm’s written report so concluding, together with the interest payment required by Section 7.14.  The fees charged by such accounting firm shall be paid by Licensee; provided, that if the audit discloses that the Research Fees or other reimbursements payable by Licensee for the audited period are less than [***] percent [***] of such amounts actually paid for such period, then MTI shall pay the reasonable fees and expenses charged by such accounting firm.  If such accounting firm concludes that the Research Fees or other reimbursements paid were less than what was owed during such period, Licensee shall pay the underpayments within [***] days following the date Licensee receives such accounting firm’s written report so concluding.

8.3                               Confidential Financial Information.  The Parties shall treat all financial information subject to review under this Article 8 or under any sublicense agreement as Confidential Information of the disclosing Party as set forth in Article 9, and shall cause its accounting firm to retain all such financial information in confidence under terms comparable in scope those set forth in Article 9 and with respect to each inspection, the independent accounting firm shall be obliged to execute for each Party’s benefit a reasonable confidentiality agreement prior to commencing any such inspection.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

ARTICLE 9 - CONFIDENTIALITY

9.1                               Non-Disclosure Obligations.  Except as otherwise provided in this Article 9 during the Term and for a period of [***] years thereafter, each Party and their respective Affiliates shall maintain in confidence, and use only for purposes as expressly authorized and contemplated by this Agreement, all Confidential Information of the other Party.  “Confidential Information” means all confidential or proprietary information (including information relating to such Party’s research programs, development, marketing and other business practices and finances), data, documents or other materials supplied by the other Party or their respective Affiliates under this Agreement, including such information that is marked or otherwise identified as “Confidential;” provided, that notwithstanding anything to the contrary, (a) Confidential Information constituting MTI Know-How or MTI Regulatory Documentation shall be Confidential Information of MTI (and MTI shall be deemed the disclosing Party and Licensee the receiving Party with respect thereto), (b) Confidential Information constituting Licensee Know-How or Licensee Regulatory Documentation, and each Potential Co-Exploited Product Data Package, shall be Confidential Information of Licensee (and Licensee shall be deemed the disclosing Party and MTI the receiving Party with respect thereto) and (c) the terms of this Agreement and Confidential Information consisting of Joint Know-How shall be Confidential Information of both Parties (and both Parties shall be deemed the receiving Party with respect thereto).  Each Party shall use at least the same standard of care as it uses to protect its own Confidential Information to ensure that its and its Affiliates’ employees, agents, consultants and clinical investigators only make use of the other Party’s Confidential Information for purposes as expressly authorized and contemplated by this Agreement and do not disclose or make any unauthorized use of such Confidential Information.

9.2                               Permitted Disclosures.

9.2.1                                 Notwithstanding the foregoing, but subject to the last sentence of this Section 9.2, the provisions of Section 9.1 shall not apply to information, documents or materials that the receiving Party can conclusively establish:

(a)                                 have become published or otherwise entered the public domain or become generally available to the public other than by breach of this Agreement by the receiving Party or its Affiliates;

(b)                                 are permitted to be disclosed by prior consent of the other Party;

(c)                                  have become known to the receiving Party by a Third Party, provided such Confidential Information was not obtained by such Third Party directly or indirectly from the disclosing Party on a confidential basis;

(d)                                 prior to disclosure under the Agreement, was already in the possession of the receiving Party, its Affiliates or Sublicensees; or

(e)                                  have been independently developed by or for the receiving Party without reference to the disclosing Party’s Confidential Information;

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

provided that the exceptions described in clauses (d) and (e) shall not apply with respect to Confidential Information constituting (i) MTI Platform Know-How originally invented, conceived or developed by Licensee or (ii) Product Know-How originally invented, conceived or developed by MTI.

9.2.2                                 Each Party may also disclose Confidential Information as set forth below in this Section 9.2.2.  Notwithstanding the disclosures permitted under Section 9.2.2, any Confidential Information so disclosed shall remain subject to the confidentiality obligations of Section 9.1, unless and until any exceptions described in Section 9.2.1 shall apply.  Either Party may disclose the other Party’s Confidential Information to the extent such disclosure is made:

(a)                                 in response to a valid order of a court of competent jurisdiction or other Governmental Authority or Regulatory Authority or, if in the reasonable opinion of the receiving Party’s legal counsel, such disclosure is otherwise required by Applicable Law, including by reason of filing with securities regulators (including the rules and regulations of any stock exchange or trading market on which the receiving Party’s (or its parent’s) securities are traded); provided, that the receiving Party shall first have given notice to the disclosing Party and given the disclosing Party a reasonable opportunity to quash such order or to obtain a protective order or confidential treatment requiring that the Confidential Information and documents that are the subject of such order or requirement be held in confidence by such court or agency or, if disclosed, be used only for the purposes for which the order was issued; provided, further, that the Confidential Information disclosed in response to such court or governmental order or Applicable Law shall be limited to that information which is legally required to be disclosed in response to such court or governmental order or Applicable Law (including the rules and regulations of any stock exchange or trading market on which the receiving Party’s (or its parent’s) securities are traded);

(b)                                 solely to the extent reasonably necessary in a patent application claiming Product Patent Rights made hereunder to be filed with the United States Patent and Trademark Office or any similar foreign agency; provided, that the Party filing the patent shall provide at least [***] days prior written notice of such disclosure to the other Party and take reasonable and lawful actions to avoid or minimize the degree of disclosure;

(c)                                  by Licensee, to a Regulatory Authority, as reasonably required or useful in connection with any filing, submission or communication with respect to any ADC or Licensed Product; provided, that reasonable measures shall be taken to assure confidential treatment of such information, to the extent such protection is available;

(d)                                 to a Sublicensee as permitted hereunder; provided, that such Sublicensee is then subject to obligations of confidentiality and limitations on use of such Confidential Information comparable in scope to those contained herein and Licensee otherwise complies with Section 3.6;

(e)                                  by Licensee, its Affiliates or its or their Sublicensees to an actual or potential Third Party Manufacturing, Development or Commercialization collaborator, contractor or partner with respect to a Target or Licensed Product or otherwise as may be necessary or useful in connection with its exercise of rights or performance of obligations

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

hereunder (including in connection with any litigation with respect thereto); provided, that such Third Party recipient is, if practicable, then subject to obligations of confidentiality and limitations on use of such Confidential Information comparable in scope to those contained herein;

(f)                                   by Licensee or to an actual or potential investor in or acquirer of the business to which this Agreement relates; provided, that (x) such Third Party recipient is then subject to obligations of confidentiality and limitations on use of such Confidential Information comparable in scope to those contained herein and (y) Licensee shall provide at least [***] days’ prior notice of (including a copy of) any such proposed disclosure to MTI and shall not make any such disclosure without first obtaining MTI’s prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed) with respect thereto in each instance (it being understood that if consent with respect to a specific disclosure is given by MTI with respect to a particular type of audience of Third Parties (e.g., investors not affiliated with a pharmaceutical company), Licensee may subsequently make such specific disclosure to another member of such audience consistent with such consent without obtaining specific consent from MTI in such instance); and

(g)                                 by MTI to actual or potential strategic partners, investors or acquirers; provided, that such disclosures shall be limited to the terms of this Agreement and pre-clinical data and results arising out of a Research Program and that is presented in a manner the does not divulge or otherwise make available (i) the identity of any Target, (ii) the identity of any ADC or any Licensee Antibody used in the Research Program, or (iii) the identity of Licensee or any of its Affiliates or Sublicensees; provided, further, that, in each case, (x) such Third Party recipient is then subject to obligations of confidentiality and limitations on use of such Confidential Information comparable in scope to those contained herein, and (y) MTI shall provide at least [***] days’ prior notice of (including a copy of) any such proposed disclosure to Licensee and shall not make any such disclosure without first obtaining Licensee’s prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed) with respect thereto in each instance (it being understood that if consent with respect to a specific disclosure is given by Licensee with respect to a particular type of audience of Third Parties (e.g., investors not affiliated with a pharmaceutical company), MTI may subsequently make such specific disclosure to another member of such audience consistent with such consent without obtaining specific consent from Licensee in such instance).

9.3                               Press Releases and Other Disclosures to Third Parties.

9.3.1                                 The Parties acknowledge and agree that prior to the Amendment Effective Date MTI issued the press releases included in Schedule D.1 attached hereto, which were mutually agreed by the Parties.  Upon occurrence of the Amendment Effective Date, the Parties shall promptly issue an initial joint press release mutually agreed upon by the Parties and substantially in the form attached hereto as Schedule D.2.

9.3.2                                 Except as provided in Section 9.3.1, neither MTI nor Licensee will, without the prior consent of the other, issue any press release or make any other public announcement or furnish any statement to any person or entity (other than either Parties’ respective Affiliates) concerning the existence of this Agreement, its terms and the transactions

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

contemplated hereby, except for (a) disclosures made in compliance with Sections 9.1, 9.2 and 9.5, (b) disclosures made to attorneys, consultants, and accountants retained to represent the Parties in connection with the negotiation and consummation of the transactions contemplated hereby, (c) to the extent either Party may be listed on a stock exchange, disclosures that may be required, in the opinion of such Party’s counsel, by Applicable Law or the rules of such stock exchange, provided that the other Party shall have the opportunity to review and comment on such disclosure, and provided further than neither Party shall disclose Net Sales of the other Party without the other Party’s consent and (d) press releases by a Party regarding its activities under this Agreement with respect to the Licensed Products, provided that (i) a draft of the press release is provided to the other Party at least [***] days (or [***] days in the event of a joint press release) prior to the release of such press release for the other Party’s review and comment (which comments shall not be unreasonably rejected), (ii) the other Party is promptly provided a courtesy copy of such press release and (iii) press releases regarding the Co-Exploited Product will be joint and mutually agreed by the Parties.  The Parties shall coordinate regarding the timing of any release, and regarding whether any release will made by a single Party or jointly by both Parties.  The structure and contents of any press release shall be kept confidential until such press release is made publically available.  Neither Party shall be required to seek the permission of the other Party to repeat any information regarding the terms of this Agreement or either Party’s activities under the Co-Development Plan (as defined in the Co-Exploitation Terms) that has already been publicly disclosed by such Party, or the other Party, in accordance with this Section 9.3.2.

9.4                               Use of Name.  Except as expressly provided herein, with respect to a Party and its Affiliates, neither Party shall mention or otherwise use the name, logo or trademark of the other Party or any of its Affiliates or any of its or their Sublicensees (or any abbreviation or adaptation thereof) (including any Product Trademark) in any publication, press release, marketing and promotional material or other form of publicity without the prior written consent of such other Party, other than in the case that the first Party or its Affiliate is a party to a separate written agreement with such Party or any of its Affiliates or any of its or their Sublicensees, in which case, such Party or its Affiliate may mention or otherwise use the name, logo or trademark of such other party if and to the extent permitted by such separate written agreement.  The restrictions imposed by this Section 9.4 shall not prohibit (a) Licensee from making any disclosure identifying MTI to the extent required in connection with its exercise of its rights or obligations under this Agreement or (b) either Party from making any disclosure identifying the other Party that is required by Applicable Law or the rules of a stock exchange on which the securities of the disclosing Party are listed (or to which an application for listing has been submitted).

9.5                               Publications Regarding Results of the Research Program.  Neither Party may publish, or otherwise publicly present or announce results of the Research Programs or Development of ADCs or Licensed Products hereunder either orally or in writing (a “Publication”) without complying with the provisions of this Section 9.5.  A Party wishing to make a Publication will provide the other Party with a copy of the proposed Publication.  The other Party shall have [***] Business Days from receipt of a proposed Publication to provide comments or proposed changes to the publishing Party.  The publishing Party shall take into account the comments or proposed changes made by the other Party on any Publication and shall agree to designate employees or others acting on behalf of the other Party as co-authors on any

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Publication describing results to which such persons have contributed in accordance with standards applicable to authorship of scientific publications.  If the other Party reasonably determines that the Publication would entail the public disclosure of such Party’s Confidential Information or of a patentable invention upon which a patent application should be filed prior to any such disclosure, submission of the concerned Publication to Third Parties shall be delayed for such period as may be reasonably necessary for deleting any such Confidential Information of the other Party (if the other Party has requested deletion thereof from the proposed Publication), or the drafting and filing of a patent application covering such invention, provided such additional period shall not exceed [***] Business Days from the date the publishing Party first provided the proposed Publication to the other Party.  Notwithstanding anything to the contrary in the foregoing, with respect to any Publications by investigators or other Third Parties, such materials shall be subject to review under this Section 9.5 only to the extent that Licensee has the right and ability (after using Commercially Reasonable Efforts) to do so.  Without limitation of the foregoing, MTI’s rights to make any Publication will be limited to the results of a Research Program and after exercise of an Option hereunder, MTI shall not make any Publication with respect to the applicable Research Program without Licensee’s prior written consent.

9.6                               Return of Confidential Information.  Upon the effective date of the termination of this Agreement for any reason (or, upon, as applicable, the date of expiration of the Option Period with respect to Designated Target Antigen [***] for which Licensee does not exercise its Option, or the date of expiration of the Co-Exploitation Option Period with respect to a Potential Co-Exploited Product for which MTI does not exercise its Co-Exploitation Option), with respect to Confidential Information (including, in the case of the foregoing parenthetical, Confidential Information of the requesting Party arising out of a Research Program with respect to such Target, or the applicable Potential Co-Exploited Product Data Package, as applicable) to which such non-requesting Party does not retain rights under the surviving provisions of this Agreement each Party shall, upon and in accordance with the other Party’s request in writing, either:  (a) promptly destroy all copies of such Confidential Information in the possession or control of the non-requesting Party and confirm such destruction in writing to the requesting Party; or (b) promptly deliver to the requesting Party, at the non-requesting Party’s sole cost and expense, all copies of such Confidential Information in the possession or control of the non-requesting Party.  Upon the exercise of an Option with respect to Designated Target Antigen [***], and upon completion or termination of the Research Program with respect to Designated Target Antigen [***], MTI shall, upon and in accordance with Licensee’s request in writing, promptly deliver to Licensee, at Licensee’s sole cost and expense, all copies of Licensee Confidential Information arising out of the applicable Research Program, including Product Know-How and ADC Materials, with respect to such Target in the possession or control of MTI, but excluding Conjugation Know-How.  Notwithstanding the foregoing, the non-requesting Party shall be permitted to retain (x) such Confidential Information to the extent necessary or useful for purposes of performing any continuing obligations or exercising any ongoing rights hereunder and, in any event, a single copy of such Confidential Information for archival purposes and (y) any computer records or files containing such Confidential Information that have been created solely by such non-requesting Party’s automatic archiving and back-up procedures, to the extent created and retained in a manner consistent with such non-requesting Party’s standard archiving and back-up procedures, but not for any other uses or purposes.  All Confidential

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Information shall continue to be subject to the terms of this Agreement for the period set forth in Section 9.1.

ARTICLE 10 - INVENTIONS AND PATENTS

10.1                        Disclosure of Inventions.  Licensee shall promptly disclose to MTI the making, conception or reduction to practice of any Joint Technology, MTI Platform Technology or Conjugation Technology.  MTI shall promptly disclose to Licensee the making, conception or reduction to practice of any MTI Technology, Joint Technology, Product Technology or Conjugation Technology.

10.2                        Ownership of Intellectual Property.

10.2.1                          In General.  Subject to Sections 10.2.2, 10.2.3 and 10.2.4, as between the Parties, each Party shall own and retain all right, title and interest in and to any and all: (a) Know-How, Improvements and other inventions that are conceived, discovered, developed or otherwise made by or on behalf of such Party (other than by the other Party or its Affiliates) under or in connection with this Agreement, whether or not patented or patentable, and any and all Patent Rights and other intellectual property rights with respect thereto; and (b) other Know-How, inventions, Patent Rights and other intellectual property rights that are owned or otherwise Controlled (other than pursuant to the license grants set forth in Article 3) by such Party or any of its Affiliates or its or their Sublicensees outside of this Agreement.  For the avoidance of doubt, (x) MTI shall own and retain all right, title and interest in and to any and all MTI Technology and (y) Licensee shall own and retain all right, title and interest in and to any and all Licensee Technology.

10.2.2                          Joint Technology.  Subject to Sections 10.2.3 and 10.2.4, as between the Parties, the Parties shall each own an equal, undivided interest in any and all Joint Technology.  Subject to the licenses and rights of reference granted in Article 3 and, in the case of MTI, its exclusivity obligations hereunder, each Party shall have the right to Exploit the Joint Technology without a duty of seeking consent of or accounting to the other Party; provided, that neither Party shall have the right to disclose (except as provided in Section 9.2) or license (except as may be permitted under Article 3) any Joint Know-How without the consent of the other Party.

10.2.3                          Product Technology.  As between the Parties, Licensee shall own and, subject to the licenses and rights of reference granted in Article 3, retain all right, title and interest in and to any and all Product Technology.  MTI will, and does hereby, assign to Licensee and will cause each of its officers, directors, employees, Affiliates, subcontractors and agents to assign to Licensee all such right, title and interest in and to any Product Technology, without additional compensation, as is necessary to fully effect the sole ownership provided for in the first sentence of this Section 10.2.3.

10.2.4                          MTI Platform Technology.  As between the Parties, MTI shall own and, subject to Section 3.11 and the licenses and rights of reference granted in Article 3, retain all right, title and interest in and to any and all MTI Platform Technology.  Subject to Section 3.11, Licensee will, and does hereby, assign to MTI and will cause each of its officers, directors,

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

employees and Affiliates, to assign to MTI all such right, title and interest in and to any MTI Platform Technology, without additional compensation, as is necessary to fully effect the sole ownership provided for in the first sentence of this Section 10.2.4.  Notwithstanding anything to the contrary in this Agreement, MTI Platform Technology that Licensee is obligated to assign (and cause other persons to assign) under Section 3.6.1 and this Section 10.2.4 shall be limited to Improvements to Cytotoxic Compounds, Fleximer and other MTI Technology that are (a) made, conceived or reduced to practice using any Confidential Information of MTI and (b) which Cytotoxic Compounds, Fleximer or other MTI Technology, as applicable, are disclosed or provided to Licensee pursuant to a Research Plan or Sections 3.7 or 4.1.

10.2.5                          United States Law.  The determination of whether Know-How, Improvements and inventions are conceived, discovered, developed or otherwise made by a Party for the purpose of allocating proprietary rights (including Patent Rights, copyright or other intellectual property rights) therein, shall, for purposes of this Agreement, be made in accordance with Applicable Law in the United States as such law exists as of the Original Effective Date irrespective of where or when such conception, discovery, development or making occurs.  Each Party shall, and does hereby, assign, and shall cause its Affiliates and its and their licensees and sublicensees to so assign, to such Party or the other Party, as applicable, without additional compensation, such right, title and interest in and to any Know-How, Improvements and other inventions as well as any intellectual property rights with respect thereto, as is necessary to fully effect, as applicable, (a) the sole ownership provided for in Section 3.6.1, 10.2.1, 10.2.3 and 10.2.4, as applicable, and (b) the joint ownership provided for in Section 10.2.2.

10.3                        Patent Prosecution and Maintenance.

10.3.1                          MTI Patent Rights.  MTI shall have the sole right and authority, but not the obligation, to prepare, file, prosecute and maintain the MTI Patent Rights on a worldwide basis and to be responsible for any related interference, re-issuance, re-examination and opposition proceedings, in each case, at MTI’s sole expense.

10.3.2                          Licensee Patent Rights.  Subject to Section 10.3.3, Licensee shall have the sole right and authority, but not the obligation, to prepare, file, prosecute and maintain the Licensee Patent Rights (other than Fleximer Conjugation Patent Rights) on a worldwide basis, and to be responsible for any related interference, re-issuance, re-examination and opposition proceedings, in each case, at Licensee’s sole expense.

10.3.3                          Designated Patent Rights.

(a)                                 The Joint Patent Committee shall determine the global prosecution strategy in the best interests of the Licensed Product with respect to, and Licensee’s outside counsel will be responsible for the filing, prosecution, and maintenance of, Product Patent Rights (i) arising out of the activities conducted pursuant to a Research Program hereunder by either or both Party(ies) or (ii) that otherwise claim the composition of matter of a Licensed Product (the “Designated Patent Rights”), including any related interference, re-issuance, re-examination and opposition proceedings.  The outside counsel shall keep each Party reasonably informed and provide a reasonable opportunity for each Party to comment with respect to all material steps with regard to the filing, prosecution, and maintenance of such Designated Patent Rights;

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

provided, that Licensee shall have the sole right to control the filing, prosecution, maintenance of the Designated Patent Rights, including any related interference, re-issuance, re-examination and opposition proceedings; provided, further, that Licensee shall reasonably consider any such comments received from MTI in good faith.  The outside counsel, through the Joint Patent Committee, shall also coordinate with the Parties to reasonably avoid creating potential issues in prosecution of the patent applications covering each Party’s other respective Patent Rights (e.g., coordinating filing dates to minimize creating prior art issues).  Licensee shall bear all the costs associated with such filing, prosecution, maintenance of patent applications for the Designated Patent Rights.

(b)                                 With respect to any Designated Target Antigen, if Licensee elects to replace such Designated Target Antigen pursuant to Section 2.4.5, or, following the end of the Option Period for Designated Target Antigen [***] if Licensee has not exercised its Option with respect to Designated Target Antigen [***] or if Licensee has earlier provided notice to MTI under Section 10.3.3(c) that it has decided not to exercise such Option with respect to Designated Target Antigen [***], then, in either such case, (i) unless otherwise agreed by the Parties, the Parties shall promptly abandon any Designated Patent Rights (including any applications therefor) claiming such Designated Target Antigen or ADCs or Licensed Products Directed thereto or otherwise arising out of the Research Program for such Antigen and (ii) thereafter, neither Party shall have any right to file, prosecute or maintain any such Designated Patent Rights.

(c)                                  With respect to Designated Target Antigen [***], Licensee agrees it must notify MTI in writing of its decision on exercising the Option with respect to such Designated Target Antigen pursuant to Section 3.5 at least [***] days prior to publication by the United States Patent and Trademark Office or any similar foreign agency of any Designated Patent Right that claims or covers any ADC or Licensed Product Directed to such Designated Target Antigen.

10.3.4                          Joint Patent Rights and Fleximer Conjugation Patent Rights.  MTI shall have the first right and authority, but not the obligation, to prepare, file, prosecute and maintain the Joint Patent Rights and the Fleximer Conjugation Patent Rights on a world-wide basis.  MTI shall keep Licensee reasonably informed and provide reasonable opportunity for Licensee to comment with respect to all material steps with regard to the filing, prosecution and maintenance of Joint Patent Rights and Fleximer Conjugation Patent Rights, and shall reasonably consider such comments in good faith.  The Parties shall share equally all the costs associated with filing, prosecution, and maintenance of such Joint Patent Rights and the Fleximer Conjugation Patent Rights; provided, that Licensee shall have the right, on written notice to MTI to elect not to bear such costs with respect to a Joint Patent Right or Fleximer Conjugation Patent Right, in which case Licensee shall, and does hereby, assign its right, title and interest in and to such Joint Patent Right or Fleximer Conjugation Patent Right to MTI.  If MTI decides not to continue prosecuting any Joint Patent Rights or Fleximer Conjugation Patent Rights, then MTI shall promptly so notify Licensee in writing (which written notice shall be at least [***] days before any relevant deadline prior to taking any extension for such Joint Patent Right), in which case, MTI shall, and does hereby, assign its right, title and interest in and to such Joint Patent Right to Licensee.  Thereafter, Licensee shall have the right, but not the obligation, to prosecute

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

or maintain such Joint Patent Right or Fleximer Conjugation Patent Right, at Licensee’s sole expense.

10.3.5                          Cooperation.  The Parties shall at all times fully cooperate with each other in order to reasonably implement the foregoing provisions of this Section 10.3.  Such cooperation may include each Party’s execution of necessary legal documents, coordinating filing or prosecution of applications to avoid potential issues during prosecution (including novelty, enablement, estoppel and double patenting and execution of amendments), and the assistance of each Party’s relevant personnel.  In the case that any proposed filing with respect to any Licensee Patent Rights discloses a species generically covered by any MTI Patent Rights, Licensee and MTI will use good faith efforts to coordinate filings with respect to such Licensee Patent Rights and such MTI Patent Rights so that filings with respect to such Licensee Patent Rights are made no earlier than the same day that filings with respect to such MTI Patent Rights are made (provided, that the foregoing coordination shall (a) not unreasonably delay Licensee from making any filing with respect to a Licensee Patent Right and (b) in no event, not delay Licensee from making any filing with respect to a Licensee Patent Right by more than [***] days after notice by Licensee to MTI that Licensee is ready to make such proposed filing, which notice shall include a copy of such proposed filing).  Without limitation of the foregoing, the Parties shall use reasonable efforts to avoid creating potential issues in prosecution of the patent applications covering MTI Patent Rights and Licensee Patent Rights.  Except as otherwise expressly authorized in this Agreement, Licensee shall not disclose or claim in any patent application, patent or publication any MTI Confidential Information without first obtaining MTI’s prior written consent.  Except as otherwise expressly authorized in this Agreement, MTI shall not disclose or claim in any patent application, patent or publication any Licensee Confidential Information without first obtaining Licensee’s prior written consent.

10.3.6                          Patent Term Extension and Supplementary Protection Certificate.  As between the Parties, [***] shall have the sole right to make decisions regarding, and to apply for, patent term extensions in the Territory, including the United States with respect to extensions pursuant to 35 U.S.C. §156 et. seq. and in other jurisdictions pursuant to supplementary protection certificates, and in all jurisdictions with respect to any other extensions that are now or become available in the future, wherever applicable (collectively, the “Extensions”), for the Licensee Patent Rights and any Joint Patent Rights and with respect to the [***], in each case including whether or not to do so.  [***] shall provide prompt and reasonable assistance with respect thereto, as requested by [***], including by taking such action as patent holder as is required under any Applicable Law to obtain such extension or supplementary protection certificate.  As between the Parties, [***] shall have the sole right to make decisions regarding, and to apply for, Extensions for the [***]; provided, that [***]  shall have the right, from time to time, request that [***]  make an Extension with respect to a [***] and [***]  shall consider any such request from [***] with regard thereto in good faith.

10.3.7                          Common Ownership Under Joint Research Agreements.  Notwithstanding anything to the contrary in this Article 10, neither Party shall have the right to make an election under 35 U.S.C. 102(c) when exercising its rights under this Article 10 without the prior written consent of the other Party.  With respect to any such permitted election, the Parties shall coordinate their activities with respect to any submissions, filings or other activities

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

in support thereof.  The Parties acknowledge and agree that this Agreement is a “joint research agreement” as defined in 35 U.S.C. 100(h).

10.3.8                          Joint Patent Committee.

(a)                                 Formation and Composition.  The Parties will establish a joint patent committee (the “Joint Patent Committee”) composed of one (1) appointed representative of each of Licensee and MTI.  A Party may at any time, by written notice to the other Party’s representative on the Joint Patent Committee, change its representative on the Joint Patent Committee or elect to be represented by a delegate at a meeting of the Joint Patent Committee.  The Joint Patent Committee will be chaired by [***].  The Parties may allow additional employees to attend meetings of the Joint Patent Committee subject to the confidentiality provisions of Article 9.

(b)                                 Functions and Authority.  The Joint Patent Committee will be responsible for only the following:

(1)                                 Discussing the global prosecution strategy for the filing, prosecution and maintenance of the Designated Patent Rights;

(2)                                 Overseeing and coordinating the activities of outside counsel with respect to such Designated Patent Rights;

(3)                                 Keeping each Party reasonably informed and providing each Party a reasonable opportunity to comment with respect to all material steps with regard to the filing, prosecution and maintenance of such Designated Patent Rights;

(4)                                 Coordinating with the Parties in accordance with Section 10.3.5 to reasonably avoid creating potential issues in prosecution of the patent applications covering each Party’s other respective Patent Rights;

(5)                                 Subject to Section 10.3.1, discussing and providing Licensee with the overall patent prosecution strategy determined by MTI for, and status updates with respect to, the MTI Patent Rights relevant to the activities undertaken by either or both Party(ies) pursuant to a Research Plan; and

(6)                                 Such other matters as the Parties may mutually agree in writing.

(c)                                  Meetings.  During the Term of the Agreement, the Joint Patent Committee will meet in person or by teleconference or videoconference when and as reasonably requested by a representative to the Joint Patent Committee.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

(d)                                 Decisions.  The Joint Patent Committee will seek to make all decisions by consensus.  In the event that the Joint Patent Committee cannot agree on an issue that is subject to its decision-making authority, (1) to the extent relating to a [***], [***] will have sole and final decision making authority relating to such issue, (2) to the extent relating to [***], [***] will have sole and final decision making authority relating to such issue and (3) to the extent relating to a [***] will have sole and final decision making authority relating to such issue, and such issue will only be decided by [***].

(e)                                  Minutes and Reports.  The Joint Patent Committee will draft, distribute and maintain accurate minutes of its meetings, including with respect to all proposed decisions and recommended actions or decisions taken, in accordance with policies to be agreed by the Joint Patent Committee.

(f)                                   Duration.  Unless earlier terminated by mutual written consent of the Parties, the Joint Patent Committee will be in existence until the expiration of the last Designated Patent Right.

10.4                        Enforcement of Patent Rights.

10.4.1                          MTI Patent Rights.  Unless MTI gives Licensee the right to bring and control an action to enforce the MTI Patent Rights as contemplated below, MTI shall have the sole right, at its sole expense, but not the obligation, to determine the appropriate course of action to enforce the MTI Patent Rights or otherwise abate the infringement thereof, to take (or refrain from taking) appropriate action to enforce the MTI Patent Rights, to control any litigation or other enforcement action and to enter into, or permit, the settlement of any such litigation or other enforcement action with respect to the MTI Patent Rights.  MTI shall in good faith consider the interests of the Licensee in conducting the foregoing activities.  Licensee shall fully cooperate with MTI in any such action at MTI’s expense, to enforce the MTI Patent Rights, including being joined as a party to such action if necessary.  If MTI fails to enforce the MTI Patent Rights with respect to the Manufacture or Commercialization by any Third Party of a product that is directly competitive with a Licensed Product, that infringes an MTI Patent Right and, following the commercial launch of which in a country in the Territory, (a) the Net Sales of Licensed Products in the applicable country(ies) are reduced in any Calendar Quarter by at least [***] percent [***] of Net Sales of such Licensed Product for the Calendar Quarter immediately preceding the commercial launch of such product in the applicable country(ies) or (b) the unit volume sales of such product in the applicable country(ies) meet or exceed [***]  percent [***] of the total unit volume sales of all such products and Licensed Products in such country(ies) (as determined in accordance with Section 7.5.1(f) and 7.5.2(g)) (thereafter, a “Competitive Product”), then the royalties otherwise payable by Licensee on the Net Sales of Licensed Product(s) directly competitive with such Competitive Product in such country(ies) shall be reduced by [***] percent [***]; provided, that if MTI gives Licensee the right to bring and control any such action to enforce the MTI Patent Rights within a period of [***] days after MTI first becomes aware of such infringement (or such shorter period as may be necessary to permit Licensee sufficient time to bring such action within time requirements of the Biologics Price Competition and Innovation Act of 2009, as amended from time to time, or any other Applicable Law) and fully cooperates with Licensee, at Licensee’s expense, in any such action, including being joined as a party to such action if necessary, then the foregoing reduction in royalties shall

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not apply.  All monies recovered upon the final judgment or settlement of any such suit to enforce any such MTI Patent Rights with respect to a Competitive Product shall be allocated first to the Party prosecuting such action to the extent necessary to compensate it for its expenses in its enforcement, second to the non-prosecuting Party to the extent necessary to compensate it for its expenses in cooperating with the prosecuting Party in the prosecuting Party’s enforcement (to the extent not otherwise reimbursed), and finally any remaining amounts shall be split between the Parties so that [***]  retains [***]  percent [***] and non-prosecuting Party retains [***] percent [***] of such amounts.

10.4.2                          Licensee Patent Rights.  Licensee shall have the sole right, at its sole expense, but not the obligation, to determine the appropriate course of action to enforce Licensee Patent Rights, or otherwise to abate the infringement thereof, to take (or refrain from taking) appropriate action to enforce the Licensee Patent Rights, to control any litigation or other enforcement action and to enter into, or permit, the settlement of any such litigation or other enforcement action with respect to the Licensee Patent Rights.  MTI shall fully cooperate with Licensee, at Licensee’s expense, in any such action to enforce the Licensee Patent Rights, including being joined as a party to such action if necessary.  All monies recovered upon the final judgment or settlement of any such suit to enforce any Licensee Patent Rights shall be allocated first to Licensee to the extent necessary to compensate it for its expenses in its enforcement, second to MTI to the extent necessary to compensate it for its expenses in cooperating with Licensee in its enforcement, with any remainder retained by [***]; provided, that to the extent that any remainder retained by [***] is attributable [***] to Sections 7.5.1 and 7.5.2 shall be payable by [***] to [***]; provided, further, that for purposes of determining whether any [***] are attributed in the applicable damage award.

10.4.3                          Joint Patent Rights.

(a)                                 MTI shall have the sole right, at its sole expense, to determine the appropriate course of action to enforce Joint Patent Rights, or otherwise to abate the infringement thereof, to take (or refrain from taking) appropriate action to enforce the Joint Patent Rights, to control any litigation or other enforcement action and to enter into, or permit, the settlement of any such litigation or other enforcement action with respect to the Joint Patent Rights, in each case in connection with any product Developed or Commercialized by or on behalf of MTI (except pursuant to this Agreement).  All monies recovered upon the final judgment or settlement of any such suit to enforce any such Joint Patent Rights shall be allocated first to MTI to the extent necessary to compensate it for its expenses in its enforcement, second to the Licensee to the extent necessary to compensate it for its expenses in cooperating with MTI in its enforcement (to the extent not otherwise reimbursed), and finally any remaining amounts shall be retained by MTI.  Licensee shall fully cooperate with MTI, at MTI’s expense, in any action to enforce the Joint Patent Rights in connection therewith, including being joined as a party to such action if necessary.

(b)                                 Licensee shall have the sole right, at its sole expense, to determine the appropriate course of action to enforce Joint Patent Rights, or otherwise to abate the infringement thereof, to take (or refrain from taking) appropriate action to enforce the Joint Patent Rights, to control any litigation or other enforcement action and to enter into, or permit, the settlement of any such litigation or other enforcement action with respect to the Joint Patent

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Rights, in each case in connection with any product Developed or Commercialized by or on behalf of Licensee.  All monies recovered upon the final judgment or settlement of any such suit to enforce any such Joint Patent Rights shall be allocated first to Licensee to the extent necessary to compensate it for its expenses in its enforcement, second to the MTI to the extent necessary to compensate it for its expenses in cooperating with Licensee in its enforcement (to the extent not otherwise reimbursed), and finally any remaining amounts shall be retained by Licensee.  MTI shall fully cooperate with Licensee, at Licensee’s expense, in any action to enforce the Joint Patent Rights in connection therewith, including being joined as a party to such action if necessary.

10.4.4                          Notification of Infringement.  In the event either Party becomes aware of an infringement by a Third Party of a MTI Patent Right or Licensee Patent Right relating to an ADC or Licensed Product, or a Joint Patent Right, it shall promptly notify the other Party.  In no event shall a Party make an argument or settle a dispute that would render a claim in a Joint Patent Right to be invalid or unenforceable without the other Party’s prior written consent.

10.5                        Prior Patent Rights.  Notwithstanding anything to the contrary in this Agreement, with respect to any MTI Patent Rights that are subject to the MTI In-Licenses, the rights and obligations of the Parties under Section 10.3 and 10.4 shall be subject to MTI’s licensors’ rights to participate in and control prosecution, maintenance and enforcement of such MTI Patent Rights, and to receive a share of damages recovered in such action, in accordance with the terms and conditions of the applicable MTI In-License.

10.6                        Separate Representation.  The Party not bringing an action with respect to an infringement in the Territory under this Article 10 shall be entitled to separate representation in such matter by counsel of its own choice and at its own expense, but such Party shall at all times cooperate fully with the Party bringing such action; provided that to the extent such separate representation is retained and used in connection with any cooperation provision of this Article 10 or Article 11, the Party bringing such action shall reimburse such cooperating Party for the cost of such counsel, if required under such Articles.

10.7                        Trademarks.  Licensee shall be responsible for the selection, registration, maintenance and defense of all trademarks for use in connection with the sale or marketing of the Licensed Product in the Territory (collectively, “Product Trademarks”) at Licensee’s own cost and expense, and Licensee shall own such Product Trademarks.  MTI shall not, and shall not permit its Affiliates to, (a) use in their respective businesses, any trademark that is confusingly similar to, misleading or deceptive with respect to or that dilutes any (or any part) of any Product Trademark and (b) do any act that endangers, destroys, or similarly affects, in any material respect, the value of the goodwill pertaining to any Product Trademark.  MTI shall not, and shall not permit its Affiliates to, attack, dispute or contest the validity of or ownership of any Product Trademark anywhere in the Territory or any registrations issued or issuing with respect thereto, other than any Product Trademark that is confusingly similar to, misleading or deceptive with respect to or that dilutes any (or any part) of any MTI Trademark.  Licensee shall not, and shall not permit its Affiliates to, attack, dispute or contest the validity of or ownership of any trademark owned or Controlled by MTI that is used in connection with the sale or marketing of Cytotoxic Compounds or Fleximer, or products arising out of Exploitation of the MTI Platform Technology (“MTI Trademarks”), anywhere in the Territory or any registrations issued or

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issuing with respect thereto, other than any MTI Trademark that is confusingly similar to, misleading or deceptive with respect to or that dilutes any (or any part) of any Product Trademark.

ARTICLE 11 - INFRINGEMENT OR OTHER ACTIONS BROUGHT BY THIRD PARTIES

11.1                        Third Party Actions.

11.1.1                          Each Party shall immediately disclose to the other Party in writing any warning letter or other notice of infringement or misappropriation received by a Party, or any action, suit or proceeding brought against a Party alleging infringement of a Patent Right or misappropriation of intellectual property of any Third Party with regard to any aspect of the conduct by either Party, its Affiliates or Sublicensees pursuant to this Agreement or a Research Program (each, a “Third Party Action”).

11.1.2                          MTI Rights and Obligations.  Except as provided in Section 11.1.3, MTI, at its own expense and through counsel of its choosing, shall have the sole right, but not the obligation to defend against any Third Party Action in the Territory alleging that the practice of the MTI Technology or Development, Manufacture, Commercialization or other Exploitation of the MTI Linker Technology or a Cytotoxic Compound infringes or misappropriates a Third Party’s intellectual property rights.  MTI shall have the sole and exclusive right to select counsel for such Third Party Action.

11.1.3                          Licensee Right to Defend.  Licensee, at its own expense and through counsel of its choosing, shall have the sole right, but not the obligation to defend against any Third Party Action in the Territory alleging that the Development, Manufacture, Commercialization or other Exploitation of any Licensed Product infringes or misappropriates a Third Party’s intellectual property rights.  To the extent such Third Party Action alleges that any Cytotoxic Compound or Payload, as applicable, MTI Linker Technology or any other MTI Technology (or any Know-How or Patent Right that, but for any misappropriation by or on behalf of MTI or any of its Affiliates, would be considered a Cytotoxic Compound, MTI Linker Technology or other MTI Technology under this Agreement), or the Exploitation thereof, infringes or misappropriates a Third Party’s intellectual property rights and Licensee obtains a license or other rights from such Third Party to such intellectual property rights, whether by license, settlement, judgment or otherwise, Licensee shall be entitled to offset up to [***] percent [***] of the reasonable out-of-pocket costs of defending or settling such Third Party Action under this Section 11.1.3 (including the payment of any damage awards, settlement amounts or other similar amounts payable to such Third Party) in a given Calendar Quarter against any royalties owed to MTI under Section 7.5.1 and 7.5.2 for such Calendar Quarter, with any balance then remaining to be carried over to royalties due with respect to subsequent Calendar Quarters, up to a maximum amount for each Calendar Quarter of [***] percent [***] of the royalties owed with respect to such subsequent Calendar Quarter; provided, that if such Third Party Action relates to a breach of a representation, warranty or covenant of MTI in Article 12, Licensee shall be entitled to recover, pursuant to, and to the extent provided in, Article 14, any of its reasonable out-of-pockets costs of defending or settling such Third Party Action (including the payment of any damage awards, settlement amounts or other similar amounts payable to such Third Party)

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that are not offset under this Section 11.1.3.  Licensee shall have the sole and exclusive right to select counsel for such Third Party Action.

11.1.4                          Consultation; Settlement.  The Parties may consult with one another on all material aspects of the defense of Third Party Actions.  The Parties shall reasonably cooperate with each other in all such actions or proceedings.  No Party shall admit the invalidity or unenforceability of any Patent Right Controlled by the other Party without the other Party’s prior written consent.

11.2                        Invalidity or Unenforceability Defenses or Actions.  Each Party shall promptly notify the other Party in writing of any alleged or threatened assertion of invalidity or unenforceability of any of the Joint Patent Rights by a Third Party of which such Party becomes aware.  Upon receipt of any such notice, the Parties shall promptly meet to discuss in good faith the most favorable approach to defend against any such allegation in light of each Party’s commercial interests therein, including which Party should control the defense of the validity and enforceability of the Joint Patent Rights and the allocation of costs and expenses with respect thereto; provided, that as between the Parties, if any such invalidity or unenforceability of a Joint Patent Right is raised as a defense or counterclaim in connection with a Third Party Action initiated pursuant to Section 11.1.1, the Party controlling such Third Party Action pursuant to Section 11.1.2 or 11.1.3, as applicable, shall have the right, but not the obligation, to defend and control the defense of the validity and enforceability of such Joint Patent Rights at its sole expense in the Territory and using counsel of its own choice.  If the controlling Party with respect to a Joint Patent Right elects not to defend or control the defense of the Joint Patent Rights, in a suit brought in the Territory or otherwise fails to initiate and maintain the defense of any such claim, suit or proceeding, then the other Party may conduct and control the defense of any such claim, suit or proceeding using counsel of its own choice at its sole cost and expense.  Where a Party controls such an action, the other Party shall have the right to participate in any such claim, suit or proceeding with counsel of its choice at its sole cost and expense (provided, that the controlling Party shall retain control of the defense in such claim, suit or proceeding) and shall cause its Affiliates to, assist and cooperate with the controlling Party, at the controlling Party’s expense, as such controlling Party may reasonably request from time to time in connection with its activities set forth in this Section.  In connection with any activities with respect to a defense, claim or counterclaim relating to the Joint Patent Rights pursuant to this Section 11.2, the controlling Party shall (x) consult with the other Party as to the strategy for such activities, (y) consider in good faith any comments from the other Party and (z) keep the other Party reasonably informed of any material steps taken and provide copies of all material documents filed, in connection with such defense, claim or counterclaim.

11.3                        Third Party Rights.  If in the reasonable opinion of a Party, the Development, Manufacture, Commercialization or other Exploitation of a Licensed Product hereunder infringes or is reasonably expected to infringe or misappropriate any Patent Right, trade secret or other intellectual property right of a Third Party in any country in the Territory, then such Party shall have the right, but not the obligation, to negotiate and obtain a license or other rights from such Third Party to such rights as necessary or desirable to Develop, Manufacture and Commercializes such Licensed Product in such country.  In the event that Licensee negotiates and obtains any such license from a Third Party, Licensee shall be entitled to deduct amounts payable to such Third Party from the royalties payable to MTI hereunder in accordance with, and

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to the extent provided in, Section 7.6.2.  In the event that MTI negotiates and obtains any such license from a Third Party, then either (a) such license must include a right for MTI to sublicense (through multiple tiers) to third parties (including to Licensee) and not contain any terms that treat sublicensees (including Licensee) materially less favorably than MTI, and MTI will provide to Licensee a written description of such license, including all material applicable terms thereof (including, for clarity, financial terms) or (b) if such license does not contain terms described in clause (a) of this sentence, then such license obtained by MTI shall not include in its scope a right to (or otherwise limit or restrict Licensee’s right to obtain from such Third Party the right to) Develop, Manufacture, Commercialize or Exploit ADCs or Licensed Products during the Term of this Agreement, and MTI will provide to Licensee a written notice certifying the foregoing in this clause (b).  If Licensee provides written notice to MTI that it wishes to obtain a sublicense under such license described in clause (a) of this Section 11.3, the Parties will negotiate the terms and conditions of such sublicense in good faith for a period of not less than [***] months, which financial terms will reflect an equitable allocation of the economic obligations of MTI under such license in relation to the portion of the rights to be sublicensed to Licensee thereunder.  If such good faith negotiation does not result in a binding agreement, Licensee may by written notice to MTI require that such dispute be resolved in accordance with Section 19.3 and submitted to a [***] pursuant to Section 19.3.4.

ARTICLE 12 - REPRESENTATIONS AND WARRANTIES; COVENANTS

12.1                        Mutual Representations and Warranties.  Each Party hereby represents and warrants, as of the Original Effective Date and as of the Amendment Effective Date, and covenants (as applicable) to the other Party as follows:

(a)                                 Corporate Existence and Power.  It is a company or corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction in which it is incorporated, and has full corporate power and authority and the legal right to own and operate its property and assets and to carry on its business as it is now being conducted and as contemplated in this Agreement, including the right to grant the licenses granted by it hereunder.

(b)                                 Authority and Binding Agreement.  As of the Original Effective Date and the Amendment Effective Date, (i) it has the corporate power and authority and the legal right to enter into this Agreement and perform its obligations hereunder; (ii) it has taken all necessary corporate action on its part required to authorize the execution and delivery of the Agreement and the performance of its obligations hereunder; (iii) the Agreement has been duly executed and delivered on behalf of such Party, and constitutes a legal, valid, and binding obligation of such Party that is enforceable against it in accordance with its terms; and (iv) its execution of and performance under this Agreement will not violate or breach any obligation or restriction (including any confidentiality or non-competition obligation or any exclusivity restriction) to which such Party is legally bound by contract, judicial order or otherwise.

(c)                                  No Conflict.  It is not a party to any agreement that would prevent it from granting the rights granted to the other Party under this Agreement or performing its obligations under the Agreement.  It has the full right to grant the licenses or sublicenses (as applicable) granted herein and such grant shall not result in the misappropriation of any Third Party intellectual property or violation of such Third Party’s rights with respect thereto.  During

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the Term, it will not enter into any agreement, contract, commitment or other arrangement that could reasonably be expected to conflict with the rights granted to the other Party hereunder or otherwise prevent the other Party from exercising the rights granted to it hereunder.  Neither Party shall misappropriate any trade secret of a Third Party in connection with the performance of its activities hereunder.

(d)                                 No Debarment.  It shall not use, during the Term, any employee or consultant who has been debarred by any Regulatory Authority, or, to the best of such Party’s knowledge, is the subject of debarment proceedings by a Regulatory Authority.

(e)                                  Government Authorizations.  It will maintain throughout the Term all permits, licenses, registrations, and other forms of authorizations and approvals from any Governmental Authority, necessary or required to be obtained or maintained by such Party in order for such Party to execute and deliver this Agreement and to perform its obligations hereunder in a manner which complies with all Applicable Laws.

12.2                        Additional Representations, Warranties and Covenants of MTI.  MTI represents and warrants as of (a) the Original Effective Date with respect to any prior representation or warranty, and (b) each separate date upon which Licensee (i) designates a Designated Target Antigen (including any Replacement Antigen to any Designated Target Antigen) (which date, with respect to the Designated Target Antigen [***] (other than any Replacement Antigen with respect thereto), shall be the Original Effective Date and shall not require a certification pursuant to the following proviso) or (ii) exercises an Option with respect to a Designated Target Antigen (provided, that MTI shall, and without limiting Licensee’s rights or remedies hereunder, including as set forth in Section 14.1.1, within [***] Business Days of the designation of each Designated Target Antigen or exercise of an Option with respect to a Designated Target Antigen (each such date, the “Certification Date”), provide Licensee with a written certification that such representations and warranties are true and correct (including that such representations and warranties continue to be, and would be (to the extent not then granted), true and correct with respect to the rights granted pursuant to the Research License and the Exclusive License with respect to the applicable Target) as of the Certification Date, except as may be specifically disclosed in such certification with respect to events or activities occurring after the Original Effective Date or the last Certification Date, whichever is later, and Licensee shall have the right within [***] Business Days of receipt of any such certification to withdraw its designation of such Designated Target Antigen or exercise of its Option with respect to such Designated Target Antigen, as applicable, in which case such withdrawn Designated Target Antigen shall not count as a Designated Target Antigen and Licensee shall have the right to designate another Designated Target Antigen in place thereof), and covenants (as applicable) to Licensee as follows:

(a)                                 Non-Infringement of MTI Patent Rights by Third Parties.  To MTI’s knowledge, there are no activities by Third Parties that would constitute infringement of the MTI Patent Rights within the Territory.

(b)                                 Ownership.  MTI Controls the MTI Technology free and clear of all liens (excluding licenses that do not conflict with the rights granted Licensee hereunder).  MTI has not misappropriated any intellectual property of a Third Party in connection with

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developing the MTI Technology or the performance of the Research Program or its other obligations under this Agreement.

(c)                                  Validity and Enforceability.  MTI has complied in all material respects with all Applicable Laws with respect to the filing, prosecution and maintenance of those MTI Patent Rights owned by MTI or otherwise of which MTI has control of such filing, prosecution and maintenance (the “MTI Prosecution Patent Rights”) and, to MTI’s knowledge, the filing, prosecution and maintenance of all other MTI Patent Rights has been in compliance in all material respects with all Applicable Laws with respect thereto.  MTI has paid all maintenance and annuity fees with respect to the MTI Prosecution Patent Rights due and, to MTI’s knowledge, all maintenance and annuity fees with respect to all other MTI Patent Rights have been paid when due.  No dispute regarding inventorship has been alleged or threatened with respect to the MTI Prosecution Patent Rights or, to MTI’s knowledge, with respect to any other MTI Patent Rights.

(d)                                 No Action or Claim.  There (i) are no actual, pending or, to MTI’s knowledge, alleged or threatened, adverse actions, suits, claims, interferences, re-examinations, oppositions, inventorship challenges or formal governmental investigations involving the MTI Technology by or against MTI or any of its Affiliates, in each case that are in or before any Governmental Authority, and (ii) are no actual, pending or, to MTI’s knowledge, alleged or threatened, adverse actions, suits, claims, interferences, re-examinations, oppositions, inventorship challenges or formal governmental investigations involving the MTI Technology, in each case that are in or before any Governmental Authority, which if adversely determined would have a material effect upon the ability of MTI to use or provide the MTI Technology in connection with the activities to be conducted hereunder, or to fulfil its obligations pursuant to the terms of this Agreement.

(e)                                  Completeness.  Schedule B includes a complete and correct list, in all respects, of all MTI Patent Rights.  No rights or licenses are required under the MTI Technology or MTI Regulatory Documentation for Licensee to Develop, Manufacture or Commercialize ADCs and Licensed Products as contemplated herein other than those granted under Article 3.  Neither MTI nor any of its Affiliates has previously entered into any agreement, whether written or oral, with respect to or otherwise assigned, transferred, licensed, conveyed or otherwise encumbered its right, title or interest in or to (a) the MTI Technology or MTI Regulatory Documentation (including by granting any covenant not to sue with respect thereto) or (b) any Patent Right or other intellectual property or proprietary right that would be MTI Technology or MTI Regulatory Documentation, but for such assignment, transfer, license, conveyance or encumbrance, in each case (of (a) and (b)), that is inconsistent with or otherwise diminish the rights and licenses granted to Licensee under this Agreement.  To MTI’s knowledge, (x) the materials supplied by MTI for the conduct of the Research Plan for the first Research Program and (y) the use and practice of the MTI Technology as contemplated hereunder, in each case ((x) and (y)), would not infringe any intellectual property rights of any Third Party.

(f)                                   MTI In-Licenses.  Schedule C sets forth a true and complete list of all MTI In-Licenses and, with respect to any representations and warranties made after the Original Effective Date, any Future MTI In-Licenses.  MTI has, prior to the Original Effective

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Date, provided Licensee with access to true and complete copies of each of the agreements listed in Schedule C and any prior agreements where surviving obligations restrict or have an adverse material impact on either Party with respect to the MTI Technology.  As of the Original Effective Date and each Certification Date, (1) the licenses in the MTI In-Licenses and any Future MTI In-Licenses are sublicensable; (2) the MTI In-Licenses and any Future MTI In-Licenses are in full force and effect, have been duly maintained, have not been cancelled, expired or abandoned; (3) MTI is not aware of any challenges to or violation of the rights granted thereunder by any Third Party; (4) MTI is not in breach under any of the MTI In-Licenses or and any Future MTI In-Licenses, nor, to MTI’s knowledge, is any counterparty thereto; and (5) MTI has not received any notice of breach under any of the MTI In-Licenses or any Future MTI In-Licenses and MTI does not know of any basis for any such action.  The scope of the rights granted to Licensee hereunder to intellectual property licensed pursuant to the MTI In-Licenses and any Future MTI In-Licenses are no more restricted than the analogous rights granted to Licensee hereunder with respect to intellectual property rights wholly owned by MTI or its Affiliates.  To MTI’s knowledge, no Third Party Manufacturer or supplier of ADCs (including any component thereof) engaged by MTI as of the Original Effective Date or any Certification Date Controls (as such defined term would apply to such Third Party if such Third Party were a Party to this Agreement) any Know-How or Patent Right that Licensee would be required to license in order for Licensee to manufacture such ADCs (including any such component thereof) without infringing the intellectual property rights of such Third Party.

(g)                                 Manufacturing Agreements.  There are no exclusivity provisions or any other restrictions in any agreement between MTI or its Affiliates, on the one hand, and any Third Party Manufacturer of the ADCs (including any intermediate or component thereof), on the other hand, that would limit Licensee’s ability to have the ADCs or Licensed Product (including any intermediate or component thereof) Manufactured.

(h)                                 Compliance with Applicable Law.  The Development of MTI Technology has been conducted by MTI and its Affiliates and its and their subcontractors, in compliance with all Applicable Law in all material respects.  Neither MTI nor any of its Affiliates, nor any of their respective officers, employees or agents, has made an untrue statement of a material fact or fraudulent statement to any Regulatory Authority or failed to disclose a material fact required to be disclosed to any Regulatory Authority.  To MTI’s knowledge, the pending applications included in MTI Patent Rights are being diligently prosecuted in the respective patent offices in the Territory in accordance with Applicable Law and MTI and its Affiliates have presented all relevant references, documents and information of which it and the inventors are aware to the relevant patent examiner at the relevant patent office.

(i)                                    Toxins and Conjugation Technology.  Schedule E.1 sets forth a true and complete list of Cytotoxic Compounds with respect to which MTI or its Affiliates Control MTI Technology.  With respect to each Target, (i) MTI is not a party to any agreement that would prevent it from granting the rights granted to Licensee under this Agreement or performing its obligations under the Agreement, (ii) MTI has the full right to grant the Research License and Exclusive License, as applicable, granted herein and such grant shall not result in the misappropriation of any Third Party intellectual property or violation of any Third Party’s rights with respect thereto and (iii) MTI has not granted to any Third Party any right or license,

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including any covenant not to sue, to Exploit any Cytotoxic Compound or the MTI Linker Technology in connection with any Antibody Directed to a Target.

For clarity, the Parties acknowledge and agree that MTI provided Licensee with the written certifications required by the this Section 12.2 for (A) Exclusive Target Antigen [***], prior to the Amendment Effective Date.

12.3                        Additional Covenants of MTI.

(a)                                 MTI shall not grant a lien on the MTI Technology to any Third Party or knowingly permit a lien to be imposed on the MTI Technology (excluding liens that do not conflict with the rights granted Licensee hereunder).  MTI will not misappropriate any intellectual property of a Third Party in connection with developing the MTI Technology or the performance of the Research Program or its other obligations under this Agreement.

(b)                                 MTI will not enter into any agreement with respect to or otherwise assign, transfer, license, convey or otherwise encumbered its right, title or interest in or to (i) the MTI Technology or MTI Regulatory Documentation (including by granting any covenant not to sue with respect thereto) or (ii) any Patent Right or other intellectual property or proprietary right that would be MTI Technology or MTI Regulatory Documentation, but for such assignment, transfer, license, conveyance or encumbrance, in each case of (i) and (ii), that is inconsistent with or otherwise diminishes the rights and licenses granted to Licensee under this Agreement.  MTI shall maintain and perform its obligations under the MTI In-Licenses and any Future MTI In-Licenses and maintain such MTI In-Licenses and any Future MTI In-Licenses in full force and effect during the Term and will not amend any MTI In-Licenses or any Future MTI In-Licenses in a manner than adversely affects Licensee’s rights hereunder, without having first obtained Licensee’s express prior written consent. Notwithstanding anything to the contrary in this Agreement, MTI may elect in its sole discretion to terminate that certain Second Amended and Restated Licensed Agreement, MGH Agreement No.: A015753, by and between The General Hospital Corporation d/b/a Massachusetts General Hospital and MTI dated as of October 19, 2005, as amended, at any time after the expiration of the last to expire Patent Rights Covering Fleximer that MTI in-licensed from the General Hospital pursuant to the aforementioned agreement in this Section 12.3(b).

(c)                                  All ADC Materials and Study Materials provided by or on behalf of MTI hereunder will be Manufactured in conformance with Applicable Law and this Agreement.

12.4                        Performance by Affiliates.  The Parties recognize that each may perform some or all of its obligations under this Agreement through Affiliates; provided, that each Party shall remain responsible and be a guarantor of the performance by its Affiliates and shall cause its Affiliates to comply with the provisions of this Agreement in connection with such performance.

12.5                        DISCLAIMER OF WARRANTIES.  EXCEPT FOR THE EXPRESS WARRANTIES SET FORTH HEREIN, NEITHER PARTY MAKES ANY REPRESENTATIONS OR GRANTS ANY WARRANTIES, EXPRESS OR IMPLIED, EITHER IN FACT OR BY OPERATION OF LAW, BY STATUTE OR OTHERWISE AND

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EACH PARTY SPECIFICALLY DISCLAIMS ANY OTHER WARRANTIES, WHETHER WRITTEN OR ORAL OR EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF QUALITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR USE OR PURPOSE OR ANY WARRANTY AS TO THE VALIDITY OF ANY PATENT RIGHTS OR THE NON-INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES.

ARTICLE 13 - TERM AND TERMINATION

13.1                        Term.  Unless earlier terminated pursuant to this Article 13, the term of this Agreement (the “Term”) shall commence on the Original Effective Date and shall remain in full force and effect until the date of expiration of the last to expire Royalty Term.

13.2                        Termination by Licensee.  Licensee shall have the right, at any time, to (a) terminate this Agreement in its entirety, or with respect to an Exclusive License only, by providing not less than forty-five (45) days’ prior written notice to MTI of such termination or (b) terminate a Research License with respect to a Designated Target Antigen, by providing not less than sixty (60) days’ prior written notice to MTI of such termination.  Any such termination of a Research License or an Exclusive License shall not affect the continuation of any other Research License or Exclusive License or this Agreement; provided that, notwithstanding the foregoing, Licensee may not terminate this Agreement under this Section 13.2 with respect to an Exclusive License relating to a Co-Exploited Product.

13.3                        Termination for Cause.

13.3.1                          Material Breach.  Either Party may (but is not required to and without limitation of any other right or remedy such Party may have) terminate this Agreement for material breach by the other Party (the “Breaching Party”) of this Agreement if the Breaching Party has not cured such breach within [***] days after notice thereof (such period, the “Notice Period”) specifying the breach and its claim of right to terminate, other than (a) with respect to a breach of a payment obligation, in which case the Notice Period shall be [***] days, (b) with respect to a breach that cannot be cured within the Notice Period and the Breaching Party commences actions to cure such breach within the Notice Period, in which case the Notice Period shall be tolled (provided, that the Breaching Party thereafter diligently continues such actions), (c) with respect to a material breach by Licensee that is limited to [***] hereunder, in which case, subject to the remainder of this Section 13.3.1, MTI shall only have the right to terminate this Agreement with respect to such Exclusive License or (d) with respect to any alleged breach by Licensee of its diligence obligations set forth in Section 5.1, in which case MTI shall first provide written notice thereof to Licensee and the Parties shall meet within [***] days after delivery of such notice to Licensee to discuss in good faith such alleged breach and Licensee’s Development or Commercialization plans, as applicable, with respect to the applicable Licensed Product, which discussions shall be concluded before MTI may issue any such termination notice with respect to such alleged breach; provided, that if either Party initiates a dispute resolution procedure under Section 19.3 as permitted under this Agreement to resolve the dispute for which termination is being sought within [***] days following the end of the Notice Period and is diligently pursuing such procedure, the Notice Period shall be tolled and the termination shall become effective only if such breach remains uncured for [***] days after the final resolution of the dispute through such dispute resolution procedure (or, if the breach cannot

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

be cured within such [***] day period, if the Breaching Party commences actions to cure such breach within such period and thereafter diligently continues such actions).  It is understood that termination pursuant to this Section 13.3.1 shall be a remedy of last resort and may be invoked only in the case where the breach cannot be reasonably remedied by the payment of money damages.

13.3.2                          Bankruptcy. This Agreement may be terminated by either Party upon the filing or institution of bankruptcy, reorganization, liquidation or receivership proceedings, or upon an assignment of a substantial portion of the assets for the benefit of creditors by the other Party; provided, however, that in the event of any involuntary bankruptcy or receivership proceeding such right to terminate will only become effective if the Party consents to the involuntary bankruptcy or receivership or such proceeding is not dismissed within [***] days after the filing of such bankruptcy or receivership.

13.4                        License Survival Upon Insolvency.  All licenses (and to the extent applicable, rights) granted under or pursuant to this Agreement are, and shall otherwise be deemed to be, for purposes of Section 365(n) of 11 U.S.C. Section 101, et. seq. (“Bankruptcy Code”), licenses of rights to “intellectual property” as defined under the Paragraph 101(35A) of the Bankruptcy Code.  The Parties agree that the non-bankrupt Party shall retain and may fully exercise all of its rights and elections under Applicable Law.  The Parties further agree that, in the event of the commencement of bankruptcy proceeding by or against a bankrupt Party, the other Party shall be entitled to a complete duplicate of (or complete access to, as appropriate) any intellectual property which at that date is known to be useful or necessary for the Research Program or the Development, Manufacture or Commercialization or other Exploitation of ADCs or Licensed Products throughout the Territory and all embodiments of such intellectual property; and the same, if not already in the other Party’s possession, shall be promptly delivered to the other Party (a) upon any such commencement of a bankruptcy proceeding, upon the other Party’s written request therefor (which request must identify the specific intellectual property), unless the bankrupt Party (or trustee on behalf of the bankrupt Party) elects within [***] days to continue to perform all of its obligations under this Agreement or (b) if not delivered under (a) above, upon rejection of this Agreement by or on behalf of the bankrupt Party, upon written request therefore by the other Party.

13.5                        Effect of Expiration and Termination.

13.5.1                          General Effects.  Except where explicitly provided within this Agreement, expiration or termination of this Agreement or any Exclusive License, as applicable for any reason, or expiration of this Agreement, will not affect any: (a) obligations, including payment of any royalties or other sums which have accrued as of the date of termination or expiration, or (b) [***] following termination, subject to Licensee’s obligation to make corresponding payments with respect to any such sales pursuant to Article 7.  Notwithstanding the foregoing, but subject to Section 13.5.4, upon expiration or termination of this Agreement, all licenses granted by either Party to the other Party hereunder (other than pursuant to Section 3.3), including all Exclusive Licenses, and all sublicenses granted by either Party thereunder, will immediately terminate upon termination of this Agreement in its entirety; provided, that (x) in the event of a termination with respect to one Exclusive License, only such Exclusive License shall terminate and (y) in the event of a termination with respect to one Research License, only

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

such Research License and the Research Program with respect to the applicable Designated Target Antigen shall terminate.

13.5.2                          Effect of Termination by Licensee for Convenience or by MTI for Cause.  If Licensee terminates this Agreement in its entirety pursuant to Section 13.2 or MTI terminates this Agreement in its entirety pursuant to Section 13.3, all Research Licenses and Exclusive Licenses granted by MTI to Licensee (and then in effect) shall automatically be terminated, except that the Exclusive License relating to a Co-Exploited Product shall survive such termination, and Licensee shall (except as permitted in Section 13.5.1(b)) immediately cease Commercialization of any Licensed Product in the Territory for which, and for so long as, there remains any Valid Patent Claim of the Product Patent Rights claiming the composition of matter of the ADC contained in such Licensed Product.  If Licensee terminates an Exclusive License pursuant to Section 13.2 with respect to a Licensed Product or MTI terminates an Exclusive License pursuant to Section 13.3.1, all Research Licenses and Exclusive Licenses granted by MTI to Licensee (and then in effect) with respect to such Licensed Product shall automatically be terminated and Licensee shall (except as permitted in Section 13.5.1(b)) immediately cease Commercialization of such Licensed Product in the Territory if, and for so long as, there remains any Valid Patent Claim of the Product Patent Rights claiming the composition of matter of the ADC contained in such Licensed Product.

13.5.3                          Effect of Termination by Licensee for Cause.  In the event that Licensee is entitled to terminate this Agreement in its entirety pursuant to Section 13.3, Licensee may, as an alternative, elect to either (a) terminate this Agreement in its entirety or (b) maintain this Agreement in effect, except (i) that Licensee’s obligations to make payments to MTI pursuant to Article 7 shall be reduced to [***] percent [***] of the amount otherwise payable thereunder and (ii) the rights and obligations of Sections 3.3, 3.10, 5.1, the second sentence of Section 5.2, Section 5.5, and Section 6.3 shall terminate, and Licensee may terminate the Co-Exploitation Terms at Licensee’s option.

13.5.4                          License to Licensee Upon Royalty Term Expiration.  Upon the date of expiration of each Royalty Term with respect to a Licensed Product in a country, the Exclusive License granted with respect to such Licensed Product in such country shall automatically be converted into a royalty-free, fully-paid, perpetual, worldwide, nonexclusive, freely transferable and sublicensable license to use the MTI Technology to make, use, sell, offer for sale and import such Licensed Product, with no further obligation to MTI.

13.5.5                          Survival.  All provisions which, by their nature, are intended to survive the expiration or termination of this Agreement, will remain in effect beyond expiration or termination of this Agreement including the following: Article 1, Section 2.2.4, Section 3.3, Section 3.11, Article 8, Article 9, Section 10.2, Section 12.5, Section 13.4, this Section 13.5, Article 14, Article 17, Article 18 and Article 19.  The Co-Exploitation Terms shall survive expiration or termination of this Agreement as set forth therein.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

ARTICLE 14 - INDEMNITY; LIMITATION OF LIABILITY

14.1                        Indemnity.

14.1.1                          MTI shall defend, indemnify and hold harmless Licensee, its Affiliates and its and their respective directors, officers, employees and agents from and against all liabilities, losses, damages, and expenses, including reasonable attorneys’ fees and costs, (each, a “Liabilities”) resulting from all Third Party claims, suits, actions, terminations or demands (each, a “Claim”) to the extent such Claims are incurred, relate to, are in connection with or arise out of (a) the breach or non-fulfillment of this Agreement by MTI, (b) the negligence, recklessness or willful misconduct of MTI in connection with the performance of its obligations hereunder, (c) violation of Applicable Law by MTI in connection with the performance of its obligations hereunder, or (d) the Development or Commercialization of the Co-Exploited Product by or on behalf of MTI, or (e) any action or omission of the Gatekeeper in performing its obligations under or in connection with this Agreement (including in connection with any information provided to the Gatekeeper by or on behalf of MTI), except in each case ((a), (b), (c), (d) or (e)), to the extent such Liabilities resulted from any action for which Licensee must indemnify MTI under Sections 14.1.2 (a), (b), (c) or (d).

14.1.2                          Licensee shall defend, indemnify and hold harmless MTI, its Affiliates and its and their respective directors, officers, employees and agents (the “MTI Indemnitees”) from and against all Liabilities resulting from all Claims to the extent such Claims are incurred, relate to or arise out of (a) the breach or non-fulfillment of this Agreement by Licensee, (b) the negligence, recklessness or willful misconduct of Licensee in connection with the performance of its obligations hereunder, (c) violation of Applicable Law by Licensee in connection with the performance of its obligations hereunder, or (d) the Development, Manufacture or Commercialization of Licensed Products by Licensee, its Affiliates or Sublicensees, including any failure to test for or provide adequate warnings of adverse side effects, or any manufacturing defect in any Licensed Product, except, (x) in each case ((a), (b), (c) or (d)), to the extent such Liabilities resulted from any action for which MTI must indemnify Licensee under Section 14.1.1 and (y) without limitation of the foregoing clause (x), in the case of clause (d), to the extent such Liabilities resulted from any act or omission by an MTI Indemnitee or the infringement or misappropriation of Patent Rights or other intellectual Property rights of any Third Party to the extent arising out of the incorporation of the MTI Linker Technology, any Cytotoxic Compound or any other MTI Technology contained or incorporated in, or used to Exploit, any Licensed Product.

14.2                        Procedure.

14.2.1                          A Party (the “Indemnitee”) that intends to claim indemnification under this 14.2 shall promptly provide notice to the other Party (the “Indemnitor”) of any Claim in respect of which the Indemnitee intends to claim such indemnification, which notice shall include a reasonable identification of the alleged facts giving rise to such Liability, and the Indemnitor shall have the right to participate in, and, to the extent the Indemnitor so desires, jointly with any other Indemnitor similarly noticed, to control the defense thereof with counsel selected by the Indemnitor.  However, notwithstanding the foregoing, the Indemnitee shall have the right to participate in, but not control, the defense of any Claim, and request separate counsel, with the fees and expenses to be paid by the Indemnitee, unless (a) representation of such Indemnitee by the counsel retained by the Indemnitor would be inappropriate due to actual or potential differing interests between such Indemnitee and any other Party represented by such counsel in such proceedings or (b) the Indemnitor has failed to assume the defense of the

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

applicable Claim, in which case ((a) or (b)), such fees and expenses shall be paid by the Indemnitor.  The Indemnitee shall, and shall cause each of its Affiliates and its and their respective directors, officers, employees and agents, as applicable, to, cooperate in the defense or prosecution thereof and shall furnish such records, information and testimony, provide such witnesses and attend such conferences, discovery proceedings, hearings, trials and appeals and otherwise providing reasonable access to such indemnitees and other employees and agents of the Indemnitee, in each case as may be reasonably requested in connection therewith; provided, that the Indemnitor shall reimburse the Indemnitee for its reasonable and verifiable out-of-pocket expenses in connection therewith.  The Indemnitor may not settle any Claim, and the Indemnitee shall not be responsible for or be bound by any settlement of a Claim that imposes an obligation on it, without the prior written consent of the Indemnitee, which consent shall not be unreasonably withheld, conditioned or delayed.  The Indemnitee may not settle any Claim without the prior written consent of the Indemnitor, which consent shall not be unreasonably withheld, conditioned or delayed.

14.2.2                          The assumption of the defense of a Claim by the Indemnitor shall not be construed as an acknowledgment that the Indemnitor is liable to indemnify the Indemnitee in respect of the Claim, nor shall it constitute a waiver by the Indemnitor of any defenses it may assert against the Indemnitee’s claim for indemnification.  In the event that it is ultimately determined that the Indemnitor is not obligated to indemnify, defend or hold harmless the Indemnitee from and against the Claim, the Indemnitee shall reimburse the Indemnitor for any and all costs and expenses (including attorneys’ fees and costs of suit) and any Liabilities incurred by the Indemnitor in its defense of the Claim.

14.3                        Limitation of Liability.  EXCEPT (A) IN THE EVENT OF THE WILLFUL MISCONDUCT OR FRAUD OF A PARTY OR A PARTY’S BREACH OF ITS OBLIGATIONS UNDER ARTICLE 9 OR SECTION 2.4.7 OR 3.2.4, (B) AS PROVIDED UNDER SECTION 19.9 AND (C) TO THE EXTENT ANY SUCH DAMAGES ARE REQUIRED TO BE PAID TO A THIRD PARTY AS PART OF A CLAIM FOR WHICH A PARTY PROVIDES INDEMNIFICATION UNDER THIS ARTICLE 14, NEITHER PARTY NOR ANY OF ITS AFFILIATES OR SUBLICENSEES SHALL BE LIABLE IN CONTRACT, TORT, NEGLIGENCE, BREACH OF STATUTORY DUTY OR OTHERWISE FOR ANY SPECIAL, PUNITIVE, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES OR FOR LOST PROFITS SUFFERED BY THE OTHER PARTY AND REGARDLESS OF ANY PRIOR NOTICE OF SUCH DAMAGES.

ARTICLE 15 - FORCE MAJEURE

No Party (or any of its Affiliates) shall be held liable or responsible to the other Party (or any of its Affiliates) hereunder, or be deemed to have defaulted under or breached this Agreement, for failure or delay by such Party in fulfilling or performing any term of this Agreement when such failure or delay is caused by or results from causes beyond the reasonable control of the affected Party (or any of its Affiliates), including fire, floods, embargoes, war, acts of war (whether war be declared or not), insurrections, riots, civil commotions, acts of God, earthquakes, or omissions or delays in acting by any Governmental Authority (each, an “Event of Force Majeure”); provided, that the affected Party shall exert all reasonable efforts to eliminate, cure or overcome any such Event of Force Majeure and to resume performance of its

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

obligations promptly.  Notwithstanding the foregoing, to the extent that an Event of Force Majeure continues for a period in excess of [***] months, the affected Party shall promptly notify in writing the other Party of such Event of Force Majeure and within [***] months of the other Party’s receipt of such notice, the Parties shall negotiate in good faith either (a) a resolution of the Event of Force Majeure, if possible, (b) an extension by mutual agreement of the time period to resolve, eliminate, cure or overcome such Event of Force Majeure, (c) an amendment of this Agreement to the extent reasonably possible, or (d) an early termination of this Agreement.

ARTICLE 16 - ASSIGNMENT

This Agreement may not be assigned or otherwise transferred, nor, except as expressly provided hereunder, may any right or obligations hereunder be assigned or transferred to any Third Party by either Party without the consent of the other Party, such consent not to be unreasonably withheld, conditioned or delayed; provided, that either Party may, without such consent but with notification and subject to the terms and conditions of this Article 16, assign this Agreement and its rights and obligations hereunder to any of its Affiliates or (a) in the case of MTI, in connection with a Change in Control of MTI or (b) in the case of Licensee, to any successor in interest (whether by merger, acquisition, asset purchase or otherwise) to all or substantially all of the business to which this Agreement relates.  Any permitted assignee shall assume all rights and obligations of its assignor under this Agreement; provided, that (x) an acquirer of a Party in connection with a Change in Control of such Party shall be obligated to maintain at least the same level of diligence in performing its obligations under the Agreement, including its obligations under the Research Plan after the Change in Control of such Party, as had been applied prior to the applicable transaction, unless otherwise agreed to in writing by the Parties, (y) in the event of a Change in Control of MTI, (i) [***], (ii) [***], (iii) [***], and (iv) [***] as provided therein.  Any attempted assignment of this Agreement not in accordance with this Article 16 shall be void and of no effect.

ARTICLE 17 - SEVERABILITY

Each Party hereby agrees that it does not intend to violate any public policy, statutory or common laws, rules, regulations, treaty or decision of any government agency or executive body thereof of any country or community or association of countries.  Should one or more provisions of this Agreement be or become invalid, the Parties hereto shall substitute, by mutual consent, valid provisions for such invalid provisions, that in their economic effect, are sufficiently similar to the invalid provisions that it can be reasonably assumed that the Parties would have entered into this Agreement based on such valid provisions.  In case such alternative provisions cannot be agreed upon, the invalidity of one or several provisions of this Agreement shall not affect the validity of this Agreement as a whole, unless the invalid provisions are of such essential importance to this Agreement that it is to be reasonably assumed that the Parties would not have entered into this Agreement without the invalid provisions.

ARTICLE 18 - INSURANCE

During the Term, each Party shall maintain on an ongoing basis comprehensive general liability insurance in the minimum amount of [***] per occurrence and [***] annual aggregate

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

combined single limit for bodily injury and property damage liability and any other insurance required by Applicable Law.  Commencing not later than [***] days prior to the first use in humans of a Licensed Product, each Party shall obtain and maintain on an ongoing basis insurance in the following coverage amounts per occurrence and as an annual aggregate combined single limit for bodily injury: (a) [***] for Clinical Trials and (b) [***] for Commercialization of Licensed Products.  All of such insurance coverage may be maintained through a self-insurance plan that substantially complies with the foregoing limits and requirements.  Thereafter, each Party shall maintain such insurance coverage without interruption during the Term.  Each Party shall provide the other Party at least [***] days’ prior written notice of any cancellation to or material change in its insurance coverage below the amounts and types described above.

ARTICLE 19 - MISCELLANEOUS

19.1                        Notices.  Any consent, notice or report required or permitted to be given or made under this Agreement by one of the Parties hereto to the other shall be in writing, delivered personally or by facsimile (and promptly confirmed by personal delivery, first class air mail or courier), first class air mail or courier, postage prepaid (where applicable), addressed to such other Party at its address indicated below, or to such other address as the addressee shall have last furnished in writing to the address or in accordance with this Section 19.1 and (except as otherwise provided in this Agreement) shall be effective upon receipt by the addressee.  This Section 19.1 is not intended to govern the day-to-day business communications necessary between the Parties in performing their obligations under the terms of this Agreement.

If to MTI:

Mersana Therapeutics, Inc.
840 Memorial Drive
Cambridge, MA 02139
Attention: Legal Department
Telephone: (617) 498-0020
Fax: (617) 498-0109

With a copy to:

Ropes & Gray LLP
800 Boylston Street
Boston, MA 02199
Attention: Marc Rubenstein
Telephone: (617) 951-7000
Fax: (617) 235-0706

If to Licensee:

Millennium Pharmaceuticals, Inc.
40 Landsdowne Street
Cambridge, MA 02139

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Attention: Legal Department
Telephone: (617) 679-7000
Fax: (617) 374-0074

With a copy to:

WilmerHale LLP
60 State Street
Boston, MA 02109
Fax: (617) 526-5000
Attention:  Steven D. Singer, Esq.

19.2                        Applicable Law; Jurisdiction.  The Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without regard to the conflict of law principles thereof that may dictate application of the laws of any other jurisdiction.  Subject to Section 19.3, the Parties hereby irrevocably and unconditionally consent to the exclusive jurisdiction of the courts of the Commonwealth of Massachusetts for any action, suit or proceeding (other than appeals therefrom) arising out of or relating to the Agreement and agree not to commence any action, suit or proceeding (other than appeals therefrom) related thereto except in such courts.

19.3                        Dispute Resolution.  The Parties agree that if any dispute or disagreement arises between Licensee and MTI in respect of this Agreement, subject to Section 19.9, they shall follow the following procedure in an attempt to resolve the dispute or disagreement.

19.3.1                          The Party claiming that such a dispute exists shall give notice in writing (“Notice of Dispute”) to the other Party of the nature of the dispute.

19.3.2                          Within [***] Business Days following receipt of a Notice of Dispute, a nominee or nominees of Licensee and a nominee or nominees of MTI shall meet in person at a mutually agreed upon time and location and exchange written summaries reflecting, in reasonable detail, the nature and extent of the dispute, and at this meeting they shall use their reasonable endeavors to resolve the dispute.

19.3.3                          If, within a further period of [***] Business Days, the dispute has not been resolved, the [***] of MTI and the [***]  of Licensee shall meet at a mutually agreed upon time and location for the purpose of resolving such dispute.

19.3.4                          In the event of a dispute between the Parties requiring resolution by a [***] (“[***]”) as set forth in Section 2.4.3, 7.5.1(f), 7.5.2(g), 7.6.1 or 11.3, such dispute shall be resolved in accordance with this Section 19.3.4.  Notice from a Party initiating resolution by the [***] shall contain a statement of the issue forming the basis of the dispute, the position of the moving Party as to the proper resolution of that issue and the basis for such position.  Within [***] Business Days after receipt of such notice, the responding Party shall submit to the moving Party a statement of its conception of the specific issue in question, its position as to the proper resolution of that issue and the basis for such position.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

(a)                                 Within [***] Business Days of the responding Party’s response, each Party shall appoint to the [***] an individual who (i) [***], (ii) [***] (iii) has no known personal financial interest or benefit in the outcome or resolution of the dispute, and the appointing Party shall give the other Party written notice of such appointment; provided, that for such appointment to be effective and for such individual to serve on the [***], such individual must deliver to the other Party a certificate confirming that such individual satisfies the criteria set forth in clauses (i) through (iii) above, disclosing any potential conflict or bias and certifying that, as a member of the [***], such individual is able to render an independent decision.  Within [***] Business Days of the appointment of the second [***], the two (2)-appointed [***] shall agree on an additional [***] who meets the same criteria as described above, and shall appoint such [***] as chair of the [***].  If the Party-appointed [***] fail to timely agree on a third [***], then upon the written request of either Party, each Party-appointed [***] shall, within [***] Business Days of such request, nominate one [***] candidate and the CPR Institute for Dispute Resolution shall, within [***]  Business Days of receiving the names of the Parties’ respective nominees, select one of those [***] to serve as the chair of the [***].  Each [***] shall agree, prior to his or her appointment, to render a decision as soon as practicable after the appointment of the full [***].

(b)                                 Within [***] Business Days of the appointment of the third [***], the [***] shall hold a preliminary meeting or teleconference with the Parties or their representatives and shall designate a time and place for a hearing of the Parties on the dispute and the procedures to be utilized at the hearing.  The Parties may agree in writing to waive the hearing and have the [***] reach a decision on the basis of written submissions alone.  The [***] may order the Parties to produce any documents or information that are relevant to the dispute.  All such documents or information shall be provided to the other Party and the [***] as expeditiously as possible but no later than [***] prior to the hearing (if any), along with the names of all witnesses who will testify at the hearing and a brief summary of their testimony.  The hearing shall be held in Boston, MA, unless otherwise agreed by the Parties, and shall take place as soon as possible but no more than [***] days after the appointment of the third [***], unless the Parties otherwise agree in writing or the [***] agrees to extend such time period for good cause shown.  The hearing shall last no more than [***], unless otherwise agreed by the Parties or the [***] agrees to extend such time period for good cause shown.  After the conclusion of all testimony (or if no hearing is held after all submissions have been received from the Parties), at a time designated by the [***] no later than [***] days after the close of the hearing or the receipt of all submissions, each Party shall simultaneously submit to the [***] and exchange with the other Party its final proposed resolution.

(c)                                  In rendering the final decision (which shall be rendered no later than [***] days after receipt by the [***] of the Parties’ respective proposed resolutions), the [***] shall be limited to choosing a resolution proposed by a Party without modification; provided, that in no event shall the [***] render a decision that is inconsistent with the Parties’ intentions as set forth in this Agreement.  The agreement of [***]

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

[***] shall be sufficient to render a decision and the Parties shall abide by such decision.  The decision of the [***] shall be final and binding on the Parties and may be entered and enforced in any court having jurisdiction.  The Parties shall share equally the costs of the [***].

19.3.5                          Subject to Section 19.3.7, in the event of an unresolved dispute between the Parties, other than as set forth in Section 19.3.4, such dispute shall, at either Party’s election and subject to Section 19.2, be submitted for resolution by a court of competent jurisdiction.

19.3.6                          In the event of a dispute regarding any payments owing under this Agreement, all undisputed amounts shall be paid promptly when due and the balance, if any, promptly after resolution of the dispute.

19.3.7                          Notwithstanding the foregoing, any disputes relating to inventorship or the validity, enforceability or scope of any patent or trademark rights shall, subject to Section 19.2, be submitted for resolution by a court of competent jurisdiction.

19.4                        Entire Agreement.  This Agreement contains the entire understanding of the Parties with respect to the specific subject matter hereof.  All express or implied agreements and understandings, either oral or written, heretofore made are expressly superseded by this Agreement, including the Original Agreement, as amended by the First Amendment and the Second Amendment, which is superseded as of the Amendment Effective Date, and (a) the Confidential Disclosure Agreement between the Parties dated September 9, 2013, (b) the Confidential Disclosure Agreement between the Parties dated March 17, 2014, and (c) the Confidentiality Agreement between the Parties dated June 25, 2014.  The Parties acknowledge and agree that confidential information defined in and subject to such confidentiality agreements shall be deemed to be Confidential Information hereunder and subject to Article 9.  This Agreement may be amended, or any term hereof modified, only by a written instrument duly executed by both Parties hereto.

19.5                        Independent Contractors.  MTI and Licensee each acknowledge that they shall be independent contractors and that the relationship between the two Parties shall not constitute a partnership, joint venture, agency or any type of fiduciary relationship.  Neither MTI nor Licensee shall have the authority to make any statements, representations or commitments of any kind, or to take any action, which shall be binding on the other Party, without the prior consent of the other Party to do so.

19.6                        Waiver and Non-Exclusion of Remedies.  The waiver by either Party hereto of any right hereunder or the failure to perform or of a breach by the other Party shall not be deemed a waiver of any other right hereunder or of any other breach or failure by said other Party whether of a similar nature or otherwise.  The rights and remedies provided herein are cumulative and do not exclude any other right or remedy provided by Applicable Law or otherwise available, except as expressly set forth herein.

19.7                        Further Assurances.  Each Party shall execute such additional documents as are necessary to effect the purposes of this Agreement.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

19.8                        No Benefit to Third Parties.  Except as provided in Article 14, the covenants and agreements set forth in this Agreement are for the sole benefit of the Parties hereto and their successors and permitted assigns and they shall not be construed as conferring any rights on any other parties.

19.9                        Equitable Relief.  Each Party acknowledges and agrees that the restrictions set forth in Sections 2.4.2(c), 2.4.7, 3.2.4 and 10.3.3(b) and Article 9, Article 10 and Article 11 are reasonable and necessary to protect the legitimate interests of the other Party and that such other Party would not have entered into this Agreement in the absence of such restrictions and that any breach or threatened breach of any provision of such Sections or Articles may result in irreparable injury to such other Party for which there will be no adequate remedy at law.  In the event of a breach or threatened breach of any provision of such Sections or Articles, the non-breaching Party shall be authorized and entitled to seek from any court of competent jurisdiction injunctive relief, whether preliminary or permanent, specific performance and an equitable accounting of all earnings, profits and other benefits arising from such breach, which rights shall be cumulative and in addition to any other rights or remedies to which such non-breaching Party may be entitled in law or equity.  Both Parties agree to waive any requirement that the other (a) post a bond or other security as a condition for obtaining any such relief and (b) show irreparable harm, balancing of harms, consideration of the public interest or inadequacy of monetary damages as a remedy.  Nothing in this Section 19.9 is intended or should be construed to limit either Party’s right to equitable relief or any other remedy for a breach of any other provision of this Agreement.

19.10                 Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Counterparts may be signed or delivered by facsimile or electronically scanned signature page.

(The remainder of this page has been intentionally left blank.  The signature page follows.)

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Amendment Effective Date.

MERSANA THERAPEUTICS, INC.

By:	/s/ Anna Protopapas

Name:	Anna Protopapas

Title:	President & CEO

MILLENNIUM PHARMACEUTICALS, INC.

By:	/s/ Christophe Bianchi

Name:	Christophe Bianchi

Title:	President

Signature Page to Amended and Restated Research Collaboration and

Commercial License Agreement

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

SCHEDULE A

RESEARCH PLANS

SCHEDULE A.1.A:  RESEARCH PLAN FOR DESIGNATED TARGET [***] AS OF ORIGINAL EFFECTIVE DATE

CONFIDENTIAL AND PROPRIETARY

Licensee’s proprietary Antibody against the [***] Designated Target [***] will be conjugated using MTI’s [***] to create ADC’s (such ADC’s may be referred to herein as [***] containing ADCs, respectively). Unless otherwise defined herein, capitalized terms shall have the meanings ascribed to them in the Agreement.

Pursuant to this Research Plan MTI and Licensee will perform research, analysis and evaluation activities on ADCs through completion of [***] which consist of the following:

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[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

CONFIDENTIAL AND PROPRIETARY

SCHEDULE A.1.B:  RESEARCH PLAN FOR DESIGNATED TARGET [***] AS OF FIRST AMENDMENT EFFECTIVE DATE

Licensee’s proprietary Antibody against the Designated Target [***] will be conjugated using MTI’s [***] to create ADCs (such ADCs may be referred to herein as [***] containing ADCs, respectively). Unless otherwise defined herein, capitalized terms shall have the meanings ascribed to them in the Agreement. Notwithstanding the Option exercise, for purposes of this Research Plan, the Target is referred to as the Designated Target [***].

The Revised and Restated Research Plan (hereinafter the “Research Plan”) consists of the following:

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[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

SCHEDULE A.1.C:  RESEARCH PLAN FOR DESIGNATED TARGET [***]AS OF THE AMENDMENT EFFECTIVE DATE

CONFIDENTIAL AND PROPRIETARY

Licensee’s proprietary Antibody (which, for clarity is different from the Antibody provided under the First Research Plan and Second Research Plan for the [***] Designated Target [***]) [***] will be conjugated using MTI’s [***] to create ADC’s (such ADC’s may be referred to herein as [***] containing ADCs, respectively). Unless otherwise defined herein, capitalized terms shall have the meanings ascribed to them in the Agreement.

The Third Research Plan consists of the following:

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[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

SCHEDULE A.2:  RESEARCH PLAN FOR DESIGNATED TARGET [***] AS OF DECEMBER 5, 2014

CONFIDENTIAL AND PROPRIETARY

Licensee’s proprietary Antibody against the [***] Designated Target [***] will be conjugated using MTI’s [***] to create ADC’s (such ADC’s may be referred to herein as [***] containing ADCs, respectively). Unless otherwise defined herein, capitalized terms shall have the meanings ascribed to them in the Agreement.

The Research Plan consists of the following:

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[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

SCHEDULE A.3:  RESEARCH PLAN FOR DESIGNATED TARGET [***] AS OF MARCH 5, 2015

CONFIDENTIAL AND PROPRIETARY

Licensee’s proprietary Antibody against the [***] Designated Target [***] will be conjugated using MTI’s [***] to create ADC’s (such ADC’s may be referred to herein as [***] containing ADCs, respectively). Unless otherwise defined herein, capitalized terms shall have the meanings ascribed to them in the Agreement.

The Research Plan consists of the following:

[***]

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

SCHEDULE B (I)

MTI IN-LICENSED PATENT RIGHTS

Title	Inventors	Assignee	Patent No.	Serial No	Priority	Filing or 371(c) Date	Issue Date	Status

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B-1

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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B-2

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B-3

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B-4

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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B-5

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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B-6

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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B-7

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Title	Inventors	Assignee	Patent No.	Serial No	Priority	Filing or 371(c) Date	Issue Date	Status

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B-8

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

SCHEDULE B (II)

MTI OWNED PATENT RIGHTS

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CONFIDENTIAL

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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CONFIDENTIAL

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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CONFIDENTIAL

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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CONFIDENTIAL

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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CONFIDENTIAL

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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CONFIDENTIAL

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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CONFIDENTIAL

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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CONFIDENTIAL

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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CONFIDENTIAL

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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CONFIDENTIAL

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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CONFIDENTIAL

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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CONFIDENTIAL

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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CONFIDENTIAL

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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CONFIDENTIAL

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

SCHEDULE C

MTI IN-LICENSES

•                  Second Restated and Amended License Agreement between MTI and The General Hospital Corporation dated October 19, 2005, as amended on July 27, 2012, and on September 19, 2012.

C-1

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

SCHEDULE D

PRESS RELEASES

SCHEDULE D.1:  PREVIOUS PRESS RELEASES

Mersana Therapeutics Enters Collaboration with Takeda to Develop Next-Generation Antibody-Drug Conjugates

CAMBRIDGE, Mass., April 07, 2014 — Mersana Therapeutics, Inc. announced today that it has entered into a collaboration agreement with Millennium Pharmaceuticals, Inc., a wholly-owned subsidiary of Takeda Pharmaceutical Company Limited (TSE:4502) to develop next-generation, Fleximer® antibody-drug conjugates (ADCs). Mersana’s proprietary conjugation technology is comprised of the company’s biodegradable Fleximer polymer and a broad array of customizable linker chemistries matched to Mersana’s diverse, cytotoxic payloads.

Under the agreement, Takeda will provide an upfront payment to Mersana for the right to utilize Fleximer technology to develop novel ADC candidates. Mersana is responsible for conducting research and creating ADCs that are conjugates of Takeda’s antibodies and Mersana’s diverse payload platforms, which combines a cytotoxic payload with the Fleximer polymer and custom linkers. In addition to providing antibodies, Takeda is responsible for product development, manufacturing and commercialization of any Fleximer-ADC products. In addition to an upfront payment, Mersana is eligible to receive milestones and royalties on worldwide net sales of any resulting ADC products.

“Collaboration is key to Takeda’s business model and is at the root of our success in leading innovation in medicine. Mersana’s unique approach to ADCs allows a wide variety of antibody and payload combinations to be investigated,” said Christopher Claiborne, Ph.D., Head of the Oncology Drug Discovery Unit at Takeda. “We believe that working with Mersana and investigating Fleximer-ADCs in oncology, one of Takeda’s core therapeutic areas, will strengthen our leadership and experience in developing and bringing innovative ADC therapeutics to patients worldwide.”

“Mersana has a pattern of successful collaborations with industry leaders, in which we have quickly advanced several Fleximer-ADC candidates through research and preclinical development,” said Eva M. Jack, Mersana’s Chief Business Officer. “Mersana’s proprietary Fleximer technology offers a new and highly differentiated approach to creating ADC therapeutics, and we look forward to working with Takeda to develop novel Fleximer-ADC candidates.”

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

About Fleximer® Antibody-Drug Conjugate Technology

Mersana’s next-generation Fleximer® antibody-drug conjugate (ADC) technology is based on the Company’s proprietary biodegradable polymer system, known as Fleximer®, and a wide variety of linkers that allow for the attachment of an extensive range of anti-tumor payloads to Fleximer.  As an example, once loaded with the drug(s), Fleximer is then attached, through a stable linker that is different from the drug linker(s), to an antibody or antibody alternative to create a Fleximer-ADC. Mersana’s novel linker systems are designed to be stable in the blood stream and release the cytotoxic payloads once inside the targeted cancer cell. Mersana’s Fleximer-ADC technology provides several key advantages over currently available approaches, including: ability to deliver diverse payloads; opportunity to significantly increase drug loading per antibody; potential use with antibody fragments and alternative targeting moieties in addition to monoclonal antibodies and to optimize the size of the drug conjugate to efficiently perfuse solid tumors while retaining a long half-life associated with antibody-based ADCs.

About Mersana Therapeutics

Mersana Therapeutics engineers novel drug conjugates that maximize the potential of new and established therapeutic classes. Mersana is developing, with select pharmaceutical partners, a portfolio of next-generation Fleximer® antibody-drug conjugates (ADC) with superior properties not found with current ADC technologies. The company is also advancing its own pipeline of Fleximer-ADCs with best-in-class potential to address unmet needs and improve patient outcomes in multiple oncology indications. www.mersana.com

Media Contacts

MacDougall Biomedical Communications
Kari Watson or Charles Liles
kwatson@macbiocom.com or cliles@macbiocom.com
(781) 235-3060

# # #

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Mersana and Takeda Enter Commercial License Agreement for Novel
Fleximer® Antibody-Drug Conjugate

CAMBRIDGE, Mass., October 27, 2014 — Mersana Therapeutics, Inc., announced today that Millennium Pharmaceuticals, Inc., a wholly-owned subsidiary of Takeda Pharmaceutical Company Limited (TSE:4502), has exercised an option to license commercial rights for its first novel Fleximer® antibody-drug conjugate (ADC) developed under their collaboration announced earlier this year. Over the past seven months, Mersana and Takeda have been conducting pre-clinical proof-of-concept studies for several Fleximer-ADCs against an undisclosed oncology target under a research license to Mersana’s Fleximer-ADC technology. With the exercise of the commercial license Mersana will receive a license fee and is eligible for development and regulatory milestone payments and royalties on net sales.

“Our productivity and Takeda’s license for the Fleximer-ADC’s commercial rights speak to our Fleximer polymer and proprietary conjugation technology providing an optimal platform for the development of next-generation ADCs,” said Timothy B. Lowinger, Ph.D., Chief Scientific Officer of Mersana. “Not only is Mersana delivering unique, highly differentiated Fleximer-ADCs to our industry-leading partners, but we are actively developing an internal pipeline with superior antibodies conjugated to our payload platforms, as well.”

“The collaboration with Mersana has progressed rapidly and has proven beneficial for our discovery research efforts,” said Christopher Claiborne, Ph.D., Head of the Oncology Drug Discovery Unit at Takeda. “We have been impressed with the results generated through use of the Fleximer platform, and we are looking forward to the continued success of this collaboration.”

Under the April 2014 agreement, Takeda provided an upfront payment to Mersana for the right to utilize Fleximer technology to develop novel ADC candidates for indications in oncology. Mersana is currently conducting research and creating ADCs that are conjugates of Takeda’s antibodies and Mersana’s diverse payload platforms, which combine a cytotoxic payload with the Fleximer polymer and custom linkers. In addition to providing antibodies, Takeda is responsible for product development, manufacturing and commercialization of any Fleximer-ADC products. In addition to an upfront payment, Mersana is eligible to receive milestones and royalties on worldwide net sales of any resulting ADC products.

About Fleximer® Antibody-Drug Conjugate Technology

Mersana’s next-generation Fleximer® antibody-drug conjugate (ADC) technology is based on the company’s proprietary biodegradable polymer system, known as Fleximer, and a wide variety of linkers that allow for the attachment of an extensive range of anti-tumor payloads to Fleximer. As an example, once loaded with drug(s), Fleximer is then attached through a stable linker that is different from the drug linker(s) to the antibody or antibody alternative to create a

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Fleximer-ADC. Mersana’s novel linker systems are designed to be stable in the bloodstream and to release the drug payloads once inside the targeted cell. Mersana’s Fleximer-ADC technology provides several key advantages over currently available approaches, including: the ability to deliver diverse payloads; the opportunity to significantly increase drug loading per antibody; significantly improved physicochemical properties and facile manufacturing. Mersana’s proprietary polymer payload platforms include Dolaflexin™, an auristatin-polymer conjugate; Vindeflexin™, a vindesine-polymer conjugate; and Cytoflexin™, a tubulysin-polymer conjugate.

About Mersana Therapeutics

Mersana Therapeutics engineers antibody-drug conjugates (ADCs) that maximize the potential of new and established therapeutic classes. Mersana is developing, with select pharmaceutical partners, a portfolio of next-generation Fleximer® ADCs with superior properties not found with current ADC technologies. The company is also advancing its own pipeline of Fleximer-ADCs with best-in-class potential to address unmet needs and improve patient outcomes in multiple oncology indications.

Media Contacts

MacDougall Biomedical Communications
Kari Watson or Charles Liles
kwatson@macbiocom.com or cliles@macbiocom.com
+1 781 235 3060

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Mersana Therapeutics and Takeda Expand Antibody-Drug Conjugate Partnership

CAMBRIDGE, Mass., January 12, 2015 — Mersana Therapeutics, Inc. announced today that they have expanded their ongoing collaboration with Takeda Pharmaceutical Company Limited (TSE:4502) to create novel Fleximer® antibody-drug conjugate (ADC) drug candidates to include additional oncology-relevant targets. Mersana is eligible to receive additional upfront and milestone payments potentially totaling over $300 million under the expanded collaboration subject to future success of the programs. The partners’ collaboration was announced in April 2014, and since then, Mersana and Takeda have been conducting pre-clinical, proof-of-concept studies for several Fleximer-ADCs against an undisclosed oncology target under a research license to Mersana’s Fleximer-ADC technology. Takeda has already exercised an option to license commercial rights for the first drug candidate developed under this collaboration, which was announced in October 2014.

“The expansion of our collaboration with Mersana is a testament to the importance of partnership in innovating new treatments for cancer,” said Christopher Claiborne, Ph.D., Head of the Oncology Drug Discovery Unit at Takeda. “Now encompassing multiple therapeutic targets and potential drug candidates, we look forward to further advancing the next-generation of ADCs under our expanded collaboration with Mersana with the goal of bringing new therapies to patients around the world.”

“We are delighted to expand our relationship with Takeda and are excited about the prospects of Fleximer-ADC candidates that have progressed well into preclinical development,” said Eva M. Jack, Chief Business Officer of Mersana Therapeutics. “Our highly productive strategic partnership with Takeda affords us the ability to advance potential new medicines with superior properties closer to the clinic, as well as enhance our Fleximer platform.”

Takeda signed an agreement with Mersana through its wholly owned subsidiary, Millennium Pharmaceuticals, Inc. Under that agreement, Takeda provided an upfront payment to Mersana for the right to utilize Fleximer technology to develop novel ADC candidates for indications in oncology. Mersana is currently conducting research and creating ADCs that are conjugates of Takeda’s antibodies and Mersana’s diverse payload platforms, which combine a cytotoxic payload with the Fleximer polymer and custom linkers. In addition to providing antibodies, Takeda is responsible for product development, manufacturing and commercialization of any Fleximer-ADC products. Mersana remains eligible to receive milestone payments and royalties on worldwide net sales of any resulting ADC products. When Takeda exercised its option for commercial rights to the first ADC product, Mersana received a license fee.

About Fleximer® Antibody-Drug Conjugate Technology

Mersana’s next-generation Fleximer® antibody-drug conjugate (ADC) technology is based on the company’s proprietary biodegradable polymer system, known as Fleximer, and a wide variety of linkers that allow for the attachment of an extensive range of anti-tumor payloads to

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Fleximer. As an example, once loaded with drug(s), Fleximer is then attached through a stable linker that is different from the drug linker(s) to the antibody or antibody alternative to create a Fleximer-ADC. Mersana’s novel linker systems are designed to be stable in the bloodstream and to release the drug payloads once inside the targeted cell. Mersana’s Fleximer-ADC technology provides several key advantages over currently available approaches, including: the ability to deliver diverse payloads; the opportunity to significantly increase drug loading per antibody; significantly improved physicochemical properties and facile manufacturing. Mersana’s proprietary polymer payload platforms include Dolaflexin™, an auristatin-polymer conjugate; Vindeflexin™, a vindesine-polymer conjugate; and Cytoflexin™, a tubulysin-polymer conjugate.

About Mersana Therapeutics

Mersana Therapeutics engineers antibody-drug conjugates (ADCs) that maximize the potential of new and established therapeutic classes. Mersana is developing, with select pharmaceutical partners, a portfolio of next-generation Fleximer® ADCs with superior properties not found with current ADC technologies. The company is also advancing its own pipeline of Fleximer-ADCs with best-in-class potential to address unmet needs and improve patient outcomes in multiple oncology indications.

Media Contacts

For Mersana:
MacDougall Biomedical Communications
Kari Watson or Charles Liles
kwatson@macbiocom.com or cliles@macbiocom.com
+1 781 235 3060

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

SCHEDULE D.2:  JOINT PRESS RELEASE

Mersana Therapeutics and Takeda Expand Partnership to Advance Development of

Fleximer® Antibody-Drug Conjugates and XMT-1522

— Takeda obtains rights to Mersana’s XMT-1522 outside U.S. and Canada —

— Takeda to create additional Fleximer ADCs; Mersana to have a co-development option —

— Mersana to receive $40 million upfront, $20 million upon IND clearance and up to $20 million in equity investment —

Cambridge, Mass. and Osaka, Japan, February 3, 2016 — Mersana Therapeutics and Takeda Pharmaceutical Company Limited (TSE:4502) today announced that they have entered a new strategic partnership granting Takeda rights to Mersana’s lead product candidate, XMT-1522, outside the United States and Canada. The deal also expands an existing collaboration between the companies to provide Takeda with additional access to Mersana’s Fleximer® antibody-drug conjugate (ADC) platform and grants Mersana an option at the end of Phase 1 to co-develop and co-commercialize one of these programs in the United States. In addition, the companies will co-develop new payloads for use with ADCs.

XMT-1522 is an investigational, Fleximer-based ADC therapy that targets HER2-expressing tumors, including breast, gastric and non-small cell lung cancers. Preclinical data suggest that XMT-1522 may have anti-tumor activity in patients with HER2 low-expressing cancers as well as in patients with HER2 high-expressing cancers that do not respond to currently available HER2-targeting therapies. Mersana anticipates filing an Investigational New Drug application (IND) for XMT-1522 with the U.S. Food and Drug Administration (FDA) in mid-2016.

“We believe XMT-1522 has the potential to make a dramatic difference for HER2 low-expressing patients who currently have limited treatment options, and are confident that our Fleximer-based technology can address significant patient needs not currently met by other ADC

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

platform technologies,” said Anna Protopapas, President and Chief Executive Officer, Mersana. “Takeda’s knowledge of oncology and commitment to ADCs as a key therapeutic approach make the company the best partner for us to progress our transformative platform and advance XMT-1522 into the clinic.”

Takeda and Mersana will co-develop XMT-1522, and Mersana will lead execution of the Phase 1 trial. Mersana will retain full commercial rights in the United States and Canada while Takeda will have rights in rest of world. Beyond development and commercialization of XMT-1522, the expanded partnership also grants Takeda access to additional targets within Mersana’s Fleximer-based ADC platform, with Mersana retaining the right to select one program at the end of Phase 1 for co-development and co-commercialization in the United States. Takeda and Mersana will also work together, leveraging Takeda’s proprietary small molecule libraries, to identify and develop novel payloads that both parties will be able to use in new ADC therapies.

“This is our third collaboration with Mersana in less than two years. We see great potential for Mersana’s Fleximer technology, combined with our oncology expertise and resources, to extend the benefits of targeted therapy with ADCs to underserved cancer patient populations,” said Andrew Plump M.D., Ph.D., Chief Medical and Scientific Officer, Takeda. “We, along with the global oncology community, have made great strides in our fight against cancer, and we know that achieving our aspiration to cure cancer relies on great partnerships and innovation. We look forward to progressing these collaborations and, together, advancing the science of cancer care.”

Takeda signed agreements with Mersana through its wholly owned subsidiary, Millennium Pharmaceuticals, Inc., under which, Mersana will receive an upfront payment of $40 million and an additional payment of $20 million upon clearance of the IND for XMT-1522 by the FDA. Subject to the success of the XMT-1522 and ADC programs, Mersana is eligible to receive milestone payments of more than $750 million combined, as well as royalties. Takeda will also invest up to $20 million in equity in future rounds of Mersana financing.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

About XMT-1522

XMT-1522 is an investigational, novel HER2-targeting therapy based on Mersana Therapeutics’ Fleximer® immunoconjugate technology, and carries approximately 15 proprietary auristatin payload molecules. Preclinical data have demonstrated significant anti-cancer activity in breast, gastric and non-small cell lung cancers, including in HER2 low-expressing tumor models refractory to currently available therapies. Mersana and Takeda are co-developing XMT-1522. Mersana will be responsible for commercialization in the United States and Canada; Takeda will be responsible in rest of world.

About Mersana Therapeutics

Mersana Therapeutics is advancing a proprietary pipeline of targeted oncology therapeutics leveraging its game-changing Fleximer® immunoconjugate technology. Mersana’s first product candidate XMT-1522 has the potential to address significant unmet needs and improve patient outcomes in multiple oncology indications. Fleximer-based immunoconjugate molecules have been shown to have superior efficacy, including with targets previously considered not amenable to antibody-drug conjugate approaches. Mersana has collaborations utilizing Fleximer technology with Takeda, Merck KGaA, and Asana BioSciences. For more information, please visit www.mersana.com.

About Takeda

Located in Osaka, Japan, Takeda (TSE: 4502) is a research-based global company with its main focus on pharmaceuticals. As the largest pharmaceutical company in Japan and one of the global leaders of the industry, Takeda is committed to strive towards better health for people worldwide through leading innovation in medicine. Additional information about Takeda is available through its corporate website, www.takeda.com.

Mersana Inquiries:

Media Tony Plohoros tplohoros@6degreespr.com +1-908-591-2839	Investors Jesse Baumgartner Jesse@sternir.com +1-212- 362-1200

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Takeda Inquiries:

Japanese Media Tsuyoshi Tada tsuyoshi.tada@takeda.com +81 (0) 3-3278-2417	Media outside Japan Amy Atwood amy.atwood@takeda.com +1-617-444-2147

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

SCHEDULE E

CYTOTOXIC COMPOUNDS AND PAYLOADS

Schedule E1: Cytotoxic Compounds

[***]

E-1

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Schedule E2: Payloads for Use in Research Plan

[***]

E-2

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

SCHEDULE F

DESIGNATED TARGET ANTIGENS

[***]

F-1

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

SCHEDULE G

CO-EXPLOITATION TERMS

All capitalized terms used but not otherwise defined in this Schedule G have the meanings ascribed to them in the body of the Agreement.  Unless otherwise indicated, any reference in these Co-Exploitation Terms to a Section is a reference to such Section of the body of the Agreement.  In the event of any conflict between the terms in the body of the Agreement and these Co-Exploitation Terms, the terms of these Co-Exploitation Terms shall govern but only with respect to the Development of the Co-Exploited Product for and Commercialization of the Co-Exploited Product in the United States.

1.                                      Product and Indications:  These Co-Exploitation Terms shall govern the Co-Exploited Product for all Indications in the Field for which such Co-Exploited Product is Developed for Commercialization in the United States.  The Parties will focus their joint Development and Commercialization efforts with respect to the Co-Exploited Product on particular Indication(s) as set forth in the Co-Development Plan and Co-Commercialization Plan (as defined below).

2.                                      Co-Exploitation Territory:  United States

3.                                      Conduct of Co-Development and Co-Commercialization:  The Parties shall jointly Develop the Co-Exploited Product for and Commercialize the Co-Exploited Product in the United States in accordance with the Co-Development Plan and Co-Commercialization Plan and the terms of this Agreement, including these Co-Exploitation Terms.

4.                                      Committees and Governance:

a)                                     Joint Steering Committee:  The Parties shall oversee the Parties’ Development of the Co-Exploited Product for and Commercialization of the Co-Exploited Product in the United States and attempt to resolve disputes of the Development Committee or the JCC (each as defined below) through a joint steering committee (the “JSC”) established by the Parties pursuant to another agreement between the Parties, if any, and mutually agreed to have serve as the JSC hereunder.  If a JSC is not in existence under another agreement between the Parties and agreed by the Parties to serve as the JSC hereunder within [***] days after exercise of the Co-Exploitation Option, the Parties shall establish a JSC hereunder, in which event the Parties shall have equal representation on the JSC, and the terms governing meetings, minutes, and reports of the JSC shall be substantially the same as those set forth in Section 2.5.2 with respect to the Joint Research Committee, mutatis mutandis. The Licensee JSC representatives shall collectively have one (1) vote and the MTI JSC representatives shall collectively have one (1) vote with respect to matters to be decided by the JSC.

b)                                     Development Committee:  Upon exercise of the Co-Exploitation Option, MTI shall have the right to appoint up to [***] representatives to work with Licensee’s development committee (the “Development Committee”) to monitor the Parties’ Development activities under these Co-Exploitation Terms and to review and approve amendments to the Co-Development Plan and to review and approve the Medical Affairs

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Plan, and any amendments thereto.  The terms governing meetings, minutes and reports of the Development Committee shall be substantially the same as those set forth in Section 2.5.2 with respect to the Joint Research Committee, mutatis mutandi. The Licensee Development Committee representatives shall collectively have one (1) vote and the MTI Development Committee representatives shall collectively have one (1) vote with respect to matters to be decided by the Development Committee.  In the event consensus cannot be reached with respect to any matter properly before the Development Committee within a reasonable timeframe, either Party may refer such matter to the JSC for resolution.

c)                                      Joint Commercialization Committee:  [***] months before expected launch of the Co-Exploited Product in the United States or at such time mutually agreed upon by the Parties, the Parties shall establish a joint commercialization committee (the “JCC”) to review and approve the initial Co-Commercialization Plan and all amendments thereto, to monitor the Parties’ Commercialization activities under these Co-Exploitation Terms and to exercise the other rights and responsibilities allocated to it under these Co-Exploitation Terms.  MTI shall have up to [***] seats on the JCC.  The terms governing meetings, minutes, and reports of the JCC shall be substantially the same as those set forth in Section 2.5.2 with respect to the Joint Research Committee, mutatis mutandis.  The Licensee JCC representatives shall collectively have one (1) vote and the MTI JCC representatives shall collectively have one (1) vote with respect to matters to be decided by the JCC. In the event consensus cannot be reached with respect to any matter properly before the JCC within a reasonable timeframe, either Party may refer such matter to the JSC for resolution.

d)                                     Decision Making:  The JSC, Development Committee and JCC each shall seek to make decisions under these Co-Exploitation Terms by consensus. Except as expressly set forth below in this Schedule G, disputes under these Co-Exploitation Terms shall be resolved as follows: In the event consensus cannot be reached with respect to any matter within the authority of the Development Committee or JCC within a reasonable timeframe, such dispute shall be referred to the JSC for resolution. If the JSC is unable to reach consensus as to any matter before it within [***] days, the [***] of MTI and the [***] of Licensee, or their designees (which designees shall be [***] of such Party who does not serve on the JSC, Development Committee or JCC) shall meet at a mutually agreed time and location for the purpose of resolving such dispute. If, within a further period of [***] days, the dispute has not been resolved, then [***]  shall, after giving good faith due consideration to [***]  position, have final decision-making authority with respect to such matter and such decision shall be deemed to be the decision of the applicable committee, except that with respect to decisions of the Development Committee pursuant to Section 7(a) [***] such decisions shall be made by consensus of the Parties (for clarity, following escalation as provided for in this Section 4(d)), unless [***] elects to make such use of data or results and agrees that [***] shall not be responsible for the portion of Shared Development Costs as set forth in the last sentence of Section 7(a), in which case [***]  shall have final decision-making authority with respect to such matter.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

5.                                      Co-Development Plan, Co-Commercialization Plan and Medical Affairs Plan:

a)                                     Co-Development Plan: The initial plan and budget for joint Development of the Co-Exploited Product shall be the most recent Development Plan provided to MTI as part of the Potential Co-Exploited Product Data Package for the Co-Exploited Product prior to MTI’s exercise of the Co-Exploitation Option and any updates thereof (the “Co-Development Plan”).  Within [***] days after MTI’s exercise of the Co-Exploitation Option, the Development Committee will update the Co-Development Plan to reflect MTI’s participation in Development of the Co-Exploited Product.  Thereafter, the Development Committee may amend or update the Co-Development Plan from time to time, including making any amendments or updates to any anticipated timelines or to the then-current budget for Shared Development Costs.  In the event of a dispute between the Parties regarding whether to implement an amendment to the Co-Development Plan that would provide for the conduct of one or more additional Clinical Trials in the U.S. with respect to the Co-Exploited Product, then Section 4(d) of this Schedule G will apply.

b)                                     Co-Commercialization Plan:  At an appropriate time to be agreed by the JCC (but in any event [***] months prior to commercial launch of the applicable Co-Exploited Product in the United States), the JCC shall agree upon the initial joint plan and budget for Commercialization of such Co-Exploited Product for the United States (the “Co-Commercialization Plan”), with the goal that each Party’s participation in the Commercialization of Co-Exploited Product for the United States shall, to the extent practicable, be substantially equal on an ongoing basis, provided that a Party shall not be assigned a particular Commercialization activity or responsibility unless it has or reasonably can, in a timely manner, obtain, create, or add the capacity and capability to undertake such activity or responsibility.  The Co-Commercialization Plan may be amended or updated from time to time by the JCC, including any amendments or updates to any anticipated timelines or to the then-current budget. The Co-Commercialization Plan shall encompass the planned Commercialization strategy in the United States for the Co-Exploited Product and shall set forth the corresponding budget of Shared Commercialization Costs, anticipated timelines, Commercialization activities to be performed by each Party, commercial supply forecasts, and the other matters described below.  The initial Co-Commercialization Plan shall include the budgeted Shared Commercialization Costs for pre-launch Commercialization activities in the United States and for Commercialization activities through at least [***] Calendar [***]  after the First Commercial Sale of the Co-Exploited Product in the United States.  Thereafter, the Co-Commercialization Plan shall be updated by the JCC on an annual basis.  The Co-Commercialization Plan shall contain at a minimum, solely in regards to the United States, the following (unless otherwise mutually agreed by the Parties):

i)                                         wholesale acquisition cost (“WAC”) pricing strategy, market research and strategy, including market size, dynamics, growth, customer segmentation, competitive analysis and Co-Exploited Product positioning;

ii)                                      sales forecast for the next [***] Calendar Years;

iii)                                   advertising and promotion programs and strategies, including sales literature, promotional materials, media plans, symposia and speaker programs;

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

iv)                                  sales plans and activities, including sales force training, development of appropriate sales training materials, and strategy and budget for samples;

v)                                     post-marketing studies not required to obtain or maintain Regulatory Approvals to be conducted;

vi)                                  the Detail Requirements required to support the Co-Exploited Product, the responsibility for which shall be allocated between the Parties by the JCC in an equitable manner, taking into consideration all reasonable factors;

vii)                               plan for implementation of periodic joint sales and marketing meetings, including a national launch meeting, for the Co-Exploited Product for the United States;

viii)                            the Party(ies) that is responsible for each Commercialization activity; provided that, unless otherwise determined by the JCC, the Parties shall jointly plan and participate in, and Licensee shall be solely responsible for administering, activities under the medical education plan with respect to meetings with key opinion leaders, consultancy meetings or programs, conferences, grant disbursements, and medical information services (including responding to physician inquiries); provided that with respect to a second or subsequent Indication for a Licensed Product, the JCC will reasonably consider appointing MTI as the lead Party responsible for such activities; and

c)                                      Medical Affairs Plan: At an appropriate time to be agreed by the Development Committee, the Development Committee shall agree upon the initial joint plan and budget for Medical Affairs activities, including:

(1)                                 medical education plan which shall set forth medical science liaison (“MSL”) and medical affairs strategies and activities, including meetings with key opinion leaders, consultancy meetings or programs, non-promotional activities, conferences, budgets and strategies for grant disbursements, medical information services, managing relationships with cooperative groups, and establishing and implementing risk, evaluation and mitigation strategies;

(2)                                 MSL and other medical affairs personnel responsibilities shall be allocated between the Parties by the JCC in an equitable manner, taking into consideration all reasonable factors; and

(3)                                 investigator initiated studies.

6.                                      Responsibilities of the Parties Generally:  Each Party shall use Commercially Reasonable Efforts to fulfill all responsibilities assigned to it under the Co-Development Plan or the Co-Commercialization Plan and shall comply with these Co-Exploitation Terms and all Applicable Laws.  Neither Party shall be required to undertake specific activities with respect to the Development of the Co-Exploited Product for and Commercialization of the Co-Exploited Product in the United States unless such assigned activities are set forth in the Co-Development

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Plan or Co-Commercialization Plan.  Each Party may use contract research organizations to conduct its Co-Development activities for the Co-Exploited Product, provided that each such contract research organization has appropriate capabilities to conduct such activities.  Any contract research organization that a Party uses to conduct registration-enabling clinical studies must have the ability to satisfy global registration requirements.  Each Party’s use of contract sales organizations for co-Commercialization of the Co-Exploited Product shall be subject to prior approval of the other Party.

a)                                     Licensee Rights and Responsibilities:

i)                                         Licensee shall undertake the responsibilities allocated to Licensee (A) in the Co-Development Plan under the direction and oversight of the Development Committee and (B) in the Co-Commercialization Plan under the direction and oversight of the JCC.

ii)                                      Unless otherwise mutually agreed by the Parties, subject to Development Committee oversight, (A) Licensee shall be responsible, after reasonable, good faith consultation with MTI with respect to the United States, for preparing and submitting regulatory applications to Regulatory Authorities in order to obtain the Regulatory Approvals with respect to the Co-Exploited Product, and Licensee shall own and maintain all Regulatory Approvals, and (B) Licensee shall be responsible, after reasonable, good faith consultation with MTI with respect to the United States, for communicating and meeting with Regulatory Authorities with respect to the Co-Exploited Product, provided that (x) Licensee shall share with MTI material written communications it receives from Regulatory Authorities in the United States and (y) if MTI so requests, and to the extent permitted by Applicable Law and reasonably practicable given applicable timelines, one (1) representative of MTI shall have the right to be present in any communications and meetings with Regulatory Authorities in the United States.

iii)                                   Licensee shall (A) use an appropriate management infrastructure to supervise the Sales Representatives, and other appropriate functional groups (collectively, “Commercialization Personnel”)  employed by Licensee and required to oversee performance of Licensee’s Commercialization obligations under the Co-Commercialization Plan, including performance of its Detail Requirements, and retain Commercialization Personnel of sufficient number and adequate experience to implement its responsibilities under the Co-Commercialization Plan and (B) use an appropriate management infrastructure to supervise the MSLs, medical affairs personnel and other appropriate functional groups (collectively, “Medical Affairs Personnel”)  employed by Licensee and required to oversee performance of Licensee’s obligations under the Medical Affairs Plan and retain Medical Affairs Personnel of sufficient number and adequate experience to implement its responsibilities under the Medical Affairs Plan.

iv)                                  Licensee shall be responsible for distribution, invoicing and collection with respect to sales of the Co-Exploited Product and shall book such sales (it

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

being understood that Licensee shall be solely and exclusively responsible for its own revenue recognition with respect to the Co-Exploited Product, and MTI shall have no responsibility therefor).

v)                                     Licensee shall have the sole right and responsibility to Manufacture all Co-Exploited Product or to contract with Third Parties to Manufacture the Co-Exploited Product for clinical and commercial use. Licensee will reasonably consider in good faith using MTI as a second source supplier with respect to Manufacturing the MTI Linker Technology that is conjugated to Cytotoxic Compound or Payload, as applicable to be included in a Co-Exploited Product.

vi)                                  Licensee shall have the sole right to select (after consulting in good faith with MTI), maintain, enforce and defend the Product Trademarks (excluding any MTI Trademarks) for the Co-Exploited Product and own such Product Trademarks (excluding any MTI Trademarks), including all associated goodwill, as further provided in Section 10.7.  For purposes of clarity, MTI shall retain ownership of all right, title and interest in and to the MTI Trademarks, including all associated goodwill.

b)                                     MTI Rights and Responsibilities:

i)                                         MTI shall undertake the responsibilities allocated to MTI (A) in the Co-Development Plan under the direction and oversight of the Development Committee and (B) in the Co-Commercialization Plan under the direction and oversight of the JCC.

ii)                                      MTI shall (A) use an appropriate management infrastructure to supervise the Commercialization Personnel employed by MTI and required to oversee performance of MTI’s Commercialization obligations under the Co-Commercialization Plan, including performance of its Detail Requirements, and retain Commercialization Personnel of sufficient number and adequate experience to implement its responsibilities under the Co-Commercialization Plan and (B) use an appropriate management infrastructure to supervise the Medical Affairs Personnel employed by MTI and required to oversee performance of MTI’s obligations under the Medical Affairs Plan and retain Medical Affairs Personnel of sufficient number and adequate experience to implement its responsibilities under the Medical Affairs Plan.

iii)                                   All MTI Sales Representatives will have been recruited and trained by MTI, at MTI’s sole expense, subject to the remaining provisions of this paragraph.  A component of this training includes training on selling skills, which Licensee will provide to the MTI Sales Representatives, if MTI agrees.  The MTI Sales Representatives will be trained on the Co-Exploited Product by Licensee and such training will be Commercialization Costs.  Such training of the MTI Sales Representatives related to the Co-Exploited Product will be equivalent to training received by the corresponding Licensee Sales Representatives.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

iv)                                  All MTI MSLs will have been recruited and trained by MTI, at MTI’s sole expense, subject to the remaining provisions of this paragraph.  The MTI MSLs will be trained on the Co-Exploited Product by Licensee and such training will be a Shared Development Cost.  Such training of the MTI MSLs related to the Co-Exploited Product will be equivalent to the training received by the corresponding Licensee MSLs.

v)                                     MTI shall work together and coordinate with Licensee with respect to the preparation and submission of regulatory applications, and obtaining and maintaining Regulatory Approvals, in the United States with respect to the Co-Exploited Product; provided that all such applications (except for the application(s) for the [***] Clinical Trial(s) for which MTI is the Controlling Party as described below) and Regulatory Approvals shall be owned by, and in the name of, Licensee.

c)                                      Joint Rights and Responsibilities:

i)                                         The JCC shall have the right and responsibility, subject to the WAC pricing strategy adopted by the Parties in the Co-Commercialization Plan, to determine the price and other terms of sale for the Co-Exploited Product in the U.S. (including discounts, rebates, and the like).

ii)                                      Following Initiation of the first global [***] Clinical Trial of the Co-Exploited Product, the Development Committee shall allocate the operational control of all subsequent global or U.S. [***] Clinical Trials of the Co-Exploited Product, on a [***] Clinical Trial-by-[***] Clinical Trial basis, to one of the parties (the party to which control of such [***] Clinical Trial is allocated, the “Controlling Party”).  MTI shall be the Controlling Party for at least [***] Clinical Trial provided that, at such time as such [***] Clinical Trial is included in the Co-Development Plan, MTI possesses or reasonably can, in a timely manner, obtain, create, or add adequate clinical and regulatory infrastructure, expertise and resources to manage such effort effectively.  Such [***] Clinical Trial shall be conducted under the oversight of, and strictly in accordance with a protocol approved by, the Development Committee.  Licensee shall provide all quantities of Co-Exploited Product for use in such [***] Clinical Trial.

iii)                                   The following terms shall apply with respect to the Controlling Party’s exercise of such right:

(1)                                 The Controlling Party shall file the application(s) for such [***] Clinical Trial with the applicable Regulatory Authorities.

(2)                                 The Controlling Party shall be responsible for interfacing, corresponding and meeting with the Regulatory Authorities with regard to such [***] Clinical Trial.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

(3)                                 To the extent permitted by Regulatory Authorities, the Controlling Party shall provide prior written notice to the other Party reasonably in advance of, and the other Party shall have the right to have a designee participate in, meetings with Regulatory Authorities being conducted by the Controlling Party, and the other Party shall have the right to participate in internal meetings or discussions of the Controlling Party (or the applicable portions thereof) occurring before or after, and related to, such meetings, and shall be provided with advance access to the Controlling Party materials prepared for such meetings.

(4)                                 The non-Controlling Party shall have the right to review and comment upon any correspondence with the Regulatory Authorities or their agents with respect to such [***] Clinical Trial.

(5)                                 The Controlling Party shall provide the non-Controlling Party regularly prepared minutes of material meetings with any Regulatory Authority regarding the Co-Exploited Product conducted by the Controlling Party and available material teleconference reports with any Regulatory Authority pertaining to the Co-Exploited Product conducted by the Controlling Party.

(6)                                 The Controlling Party shall make its regulatory personnel that were involved in meetings and correspondence with Regulatory Authorities with respect to such [***] Clinical Trial available to the other Party in connection with the other Party’s meetings and correspondence with Regulatory Authorities with respect to the Co-Exploited Product, including those relating to seeking and maintaining Regulatory Approvals in the United States and elsewhere.

7.                                      Allocation and Reconciliation of Shared Development Costs:

a)                                     Allocation:  Licensee shall bear seventy percent (70%) and MTI shall bear thirty percent (30%) of all Shared Development Costs with respect to the global Development of the Co-Exploited Product, and the Parties shall each bear fifty percent (50%) of all Shared Development Costs with respect to the Development of the Co-Exploited Product specifically for the United States, to be calculated and paid in accordance with the reporting, reconciliation and payment provisions of this Paragraph 7.  Notwithstanding the foregoing, Licensee shall bear one hundred percent (100%) of (i) [***] (the “Non-U.S. Development”) and (ii) [***] neither of which ((i) and (ii)), for clarity, shall be included in Shared Development Costs unless the Development Committee decides to use the data or results obtained from such Non-U.S. Development, other than safety data as required by Applicable Law, in connection with obtaining or maintaining Regulatory Approval of the Co-Exploited Product in the Co-Exploitation Territory in which case, MTI shall reimburse Licensee for [***] percent [***] of the related Shared Development Costs.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

b)                                     Budget Overruns: With respect to any Shared Development Costs, each Party shall promptly inform the other Party upon determining that it is likely to exceed the budget amounts set forth in the budget of the Co-Development Plan for an activity assigned to it under the Co-Development Plan.  To the extent that a Party (or its Affiliates) incurs Shared Development Costs for such activity for a particular Calendar Year which, in the aggregate, exceed the Shared Development Costs allocated for such activity in such Calendar Year in the budget of the Co-Development Plan by [***] percent [***] or less (a “De Minimis Overage Amount”), then such De Minimis Overage Amount shall automatically be included in the budget of the Co-Development Plan for such Calendar Year. However, to the extent that a Party (or its Affiliates) incurs Shared Development Costs for such activity for a particular Calendar Year which, in the aggregate, exceed the Shared Development Costs allocated for such activity in such Calendar Year in the budget of the Co-Development Plan by more than [***]  (such excess over [***] percent [***], the “Excess Overage Amount”), the Party that has so exceeded its budget shall provide to the Development Committee a full explanation therefor and such Excess Overage Amount shall only be included in the budget of the Co-Development Plan to the extent that the other Party agrees.  By way of example, if a Party incurs Shared Development Costs for an activity which are in excess of the budget of the Co-Development Plan by [***] percent [***], then the first [***] percent [***] thereof will automatically be included in the applicable budget as a De Minimis Overage Amount and the remaining [***] percent [***] will constitute an Excess Overage Amount and shall only be included in the applicable budget to the extent agreed to by the other Party as set forth in this subparagraph. To the extent that the other Party does not agree to treat the Excess Overage Amount as Shared Development Costs, the Party that has exceeded its budget shall be solely responsible for the Excess Overage Amount.

c)                                      Shared Development Cost Reconciliation: Following the exercise of the Co-Exploitation Option, (i) within [***] Business Days following the end of each Calendar Quarter, each Party shall prepare and deliver to the other Party a report detailing the Shared Development Costs incurred by such Party during such Calendar Quarter in accordance with the terms and conditions hereof and in accordance with the applicable Accounting Standard that were actually incurred for the first two months of such Calendar Quarter and an estimate of such costs incurred during the third month of such Calendar Quarter, and (ii) within [***] days following the end of each such Calendar Quarter, each Party shall prepare and deliver to the other Party a report detailing such costs that were actually incurred for the third month of such Calendar Quarter (each, a “Development Cost Reconciliation Report”).  Each Party shall submit any additional information reasonably requested by the other Party related to the Shared Development Costs included in its Development Cost Reconciliation Reports within [***] days after its receipt of such request.  Within [***] days after the receipt of the second Development Cost Reconciliation Report for each Calendar Quarter delivered by MTI pursuant to this subparagraph, Licensee shall prepare and deliver to MTI a composite report that (A) summarizes the relevant Shared Development Costs incurred by each Party for such Calendar Quarter, and (B) computes the amount due to Licensee or MTI, as applicable, for such Calendar Quarter in order for the Parties to share the total Shared Development Costs for such quarter in accordance with subparagraph (a) above based on the Co-Development Plan (each payment for such amount due, a “Development Cost

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Reconciliation Payment”). The Party to which a Development Cost Reconciliation Payment is due shall issue an invoice to the other Party for the Development Cost Reconciliation Payment, and such other Party shall pay the Development Cost Reconciliation Payment within [***] days after its receipt of the invoice. Each Party shall have the right to audit the records of the other Party with respect to any purported Shared Development Costs included in such reports, in accordance with Section 8.2, mutatis mutandis.

d)                                     Shared Development Cost Records:  Each Party and its Affiliates and contract research organizations will keep and maintain accurate and complete records showing the Shared Development Costs incurred by it in performing its activities under the Co-Development Plan during the [***] preceding Calendar Years, which books and records will be sufficiently detailed such that total Shared Development Costs and Development Cost Reconciliation Payments can accurately be determined.

8.                                      Allocation and Reconciliation of Net Profits/Losses:

a)                                     Allocation:  Licensee and MTI shall each receive (in the case of profits) or pay (in the case of losses), as applicable, [***] percent [***] of Net Profit/Losses with respect to co-Commercialization of the Co-Exploited Product in the United States, to be calculated and paid in accordance with the reporting, reconciliation and payment provisions of this Paragraph 8.  If any Shared Commercialization Costs are related both to the Co-Exploited Product in the United States and to other product(s) or territory(ies), only an equitable allocation of such costs shall be deemed Shared Commercialization Costs.

b)                                     Budget Overruns:  With respect to any Shared Commercialization Costs, each Party shall promptly inform the other Party upon determining that it is likely to exceed the budget amounts set forth in the budget of the Co-Commercialization Plan for the activities such Party is responsible for under the Co-Commercialization Plan. To the extent that a Party (or its Affiliates) incurs Shared Commercialization Costs for the activities such Party is responsible for under the Co-Commercialization Plan for a particular Calendar Year which on an aggregate basis for that year exceed the Shared Commercialization Costs allocated for such activity in the budget of the Co-Commercialization Plan by a De Minimis Overage Amount, then such De Minimis Overage Amount shall automatically be included in the budget of the Co-Commercialization Plan for such year.  However, to the extent that a Party (or its Affiliates) incurs Shared Commercialization Costs for the activities such Party is responsible for under the Co-Commercialization Plan for a particular Calendar Year which on an aggregate basis for that year exceed the Shared Commercialization Costs allocated for such activities in its budget of the Co-Commercialization Plan by an Excess Overage Amount, the Party that has so exceeded its budget shall provide to the JCC a full explanation for so exceeding its budget and such Excess Overage Amount shall only be included in the budget of the Co-Commercialization Plan to the extent that the other Party agrees to allow some or all of the Excess Overage Amount to be included in the budget of the Co-Commercialization Plan in its sole discretion.  By way of example, if a Party incurs Shared Commercialization Costs in a particular Calendar Year which are in excess of its budget of the Co-Commercialization Plan for such Calendar Year, by [***] percent

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

[***], then the first [***]  percent [***] thereof will automatically be included in the applicable budget as a De Minimis Overage Amount and the remaining [***]  percent [***] will constitute an Excess Overage Amount and shall only be included in the applicable budget to the extent agreed to by the other Party as set forth in this subparagraph. To the extent that the other Party does not agree to treat the Excess Overage Amount as Shared Commercialization Costs, the Party that has exceeded its budget shall be solely responsible for the Excess Overage Amount, and such Excess Overage Amount shall not be included in Shared Commercialization Costs for the purpose of calculating Net Profits/Losses in accordance the following subparagraph.

c)                                      Reconciliation of Net Profits/Losses:  Within [***] days following the end of each Calendar Quarter while the Parties are Co-Commercializing the Co-Exploited Product, each Party shall prepare and deliver to the other Party a quarterly report detailing its Shared Commercialization Costs and Shared Third Party Payments, as applicable, incurred by each Party and, in the case of Licensee, Net Sales in the United States, during such period in accordance with the terms and conditions hereof and in accordance with the applicable Accounting Standard (a “Profit and Loss Reconciliation Report”).  Each Party shall submit any additional information reasonably requested by the other Party related to such Shared Commercialization Costs and Shared Third Party Payments included in its Profit and Loss Reconciliation Report within [***] days after its receipt of such request. Within [***] days after the receipt of the Profit and Loss Reconciliation Report delivered by MTI pursuant to this paragraph, Licensee shall prepare and deliver to MTI a composite report that (i) summarizes the relevant Shared Commercialization Costs and Shared Third Party Payments incurred by each Party, (ii) summarizes the Net Sales in the United States for such Calendar Quarter, (iii) summarizes the Net Profits/Losses for such Calendar Quarter, and (iv) computes the amount due to MTI or Licensee, as applicable, for such Calendar Quarter in order for the Parties to share the Net Profits/Losses for such quarter on a [***] basis (each such amount paid, a “Profit and Loss Reconciliation Payment”). The Party to which a Profit and Loss Reconciliation Payment is due shall issue an invoice to the other Party for the Profit and Loss Reconciliation Payment, and such other Party shall pay the Profit and Loss Reconciliation Payment within [***] days after its receipt of the invoice.  Each Party shall have the right to audit the records of the other Party with respect to any purported Shared Commercialization Costs, Shared Third Party Payments, Net Sales in the United States, Net Profits/Losses, and Profit and Loss Reconciliation Payment included in such reports, in accordance with Section 8.2, mutatis mutandis.

d)                                     Co-Commercialization Records:  Each Party and its Affiliates will keep and maintain accurate and complete records showing the Shared Commercialization Costs and Shared Third Party Payments, as applicable, incurred by it, and in the case of Licensee, Net Sales in the United States, in performing its activities in the United States under the Co-Commercialization Plan during the [***] preceding Calendar Years, which books and records will be sufficiently detailed such that Shared Commercialization Costs, Shared Third Party Payments, Net Profits/Losses, and Profit and Loss Reconciliation Payments can accurately be determined.  In calculating Net Profits/Losses the following principles shall apply:

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

i)                                         There shall be no double counting of any costs or expenses or of any revenues, and to the extent a cost or expense has been included in one category or sub-category, it shall not be included in another; similarly, to the extent any revenue has been taken into account in one category or sub-category it shall not be taken into account in another.

ii)                                      When allocating costs and expenses under these Co-Exploitation Terms, each Party shall utilize the same policies and principles as it utilizes consistently within its group and business units when making internal cost allocations.

iii)                                   To the extent an item of income or revenue is received by a Party or a cost or expense is incurred by a Party, and is necessary and specifically and directly identifiable, attributable and allocable to the Development or Commercialization of the Co-Exploited Product and is not otherwise accounted for in the calculation of Net Profits/Losses, such Party shall credit such income or revenue and shall be permitted to charge such cost or expense to the Net Profits/Losses (except for Excess Overage Amounts not agreed to by the other Party).

iv)                                  All costs and expenses shall be determined, and all calculations shall be made, in accordance with the applicable Accounting Standard.

9.                                      Adverse Events; Recall; Product Liability Claims:

a)                                     The Parties shall establish procedures for reporting adverse events and other Co-Exploited Product related safety issues and shall enter into a pharmacovigilance agreement prior to MTI’s conduct of a [***] Clinical Trial of the Co-Exploited Product as provided in these Co-Exploitation Terms.  Unless otherwise agreed by the Parties, Licensee shall have the right and primary responsibility to make decisions and to take immediate action with respect to Co-Exploited Product safety issues, including recalls, in all cases, after reasonable, good faith consultation with MTI; provided, however, that Licensee may make such decision without consultation with MTI to the extent necessary for Licensee to comply with its regulatory obligations.  As between the Parties, [***]  shall own the global safety database for the Co-Exploited Product.

b)                                     Any Liabilities arising out of any Claim arising out of or resulting from the Development, Manufacture or Commercialization of any Co-Exploited Product for use or sale in the Field in the United States (“Product Liability Costs”), shall be shared equally by the Parties as a Shared Commercialization Cost for purposes of calculating Net Profits/Losses, except to the extent such Losses arise out of any Claim based on (i) a Party’s breach of any of its representations, warranties, covenants or obligations pursuant to the Agreement or these Co-Exploitation Terms, or (ii) the negligence or willful misconduct of a Party, its Affiliates, its or its Affiliates’ Sublicensees, or any of the respective officers, directors, employees and agents of each of the foregoing entities, in the performance of obligations or exercise of rights under the Agreement or these Co-Exploitation Terms.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

10.                               Detailing Responsibilities: Detailing activities conducted by the Parties shall be conducted in accordance with the Co-Commercialization Plan and as directed by the JCC.  The Parties shall only use promotional materials, advertising materials and literature approved by the JCC (subject to appropriate legal, medical and regulatory review by the Parties).  No Party shall be required to undertake any activity under these Co-Exploitation Terms which it believes, in good faith, would violate any Applicable Laws.  The JCC shall determine and set forth in the Co-Commercialization Plan the targeted number of total Details to be performed by each Party during each Calendar Year covered by the Co-Commercialization Plan, if any, and the Target Audience for such Details (the “Detail Requirements”).

a)                                     Detail cost reimbursement shall be the same on an equivalent per-Detail basis for each Party and shall be determined by the JCC (the “Per-Detail Cost”); accordingly, the only amount that a Party shall include in Commercialization Costs for the conduct of Details is the Per-Detail Cost for the Details actually conducted in accordance with the Co-Commercialization Plan, even if such Party’s actual per-Detail costs differ from the Per-Detail Cost.

b)                                     Each Party shall keep complete and accurate records of all Details performed by its sales force with respect to the Co-Exploited Product in the United States, which will be accessible to the other Party as determined by the JCC.  The Parties will, if reasonably necessary, cooperate through the JCC to establish compatible Detail reporting and tracking mechanisms for Detailing the Co-Exploited Product to facilitate communication and coordination of the Detailing efforts between the Parties.

11.                               Effect of Change in Control of MTI:  Upon any Change in Control of MTI, the following changes to these Co-Exploitation Terms will become effective:

a)                                     MTI will have no further right to be the Controlling Party for any [***] Clinical Trial of the Co-Exploited Product pursuant to Paragraph 6(c)(ii) above; provided, however, that MTI may continue to be the Controlling Party for any ongoing [***] Clinical Trial in which patients are enrolled or being dosed and for which it was the Controlling Party as of such Change in Control;

b)                                     if MTI’s acquirer or any of its Affiliates is Developing or Commercializing, or has plans to Develop or Commercialize, a product that Licensee reasonably considers to be competitive with the Co-Exploited Product, MTI will propose to Licensee and implement a mutually acceptable firewall to ensure that MTI’s Co-Exploitation of the Co-Exploited Product, including its representation on the Development Committee, does not result in proprietary information being disclosed between personnel working on the Co-Exploited Product and personnel working on such competitive product; and

c)                                      MTI’s acquirer shall be obligated to maintain at least the same level of diligence in performing MTI’s obligations under these Co-Exploitation Terms as had been applied prior to the applicable transaction, unless otherwise agreed to in writing by the Parties.

For clarity, the Parties shall continue to share Shared Development Costs and Net Profits/Losses for the Co-Exploited Product.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

12.                               Term and Termination of Co-Exploitation:

a)                                     The term of Co-Exploitation under these Co-Exploitation Terms (the “Co-Exploitation Period”) shall commence upon MTI’s exercise of the Co-Exploitation Option and, unless earlier terminated, shall expire upon the earlier of (i) MTI’s exercise of the Co-Exploitation Option with respect to any other Potential Co-Exploited Product in accordance with Section 5.5.6 or (ii) such time as the JCC may determine to cease Commercialization of the Co-Exploited Product in the United States.

b)                                     Termination by MTI Without Cause. MTI may terminate the Co-Exploitation hereunder at any time by giving Licensee at least [***] days’ prior written notice (or such shorter notice as Licensee may agree). If MTI delivers such notice, then MTI shall not be responsible for any Shared Development Costs incurred by Licensee (or its Affiliates) hereunder other than (i) its share of Shared Development Costs incurred prior to the date of such notice in accordance with the Co-Development Plan and (ii) its share of Shared Development Costs incurred from the date of such notice until [***] days thereafter (but Licensee shall not accelerate incurring any Shared Development Costs).

c)                                      Termination for Cause. Either Party may terminate the Co-Exploitation in the event the other Party materially breaches its obligations under these Co-Exploitation Terms.  Such termination shall only be effective if the breaching Party does not cure the breach within [***] days after written notice from the non-breaching Party, but if the material breach is not by its nature curable (either at all or within [***] days), then such termination shall be effective immediately upon written notice to the breaching Party.

d)                                     Termination for Safety. Notwithstanding anything to the contrary herein, following discovery of a Material Safety Issue, either Party may, upon written notice to the other Party, halt its ongoing Co-Exploited Product Development and Commercialization activities, investigate the Material Safety Issue, and determine a course of action. Following such investigation, such Party may elect to terminate the Co-Exploitation, and if such Party makes such election, then it shall provide written notice to the other Party of such termination and such termination shall take effect immediately. Within [***] days of discovery of a Material Safety Issue, the discovering Party must either elect to terminate the Co-Exploitation, or restart its Co-Exploitation, Development and Commercialization activities and thereafter conduct such activities in accordance with the Co-Exploitation Terms.

e)                                      Termination (but not expiration) of the Agreement, other than by Licensee pursuant to Section 13.2, shall result in the termination of the Co-Exploitation.

f)                                       If Licensee terminates the Co-Exploitation due to MTI’s material breach, Licensee may reduce by [***] percent [***] the milestones and royalties with respect to the terminated Co-Exploited Product under Article 7 of the Agreement that would not have been payable had the Co-Exploitation continued.

g)                                      Following any termination of the Co-Exploitation, the Parties shall reasonably cooperate to wind down all activities under these Co-Exploitation Terms expeditiously.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

The sharing of Shared Development Costs and Net Profits/Losses under these Co-Exploitation Terms shall continue during such wind down period.

13.                               Definitions:

“Commercial Supply Costs” means the actual fully burdened costs and expenses incurred by Licensee and its Affiliates for the Manufacture and/or supply of commercial quantities of the Co-Exploited Product for sale in the United States, calculated using a methodology consistent with the applicable Accounting Standard.

“Commercialization Costs” means the actual fully burdened costs and expenses incurred by a Party or its Affiliates attributable to, or reasonably allocable (in accordance with the applicable Accounting Standard) to, (a) the Commercialization of the Co-Exploited Product in the United States and that are consistent with the Co-Commercialization Plan and (b) any other Commercialization-related activities that are approved by the JCC as Commercialization Costs.  Commercialization Costs excludes any Commercial Supply Costs.  Distribution costs should be based on actual direct spending plus a reasonable allocation for indirect distribution spending.

“Detail” or “Detailing” means, with respect to the Co-Exploited Product, the communication by a Sales Representative to a member of the Target Audience (a) involving face-to-face contact, (b) describing in a fair and balanced manner the FDA-approved indicated uses and other relevant characteristics of such Co-Exploited Product, (c) using promotional materials in an effort to increase the Target Audience prescribing or hospital ordering preferences of such Co-Exploited Product for its FDA-approved indicated uses, and (d) made at the Target Audience member’s office, in a hospital or other place where the Target Audience member normally issues prescriptions where the principal objective is to place an emphasis, either primary or secondary, on the Co-Exploited Product and not simply to discuss the Co-Exploited Product with a member of the Target Audience. For the avoidance of doubt, discussions at conventions, congresses and meetings of key opinion leaders organized by a Party shall not constitute “Details” or “Detailing.”

“Development Supply Costs” means the actual fully burdened cost to, and out-of-pocket incurred by, Licensee or its Affiliates for the Manufacture and/or supply of quantities of the Co-Exploited Product for Development use, calculated using a methodology consistent with IFRS.

“Material Safety Issue” means any safety, tolerability or other data, indicating or signaling, as measured by customary safety and efficacy evaluation criteria and methodology, that the Co-Exploited Product is unsafe for medical applications in humans.

“Net Profits/Losses” means, for a given period, Net Sales of the Co-Exploited Product in the United States less Shared Commercialization Costs and Shared Third Party Payments.  “Net Profit” means Net Profits/Losses where the result is a positive number, and “Net Losses” means Net Profits/Losses where the result is a negative number.

“Sales Representative” means a professional pharmaceutical sales representative employed by either Party to conduct primarily Detailing and other Promotional efforts with

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

respect to a Co-Exploited Product and who has been trained by either Party in accordance with a training protocol to be agreed upon by the Parties as set forth in the Co-Commercialization Plan.

“Shared Commercialization Costs” means MTI’s Commercialization Costs and Licensee’s Commercialization Costs, in each case, with respect to the Co-Exploited Product in the United States, and that are consistent with the Co-Commercialization Plan. Shared Commercialization Costs includes Commercial Supply Costs.

“Shared Development Costs” means the costs and expenses incurred by a Party, its Affiliates, licensees or Sublicensees attributable to, or reasonably allocable (in accordance with the applicable Accounting Standard) to the Development of the Co-Exploited Product after commencement of the first [***] Clinical Trial thereof, and that are consistent with the Co-Development Plan. Shared Development Costs includes Development Supply Costs.

“Shared Third Party Payments” means, following the exercise of the Co-Exploitation Option, Third Party Payments paid by MTI or Licensee or their Affiliates, arising out of the Manufacture of the Co-Exploited Product for Commercialization in the United States or for Commercialization of the Co-Exploited Product in the United States.

“Target Audience” means the physicians or other health care professionals with authority to prescribe a pharmaceutical product or issue hospital orders for a pharmaceutical product in the United States

“Third Party IP Rights” means Patent Rights and Know-How owned or controlled by a Third Party.

“Third Party Payments” means any amounts paid by a Party or any of its Affiliates to a Third Party in consideration for a license of Third Party IP Rights from any Third Party to Manufacture or Commercialize the Co-Exploited Product.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

SCHEDULE H

SHARE PURCHASE AGREEMENT TERM SHEET

This Term Sheet summarizes the principal terms of the share purchase agreement contemplated by Section 5.5.4(a) and Section 5.5.4(b) of the Agreement.

Investor	Licensee

Issued Shares:	Common shares of MTI

Number of Issued Shares:

Subject to the following sentence, the number of Issued Shares equal to the quotient obtained by dividing:

(A) the Co-Exploitation Option Exercise Fee

by

(B) a per share price that is

(x) [***] of the per share price of the common shares of MTI based on the most recent Third Party Section 409A valuation of the MTI common stock (a copy of which shall be to Licensee), if the MTI common stock is not publicly traded at such time, or

(y) the average closing price of the MTI common stock on its principal trading exchange for [***] trading days ending on the trading day immediately preceding the exercise of the Co-Exploitation Option, if the MTI common stock is publicly traded at such time

Notwithstanding the foregoing, the issuance of the Issued Shares to Licensee may not cause Licensee’s aggregate ownership of MTI to exceed [***] percent [***] of the then issued and outstanding common shares of MTI on a fully diluted basis, and any remaining amount of the Co-Exploitation Option Exercise Fee pursuant to Section 5.5.4(b) of the Agreement shall be payable in U.S. Dollars.

Representations and Warranties:

If, at the time of execution of the share purchase agreement, MTI is a privately-held company, the share purchase agreement would contain the same representations and warranties included in the share purchase agreement from MTI’s last financing round in which venture capital, private equity or other institutional investors participated.

If, at the time of execution of the share purchase agreement, MTI

H-1

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

is a publicly-traded company, the share purchase agreement would contain representations and warranties that are customary and standard for a private investment in public equity transaction.

Conditions to Closing:	Customary and standard conditions to closing.

Costs and Expenses:	MTI counsel to draft closing documents. Each Party to pay its own legal and administrative costs associated with negotiating and entering into the share purchase agreement.

Voting Agreement:	There will be no requirement to enter into a voting agreement with respect to the Issued Shares and Licensee will not be subject to any voting restrictions.

Registration of Shares:

Licensee will not be granted any demand registration rights by MTI with respect to the Issued Shares and the Issued Shares shall not be registered at the time of issuance.  Licensee will be granted piggyback registration rights that are pari passu to the rights granted to investors of MTI.  The Issued Shares will not be subject to any contractual transfer restrictions and may be transferred in compliance with applicable securities laws.

H-2

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.